Exhibit 10.2

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

December 22, 2010

among

AMERICAN MEDIA, INC.,

THE SUBSIDIARIES OF AMERICAN MEDIA, INC.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

		Page
	ARTICLE I

	DEFINITIONS

SECTION 1.01.	Credit Agreement	4
SECTION 1.02.	Other Defined Terms	4

	ARTICLE II

	GUARANTEE

SECTION 2.01.	Guarantee	8
SECTION 2.02.	Guarantee of Payment	9
SECTION 2.03.	No Limitations	9
SECTION 2.04.	Reinstatement	10
SECTION 2.05.	Agreement To Pay; Subrogation	10
SECTION 2.06.	Information	10

	ARTICLE III

	PLEDGE OF SECURITIES

SECTION 3.01.	Pledge	10
SECTION 3.02.	Delivery of the Pledged Collateral	11
SECTION 3.03.	Representations, Warranties and Covenants	12
SECTION 3.04.	Certification of Limited Liability Company and Limited Partnership Interests	13
SECTION 3.05.	Registration in Nominee Name; Denominations	13
SECTION 3.06.	Voting Rights; Dividends and Interest	14

	ARTICLE IV

	SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01.	Security Interest	16
SECTION 4.02.	Representations and Warranties	18
SECTION 4.03.	Covenants	20
SECTION 4.04.	Other Actions	23
SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	25

GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”), dated as of December 22, 2010, among AMERICAN MEDIA, INC., the Subsidiaries of AMERICAN MEDIA, INC. identified herein and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Media, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Commodity Account Control Agreement” means an agreement in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a commodity intermediary, and the Administrative Agent establishing control of a Commodity Account maintained by any Grantor with such commodity intermediary.

“Control” means (i) in the case of each Deposit Account, “control” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such Copy right in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Deposit Account” means, collectively with respect to each Grantor, (i) all “deposit accounts” as such term is defined in the UCC and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Deposit Account Control Agreement” means an agreement in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a banking institution holding such Grantor’s funds, and the Administrative Agent establishing control of a Deposit Account maintained by any Grantor with such banking institution.

“Excluded Accounts” has the meaning assigned to such term in Section 4.04(d).

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “general intangibles” (as defined in the New York UCC), including, without limitation, (i) all choses in action and causes of action, (ii) all other intangible personal property of every kind and nature (other than Accounts, chattel paper, Investment Property, Letter of Credit Rights and Deposit Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, (iii) indemnification claims, (iv) contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), (v) Intellectual Property, (vi) goodwill, (vii) registrations, (viii) franchises, (ix) tax refund claims and any (x) letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” means the Borrower and the Subsidiary Parties.

“Guarantors” means the Subsidiary Parties.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Investment Property” means a security, whether certified or uncertified, Security Entitlement, Securities Account, Commodity Contract or Commodity Account.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including any default interest and interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into and (c) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising from treasury, depositary and cash management services in connection with any automated clearing house transfers of funds.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an executive officer or Financial Officer of the Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) each counterparty to any Hedging Agreement with a Loan Party the obligations under which constitute Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the successors and assigns of each of the foregoing.

“Securities Account Control Agreement” means an agreement in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a securities intermediary, and the Administrative Agent establishing control of a Securities Account maintained by any Grantor with such securities intermediary.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Parties” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Effective Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III; provided that, applications in the United States Patent and Trademark Office to register trademarks or service marks on the basis of any Grantor’s “intent to use” such trademarks or service marks will not be deemed to be Collateral unless and until a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted in the United States Patent and Trademark Office, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral, and, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety to each Secured Party and their respective successors and assigns, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each Guarantor hereby jointly and severally agree that if the Borrower or any other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise (other than a defense of performance). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Administrative Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than performance of the Obligations, to the extent of such performance)). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than a defense of performance. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other

Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations are reduced thereby and only to the extent the same are affected in accordance with the provisions of this Agreement. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other equity interests owned by it and listed on Schedule II and any other equity interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Stock”); (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor represented by a promissory note or other instrument evidencing such debt securities and (iii) the promissory notes and any other instruments evidencing such debt securities, if any (the “Pledged Debt Securities”); (c) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06(d), all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

SECTION 3.02. Delivery of the Pledged Collateral.

(a) Each Grantor agrees promptly to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities.

(b) (1) Each Grantor will pledge and deliver to the Administrative Agent pursuant to the terms hereof any Indebtedness for borrowed money owed to such Grantor by any Person that is evidenced by a duly executed promissory note, and, individually, in excess of $250,000 or, in the aggregate, in excess of $1,000,000.

(i) Each Grantor acknowledges and agrees that, to the extent any debt securities now or hereafter issued to such Grantor are not represented by a promissory note or other instrument evidencing such debt securities on the Effective Date, then such Grantor shall not reduce any such debt securities to a promissory note or other instrument evidencing such debt securities after the Effective Date unless such Grantor promptly delivers each such promissory note or other instrument evidencing such debt securities, individually, in excess of $250,000 or, in the aggregate, in excess of $1,000,000, to the Administrative Agent.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock powers, note powers or allonges, as applicable duly executed in blank or other instruments of transfer satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall, at the reasonable request of the Administrative Agent, be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests of Subsidiaries (and with respect to Foreign Subsidiaries 65% of the voting Equity Interest of Foreign Subsidiaries) and all debt securities and promissory notes required to be pledged hereunder;

(b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, to the best knowledge of the relevant Grantors, are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement and Liens permitted by Section 6.02 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement and Liens permitted by Section 6.02 of the Credit Agreement and assignments and transfers permitted under Section 6.05 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Liens permitted by Section 6.02 of the Credit Agreement), however, arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) the Emergence Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any of the Grantors or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any of the Grantors or its assets, or give rise to a right thereunder to require any payment to be made by any of the Grantors, and (d) will not result in the creation or imposition of any Lien on any asset of any of the Grantors, except Liens created under the Loan Documents and other Liens permitted under Section 6.02 of the Credit Agreement;

(g) this Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral; and

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each Grantor acknowledges and agrees that (i) each interest in any limited liability company or limited partnership controlled by the Grantor, pledged hereunder and represented by a certificate shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC and (ii) each such interest shall at all times hereafter be represented by a certificate unless such Grantor provides prior written notice of any election to not treat such interests as a “security,” or not to have such interest certificated, and takes all actions reasonably required by the Administrative Agent to maintain a valid, perfected lien with respect to such interest.

(b) Each Grantor further acknowledges and agrees that (i) each interest in any limited liability company or limited partnership controlled by the Grantor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC, and (ii) each Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless the Grantor provides prior written notification to the Administrative Agent of such election and immediately delivers any such certificate to the Administrative Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (upon the occurrence and during the continuance of an Event of Default) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as subagent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent. Each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. After the Pledged Securities are held in its name, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(ii) At the sole expense of the Loan Parties, the Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate to that effect, the Administrative Agent shall, within five Business Days after receipt of such certificate, repay to each Grantor (without interest) all dividends, interest, principal (without interest) or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, the Administrative Agent, if directed by the Required Lenders, shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate to that effect, each Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 3.06.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Administrative Agent) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Documents (other than title documents relating to vehicles);

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) Letter-of Credit Rights;

(xi) Commercial Tort Claims described in Schedule IV;

(xii) all other personal property (other than leasehold interests in real property) not otherwise described above (except for any property specifically excluded from any clause in this section above and any property specifically excluded from any defined term used in any clause of this section);

(xiii) all books and records; and

(xiv) all Proceeds and products of any and all Supporting Obligations of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, that notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, nor the terms “Article 9 Collateral” or “Pledged Stock” include (A) any contract or agreement to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the unenforceability of any right of the Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity), provided, however, that such security interest shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in (i) or (ii) including, without limitation, any proceeds of such contract or agreement, (B) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or any Equity Interests in any Person that is not a wholly-owned Subsidiary where, pursuant to the organizational documents or any related shareholders or similar agreement of such Person, the grant of such security interest or lien is prohibited or prohibited without the consent of the equity holders of such Person (other than the Borrower or any wholly-owned Subsidiary thereof); and (C) assets owned by any Grantor on the date hereof or hereafter acquired and any proceeds thereof that are subject to a Lien securing Indebtedness permitted to be incurred pursuant to Section 6.01(a)(v) of the Credit Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such Indebtedness) validly prohibits the creation of any other Lien on such assets and proceeds.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Pledgor, whether now owned or hereafter acquired or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

Each Grantor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.03(a) or 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof or a fully executed short-form agreement in form and substance reasonably satisfactory to the Administrative Agent containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Administrative Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions, (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement or the short-form agreement referenced in paragraph (b) above with the United States Patent and Trademark Office and the United States Copyright Office, as applicable; and (iv) from and after the date required under the Credit Agreement and Section 4.04(d) hereof, a perfected security interest in each Deposit Account (other than Excluded Accounts), Securities Account and Commodity Account in favor of the Administrative Agent to the extent a security interest therein may be perfected by obtaining “control” pursuant to the New York UCC by entry into control agreements. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement that have priority as a matter of law. Notwithstanding anything to the contrary contained herein, no representation is made regarding perfection with respect to deposit accounts.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens permitted pursuant to Section 6.02 of the Credit Agreement.

(e) No amount payable under or in connection with any of the Article 9 Collateral is evidenced by any promissory note or other instrument that is, individually, in excess of $250,000 or, in the aggregate, in excess of $1,000,000, which has not been promptly pledged and delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent.

(f) On the date hereof, except to the extent listed in Schedule IV, no Grantor has knowledge of rights in any Commercial Tort Claim as to which it reasonably expects to recover more than $250,000.

(g) All Deposit Accounts, Securities Accounts and Commodity Accounts of each Grantor as of the date hereof are listed on Schedule V.

SECTION 4.03. Covenants.

(a) Each Grantor agrees promptly (and in any event within 30 days of such change) to notify the Administrative Agent in writing of any change (i) in corporate name, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Article 9 Collateral owned by it or any office or facility at which Article 9 owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Administrative Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

(b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a) of the Credit Agreement, the Borrower shall deliver to the Administrative Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower (a) setting forth the information required pursuant to the Perfection Certificate and each of the Schedules or confirming that there has been no change in such information since the date of such certificate or Schedules or the date of the most recent certificate or Schedules delivered pursuant to this Section 4.03(c) and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings recordings or registrations, including all refilings, recordings and registrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 4.03 to the extent necessary to protect and perfect the Security Interest as of the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period); provided that solely with respect to Intellectual

Property, the Borrower shall deliver on a quarterly basis the certificate required by this Section 4.03(c) at the time of delivery of the certificate pursuant to Section 5.01(c) of the Credit Agreement for the quarter then ended. Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Administrative Agent.

(d) Each Grantor shall, at its own expense, take all reasonable and necessary actions to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement.

(e) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument that is, individually, in excess of $250,000 or, in the aggregate, in excess of $1,000,000, such note or instrument shall be promptly pledged and delivered to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Administrative Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 20 days after it has been notified by the Administrative Agent of the specific identification of such Collateral, to advise the Administrative Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral or provide an explanation, which shall be reasonably satisfactory to the Administrative Agent, as to why such asset or item does not constitute Copyrights, Licenses, Patents or Trademarks. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Administrative Agent of the specific identification of such Collateral.

(f) The Administrative Agent and such Persons as the Administrative Agent may reasonably designate, and any counsel which shall be appointed pursuant to Section 9.03 of the Credit Agreement, shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.03 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Administrative Agent, and any counsel which shall be appointed pursuant to Section 9.03 of the Credit Agreement, shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(g) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(i) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except in each case as permitted by the Credit Agreement.

(j) None of the Grantors will, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business.

(k) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreement. All such insurance shall name the Administrative Agent as an additional insured party or loss payee. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

(l) If any Grantor shall obtain an interest in any Commercial Tort Claim as to which it determines that it reasonably expects to recover more than $250,000, such Grantor shall within 30 days of making such determination (or such other period reasonably satisfactory to the Administrative Agent) sign and deliver documentation reasonably acceptable to the Administrative Agent granting a perfected security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities representing Pledged Stock, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify. If any securities in a Restricted Subsidiary now or hereafter acquired by any Grantor are un-certificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Administrative Agent thereof and, at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of the securities. The

Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such instructions or directions to any such issuer and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur.

(c) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Administrative Agent thereof and, upon the occurrence and during the continuation of an Event of Default, at the request and option of the Administrative Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(d) Deposit Accounts, Securities Accounts and Commodity Accounts. From and after the date required under the Credit Agreement, for each Deposit Account (other than (i) Account No. 3457710 at Canadian Imperial Bank of Commerce and Account No. 737248 at Citizens State Bank of Waverly, so long as no further funds are deposited therein and such accounts are closed promptly after satisfying all undrawn checks, and (ii) any Deposit Account exclusively used for payroll, payroll taxes and other employee wage and benefits programs (such accounts, the “Excluded Accounts”)), Securities Account and Commodity Account that any Grantor currently maintains or that any Grantor at any time opens and maintains, such Grantor shall, cause the depository bank, securities intermediary or commodity intermediary, as the case may be, to agree to comply with instructions originated by the Administrative Agent (a) directing the disposition of funds with respect to such Deposit Account or (b) concerning the Securities Account or Commodity Account, as the case may be, without further consent of such Grantor or any other Person, pursuant to a control agreement reasonably satisfactory to the Administrative Agent. The Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default shall have occurred and be continuing. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all actions as the Administrative Agent may from time-to-time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies of the Administrative Agent with respect to such Deposit Account, Securities Account or Commodity Account. Without limiting the foregoing, from and after the date required under the Credit Agreement in order to perfect the security interest in Deposit Accounts and Securities Accounts, before opening, closing or replacing any Deposit Account, Securities Account or Commodity Account, each Grantor shall give 5 Business Days’ prior notice to the Administrative Agent and shall cause each bank or financial institution in which it seeks to open a Deposit Account, Securities Account, or Commodity Account, to enter into a, Deposit Account Control Agreement, Securities Account Control Agreement or Commodity Account Control Agreement, as the case may be, with the Administrative Agent in order to establish control by the Administrative Agent in such Deposit Account, Securities Account or Commodity Account. Each Grantor further covenants that from and after the date required under the Credit Agreement in order to perfect the security interest in Deposit Accounts and Securities Accounts, any and all cash, checks and proceeds of Collateral shall be placed in an account subject to a control agreement (other than with respect to deposits into an Excluded Account).

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Each Grantor agrees that it will not, do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act as omitting to do any act) whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b) Each Grantor will (and will exercise commercially reasonable efforts to cause its licensees or its sublicensees to), for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark consistent with past practice, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c) Each Grantor will (and will exercise commercially reasonable efforts to cause its licensees or its sublicensees to), for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d) Each Grantor shall notify the Administrative Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) Each Grantor will take all reasonable and necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(f) In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Administrative Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are reasonably appropriate under the circumstances to protect such Article 9 Collateral.

(g) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee, in accordance with Section 5.01.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral (other than Trademarks for which such assignment, transfer or conveyance would jeopardize the validity of such Trademark, for which the parties shall cooperate to find an alternative solution) by the applicable Grantors to the Administrative Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, subject to the terms of the Intercreditor Agreements, the Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel (and any expenses of other counsel permitted by Section 9.03 of the Credit Agreement), the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, nonexclusive license

(exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense (subject to the Grantor’s license) any of the Article 9 Collateral consisting of Intellectual Property, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 5.05. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Administrative Agent of legal counsel or of any other legal counsel approved pursuant to Section 9.03 of the Credit Agreement), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Administrative Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

SECTION 5.06. Proceeds to be Turned Over to Administrative Agent. If an Event of Default occurs and is continuing and the Borrower’s Obligations under the Credit Agreement have been accelerated as a consequence thereof, then the Administrative Agent may request that all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All proceeds received by the Administrative Agent shall be held in a collateral account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent hereunder shall be held by the Administrative Agent in such a collateral account (or by such Grantor in trust for the Administrative Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.02.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Loan Document to satisfy in whole or in part an obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor shall be sold pursuant to any Loan Document to satisfy any Obligation owed to any Secured Party and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation from any other Loan Party under applicable law or otherwise shall be fully subordinated (including in any insolvency proceeding) to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

(b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated (including in any insolvency proceeding) to the indefeasible payment in full in cash of the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Waivers; Amendment.

(a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 7.03. Administrative Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor and each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Loan Documents. The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 7.03 shall be payable on written demand therefor.

SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitments have not expired or terminated.

SECTION 7.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but excluding deposits held in Excluded Accounts) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor, or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.12. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

SECTION 7.13. Termination or Release.

(a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released (i) in the event that such Subsidiary Party is designated as an Unrestricted Subsidiary in accordance with the terms of the Credit Agreement or (ii) upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral (other than any such sale to another Grantor) that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Administrative Agent.

SECTION 7.14. Additional Subsidiaries. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement and each Unrestricted Subsidiary that is designated as a Restricted Subsidiary (and is also a Subsidiary Loan Party) is required to enter in this Agreement as a Subsidiary Party upon becoming such a Subsidiary Loan Party. Upon execution and delivery by the Administrative Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 7.15. Administrative Agent Appointed Attorney-in-Fact.

(a) Upon the occurrence and during the continuation of an Event of Default, each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of Accounts Receivable to any Account Debtor; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (vii) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

SECTION 7.16. Intercreditor Agreements. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the terms of the Intercreditor Agreements. In the event of any conflict between the terms of the Intercreditor Agreements and the terms of this Agreement, the terms of the Intercreditor Agreements shall govern and control.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AMERICAN MEDIA, INC.

By:	/s/ Christopher V. Polimeni
	Name:	Christopher V. Polimeni
	Title:	Executive Vice President and Chief Financial Officer and Treasurer

AMERICAN MEDIA CONSUMER ENTERTAINMENT, INC.

AMERICAN MEDIA CONSUMER MAGAZINE GROUP, INC.

AMERICAN MEDIA DISTRIBUTION & MARKETING GROUP, INC.

AMERICAN MEDIA MINI MAGS, INC.

AMERICAN MEDIA NEWSPAPER GROUP, INC.

AMERICAN MEDIA PROPERTY GROUP, INC.

AMI DIGITAL COMMERCE, INC.

COUNTRY MUSIC MEDIA GROUP, INC.

DISTRIBUTION SERVICES, INC.

GLOBE COMMUNICATIONS, CORP.

GLOBE EDITORIAL, INC.

MIRA! EDITORIAL, INC.

NATIONAL ENQUIRER, INC.

NATIONAL EXAMINER, INC.

STAR EDITORAL, INC.

WEIDER PUBLICATIONS, LLC

By:	/s/ Christopher V. Polimeni
	Name:	Christopher V. Polimeni
	Title:	Executive Vice President and Chief
Financial Officer and Treasurer

[Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Executive Director

Schedule I to

the Guarantee and

Collateral Agreement

SUBSIDIARY PARTIES

American Media Consumer Entertainment, Inc.

American Media Consumer Magazine Group, Inc.

American Media Distribution & Marketing Group, Inc.

American Media Mini Mags, Inc.

American Media Newspaper Group, Inc.

American Media Property Group, Inc.

AMI Digital Commerce, Inc.

Country Music Media Group, Inc.

Distribution Services, Inc.

Globe Communications Corp.

Globe Editorial, Inc.

Mira! Editorial, Inc.

National Enquirer, Inc.

National Examiner, Inc.

Star Editorial, Inc.

Weider Publications, LLC

Schedule II to

the Guarantee and

Collateral Agreement

EQUITY INTERESTS

Issuer	Authorized Shares	Type	Par Value	Issued Shares	Owner	% Owned	Certificated [Y/N]
American Media Consumer Entertainment, Inc.	1,000	common stock	$0.01	1	American Media Consumer Magazine Group, Inc.	100%	Yes
American Media Consumer Magazine Group, Inc.	1,000	common stock	$0.01	1	American Media, Inc.	100%	Yes
American Media Distribution & Marketing Group, Inc.	1,000	common stock	$0.01	1	American Media, Inc.	100%	Yes
American Media Mini Mags, Inc.	1,000	common stock	$0.01	1	American Media Consumer Magazine Group, Inc.	100%	Yes
American Media Newspaper Group, Inc.	1,000	common stock	$0.01	1	American Media, Inc.	100%	Yes
American Media Property Group, Inc.	1,000	common stock	$0.01	1	American Media, Inc.	100%	Yes
AMI Digital Commerce, Inc.	1,000	common stock	$0.0001	1	American Media, Inc.	100%	Yes
Country Music Media Group, Inc.	1,000	common stock	$1.00	1	American Media Consumer Magazine Group, Inc.	100%	Yes
Distribution Services, Inc.	1,000	common stock	no par value	5	American Media Distribution & Marketing Group, Inc.	100%	Yes

Globe Communications Corp.	1,000	common stock	$10.00	1	American Media Property Group, Inc.	100%	Yes
Globe Editorial, Inc.	1,000	common stock	$0.01	1	American Media Newspaper Group, Inc.	100%	Yes
Mira! Editorial, Inc.	1,000	common stock	$0.01	1	American Media Newspaper Group, Inc.	100%	Yes
National Enquirer, Inc.	1,000,000	common stock	$0.001	958,911	American Media Newspaper Group, Inc.	100%	Yes
National Examiner, Inc.	1,000	common stock	$0.01	1	American Media Newspaper Group, Inc.	100%	Yes
Star Editorial, Inc.	200	common stock	no par value	10	American Media Newspaper Group, Inc.	100%	Yes
Weider Publications, LLC	10,000	membership units	$0.01	10,000	American Media, Inc.	100%	Yes
Weider Publications Group, Ltd.	n/a	n/a	n/a	n/a	Weider Publications, LLC	100%	No

DEBT SECURITIES

Issuer	Grantor	Principal Amount	Date of Note	Maturity Date
Bat Boy LLC	American Media, Inc.	$500,000	May 23, 2008	May 23, 2011

Schedule III to

the Guarantee and

Collateral Agreement

COPYRIGHTS

Copyright Registrations

Please see the following registered copyrights as well as the attached 335 pages.

Date filed	Owner	Publication	Issue Number	Registration #	Date
01/23/03	American Media Mini Mags, Inc.	Seek and Find	#132	TX 5-695-810	02/04/03
01/23/03	American Media Mini Mags, Inc.	The Supermom Syndrome		TX 5-695-811	02/04/03
01/23/03	American Media Mini Mags, Inc.	Secret Word	#37	TX 5-819-667	03/18/03
01/23/03	American Media Mini Mags, Inc.	Complete Nutrition Counter		TX 5-695-808	02/04/03
01/23/03	American Media Mini Mags, Inc.	Lia: Taking it To Extremes	WWE	TX 5-695-807	02/04/03
01/23/03	American Media Mini Mags, Inc.	Stacy: She’s Got Legs	WWE	TX 5-710-683	02/03/03
01/23/03	American Media Mini Mags, Inc.	Health in a Heartbeat!		TX 5-695-809	02/04/03
01/23/03	American Media Mini Mags, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3#6	TX 5-708-054	02/04/03
01/23/03	American Media Mini Mags, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3#4	TX 5-688-216	02/04/03
01/23/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Mar-03	TX 5-787-427	02/06/03
01/23/03	Country Music Media Group, Inc.	Country Weekly	4-Feb-03	TX 5-773-764	02/04/03
01/23/03	Country Music Media Group, Inc.	Country Weekly	21-Jan-03	TX 5-708-045	02/06/03
01/23/03	Country Music Media Group, Inc.	Country Music	February/March 2003	TX 5-667-700	01/30/03
01/23/03	Star Editorial, Inc.	Star	Vol. 29 #52, 53; Vol. 30# 1	TX 5-670-220	02/04/03
01/23/03	Star Editorial, Inc.	Star	Vol. 30#2-5	TX 5-674-652	02/04/03
01/23/03	National Enquirer, Inc.	Enquirer	Vol. 77#27-30	TX 5-809-443	02/04/03
01/23/03	Globe Editorial, Inc.	Globe	Vol. 49#52,53; Vol. 50#1	TX 5-672-572	02/05/03
01/23/03	Globe Editorial, Inc.	Globe	Vol. 50#2-5	RX 5-760-267	02/14/03
01/23/03	National Examiner, Inc.	Examiner	Vol. 39# 53; Vol. 40#1	TX 5-670-219	02/04/03
01/23/03	National Examiner, Inc.	Examiner	Vol. 40# 2-5	TX 5-674-655	02/04/03
01/23/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 20#53; Vol. 21#1	TX 5-806-466	02/05/03
01/23/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21#2-5	TX 6-029-804	02/14/03
03/07/03	National Enquirer, Inc.	Enquirer	Vol. 77#31-34	TX 5-809-450	03/12/03
03/07/03	Globe Editorial, Inc.	Globe	Vol. 50#6-9	TX 5-806-679	03/12/03
03/07/03	Star Editorial, Inc.	Star	Vol. 30#6-9	TX 5-809-447	03/12/03
03/07/03	National Examiner, Inc.	Examiner	Vol. 40#6-9	TX 5-763-142	03/14/03
03/07/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21#6-9	TX 5-809-446	03/12/03
03/07/03	Country Music Media Group, Inc.	Country Weekly	Vol. 10#4	TX 5-814-088	03/26/03
03/07/03	Country Music Media Group, Inc.	Country Weekly	Vol. 10#5	TX 5-796-317	03/14/03
03/07/03	Country Music Media Group, Inc.	Country Weekly	vol. 10#6	TX 5-819-629	03/12/03
03/07/03	Country Music Media Group, Inc.	Country Music	April/May 2003	TX 5-796-316	03/17/03
03/07/03	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	April/May 2003	TX 5-773-805	03/14/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
03/07/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 2 #4	TX 5-773-765	03/14/03
03/07/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3#8	TX 5-775-060	03/26/03
03/07/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3#10	TX 5-819-654	04/09/03
03/07/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3#10	TX 5-772-743	03/17/03
03/07/03	American Media Mini Mags, Inc.	Leo - APRIL MAY JUNE 2003		TX5-717-631	03/17/03
03/07/03	American Media Mini Mags, Inc.	Aries - APRIL MAY JUNE 2003		TX 5-717-633	03/18/03
03/07/03	American Media Mini Mags, Inc.	Sagittarius - APRIL MAY JUNE 2003		TX 5-819-666	03/18/03
03/07/03	American Media Mini Mags, Inc.	Capricorn - APRIL MAY JUNE 2003		TX 5-792-687	03/18/03
03/07/03	American Media Mini Mags, Inc.	Virgo - APRIL MAY JUNE 2003		TX 5-717-632	03/18/03
03/07/03	American Media Mini Mags, Inc.	Taurus - APRIL MAY JUNE 2003		TX 5-864-795	03/18/03
03/07/03	American Media Mini Mags, Inc.	Gemini - APRIL MAY JUNE 2003		TX 5-838-943	03/21/03
03/07/03	American Media Mini Mags, Inc.	Libra - APRIL MAY JUNE 2003		TX 5-712-544	03/21/03
03/07/03	American Media Mini Mags, Inc.	Aquarius - APRIL MAY JUNE 2003		TX 5-792-684	03/18/03
03/07/03	American Media Mini Mags, Inc.	Pisces - APRIL MAY JUNE 2003		TX 5-792-683	03/18/03
03/07/03	American Media Mini Mags, Inc.	Scorpio - APRIL MAY JUNE 2003		TX 5-819-665	03/18/03
03/07/03	American Media Mini Mags, Inc.	Cancer - APRIL MAY JUNE 2003		TX 5-717-623	05/07/03
03/07/03	American Media Mini Mags, Inc.	Cats at Work		TX 5-838-947	03/21/03
03/07/03	American Media Mini Mags, Inc.	How to Win the Lottery		TX 5-838-946	03/21/03
03/07/03	American Media Mini Mags, Inc.	It’s OK to be Happy		TX 5-838-948	03/21/03
03/07/03	American Media Mini Mags, Inc.	Mystery Word Games	#187	TX 5-838-945	03/21/03
03/07/03	American Media Mini Mags, Inc.	Slim Smart - low carb		TX 5-838-949	03/21/03
03/07/03	American Media Mini Mags, Inc.	Seek & Find	#133	TX 5-800-089	03/18/03
03/07/03	American Media Mini Mags, Inc.	Increase your Word Power-Secret Word Games	#185	TX 5-746-220	03/18/03
03/07/03	American Media Mini Mags, Inc.	Be Thinner Tomorrow-128 ways to lose weight		TX 5-819 662	03/18/03
03/07/03	American Media Mini Mags, Inc.	Spring Love Horoscope For Every Sign		TX 5-838-944	03/21/03
03/07/03	American Media Mini Mags, Inc.	Tea the healing cup of comfort		TX 5-819 663	03/18/03
03/07/03	American Media Mini Mags, Inc.	Feel good in a flash		TX 5-819 664	03/18/03
03/07/03	American Media Mini Mags, Inc.	America’s Best Word Puzzles	#126	TX 5-730-427	03/18/03
03/07/03	American Media Mini Mags, Inc.	Mystery Word Game	#25	TX 5-792-682	03/18/03
03/07/03	American Media Mini Mags, Inc.	Your Guide to Romance, Health & Success		TX 5-796-707	03/26/03
03/07/03	American Media Mini Mags, Inc.	Aries - 2003 Horoscope	March	TX 5-711-115	03/19/03
03/07/03	American Media Mini Mags, Inc.	Gemini - 2003 Horoscope		TX 5-711-119	03/19/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
03/07/03	American Media Mini Mags, Inc.	Leo - 2003 Horoscope		TX 5-712-538	03/28/03
03/07/03	American Media Mini Mags, Inc.	Libra- 2003 Horoscope		TX 5-711-113	03/19/03
03/07/03	American Media Mini Mags, Inc.	make your dreams come true		TX 5-711-110	03/19/03
03/07/03	American Media Mini Mags, Inc.	Aquarius - 2003 Horoscope		TX 5-711-111	03/19/03
03/07/03	American Media Mini Mags, Inc.	Pisces - 2003 Horoscope		TX 5-7121-114	03/19/03
03/07/03	American Media Mini Mags, Inc.	Capricorn - 2003 Horoscope		TX 5-711-109	03/19/03
03/07/03	American Media Mini Mags, Inc.	Scorpio - 2003 Horoscope		TX 5-711-112	03/19/03
03/07/03	American Media Mini Mags, Inc.	Virgo - 2003 Horoscope		TX 5-711-117	03/19/03
03/07/03	American Media Mini Mags, Inc.	Taurus - 2003 Horoscope		TX 5-711-116	03/19/03
03/07/03	American Media Mini Mags, Inc.	Cancer - 2003 Horoscope		TX 5-711-118	03/19/03
03/07/03	American Media Mini Mags, Inc.	Aries - 2003 Horoscope	April	TX 5-712-543	03/28/03
03/07/03	American Media Mini Mags, Inc.	Gemini - 2003 Horoscope		TX 5-712-542	03/28/03
03/07/03	American Media Mini Mags, Inc.	Leo - 2003 Horoscope		TX 5-712-540	03/28/03
03/07/03	American Media Mini Mags, Inc.	Libra- 2003 Horoscope		TX 5-710-483	03/26/03
03/07/03	American Media Mini Mags, Inc.	Sagittarius - 2003 Horoscope		TX 5-710-499	03/26/03
03/07/03	American Media Mini Mags, Inc.	Aquarius - 2003 Horoscope		TX 5-710-086	03/26/03
03/07/03	American Media Mini Mags, Inc.	Pisces - 2003 Horoscope		TX 5-797-703	03/26/03
03/07/03	American Media Mini Mags, Inc.	Capricorn - 2003 Horoscope		TX 5-710-481	03/26/03
03/07/03	American Media Mini Mags, Inc.	Scorpio - 2003 Horoscope		TX 5-710-482	03/26/03
03/07/03	American Media Mini Mags, Inc.	Virgo - 2003 Horoscope		TX 5-710-480	03/26/03
03/07/03	American Media Mini Mags, Inc.	Cancer - 2003 Horoscope		TX 5-712-539	03/28/03
03/24/03	Globe Editorial, Inc.	Globe	Vol. 50, #10-13	TX 5-707-610	04/02/03
03/24/03	Star Editorial, Inc.	Star	Vol. 30, 10-13	TX 5-760-462	04/04/03
03/24/03	Amerian Media Consumer Entertainment, Inc.	Sun	Vol. 21, 10-13	TX 5-809-348	04/03/03
03/24/03	National Enquirer, Inc.	National Enquirer	Vol. 77, 35-38	TX 5-760-464	04/02/03
03/24/03	National Examiner, Inc.	National Examiner	Vol. 40, 10-13	TX 5-760-461	04/02/03
03/24/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol. 2, #5	TX 5-798-411	04/03/03
03/24/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #7	TX 5-814-087	04/03/03
03/24/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3, #14	TX 5-819 653	04/03/03
04/15/03	Globe Editorial, Inc.	Globe	Vol. 50, #14-17	TX 5-729-229	04/29/03
04/15/03	Star Editorial, Inc.	Star	Vol. 30, [13], 15-17	TX 5-729-216	05/06/03
04/15/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 14-17	TX 5-722-853	04/29/03
04/15/03	National Enquirer, Inc.	National Enquirer	Vol. 77, 39-42	TX 5-707-626	04/25/03
04/15/03	National Examiner, Inc.	National Examiner	Vol. 40, 14-17	TX 5-722-934	04/29/03
04/15/03	American Media Consumer Entertainment, Inc.	Weekly World News	Vol. 24, 30-33	TX 5-729-352	04/29/03
04/15/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol. 2, #6	TX 5-715-656	05/05/03
04/15/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #8	TX 5-763-584	06/02/03
04/15/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #9	TX 5-763-582	06/02/03
04/15/03	AMI Specials, Inc.	Red Carpet	Vol VIII, #2	TX 5-709-295	04/29/03
04/15/03	AMI Specials, Inc.	Showdown in Iraq	Vol VII, #3	TX 5-710-459	04/29/03
04/15/03	AMI Specials, Inc.	Billy Graham Missionary to the World	Vol IV, #3	TX 5-714-608	04/29/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
04/15/03	American Media Mini Mags, Inc.	Make your dreams come true		TX 5-717-628	04/29/03
04/15/03	American Media Mini Mags, Inc.	Look Ten Years Younger in TEN WEEKS!		TX 5-717-627	04/29/03
04/15/03	American Media Mini Mags, Inc.	51 fun ways to recharge your romance		TX 5-717-625	04/29/03
04/15/03	American Media Mini Mags, Inc.	THE CLEANEST HOUSE IN TOWN		TX 5-717-626	04/29/03
04/15/03	American Media Mini Mags, Inc.	SEEK & FIND #134		TX 5-717-630	04/29/03
04/15/03	American Media Mini Mags, Inc.	MYSTERY WORD GAMES #188		TX 5-717-629	04/29/03
04/15/03	American Media Mini Mags, Inc.	Berry-licious!		TX 5-755-572	04/29/03
04/15/03	American Media Mini Mags, Inc.	STOCK CAR Hot Young Guns		TX 5-710-686	04/29/03
04/15/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3, #16 - April	TX 5-713-210	05/07/03
04/15/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3, #16 - May	TX 5-713-211	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Como Ganar La Loteria		TX 5-745-929	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Tu tambien puedes ser feliz		TX 5-745-927	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Baja de Peso		TX 5-717-624	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Communicate mejor		TX 5-745-939	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Explora la tierra santa		TX 5-741-469	05/12/03
04/25/03	Amerian Media Mini Mags, Inc.	Remedios de tu propia despensa!		TX 5-745-938	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Secret Word #39		TX 5-745-937	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	BodySmart		TX 5-745-928	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Mystery Word #26		TX 5-745-930	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Feng Shui		TX 5-751-360	05/12/03
04/25/03	Amerian Media Mini Mags, Inc.	Mystery Word Game #28		TX 5-717-768	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	SEEK & FIND THE BIG #1		TX 5-717-769	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	SECRET WORD #41		TX 5-746-239	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	THE BIG SCAN & FIND #1		TX 5-717-770	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Mystery Word Game #27		TX 5-880-457	05/12/03
04/25/03	Amerian Media Mini Mags, Inc.	Are you Psychic?		TX 5-746-240	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	Secret Word #40		TX 5-746-238	05/07/03
04/25/03	Amerian Media Mini Mags, Inc.	The Beatles, 40th Anniversary Tribute		TX 5-772-707	05/07/03
05/21/03	Globe Editorial, Inc.	Globe	Vol. 50, #18	TX 5-763-426	06/17/03
05/21/03	Globe Editorial, Inc.	Globe	Vol. 50, #19-22	TX 5-809-629	06/30/03
05/21/03	Star Editorial, Inc.	Star	Vol. 30, 18	TX 5-763-424	06/17/03
05/21/03	Star Editorial, Inc.	Star	Vol. 30, 19-22	TX 5-747-474	06/03/03
05/21/03	National Enquirer, Inc.	National Enquirer	Vol. 77, 43	TX 5-763-425	06/17/03
05/21/03	National Enquirer, Inc.	National Enquirer	Vol. 77, 44-47	TX 5-763-124	06/06/03
05/21/03	National Examiner, Inc.	National Examiner	Vol. 40, 18-19	TX 5-760-329	06/17/03
05/21/03	National Examiner, Inc.	National Examiner	Vol. 40, 20-22	TX 5-760-461	06/16/03
05/21/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 18-19	TX 5-760-328	06/14/03
05/21/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 20-22	TX 5-760-482	06/16/03
05/21/03	American Media Consumer Entertainment, Inc.	Weekly World News	Vol. 24, 34-35	TX 5-747-539	06/02/03
05/21/03	American Media Consumer Entertainment, Inc.	Weekly World News	Vol. 24, 36-39	TX 5-804-044	07/15/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
05/21/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #20	TX 5-754-305	05/29/03
05/21/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #22	TX 5-754-306	05/29/03
05/21/03	Country Music Media Group, Inc.	Country Music	June	TX 5-772-745	06/17/03
05/21/03	Country Music Media Group, Inc.	Country Music	July	TX 5-772-744	06/17/03
05/21/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #10	TX 5-775-061	06/02/03
05/21/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #11	TX 5-775-062	06/02/03
05/21/03	Country Music Media Group, Inc.	Country Weekly	Vol. 10, #12	TX 5-775-063	06/02/03
05/21/03	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	July/July	TX 5-760-623	06/02/03
05/21/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 2 #7	TX 5-760-633	06/03/03
05/21/03	AMI Specials, Inc.	Operation Iraqi Freedom	Vol VIII #4	TX 5-759-818	06/03/03
05/21/03	AM Auto World Weekly, Inc.	AMI auto world SUV Buyers Guide		TX 5-808-922	06/17/03
05/21/03	American Media Mini Mags, Inc.	Leo - JULY AUGUST SEPTEMBER 2003		TX 5-908-611	06/02/03
05/21/03	American Media Mini Mags, Inc.	Aries - JULY AUGUST SEPTEMBER 2003		TX 5-790-602	07/23/03
05/21/03	American Media Mini Mags, Inc.	Sagittarius - JULY AUGUST SEPTEMBER 2003		TX 5-741-370	05/29/03
05/21/03	American Media Mini Mags, Inc.	Capricorn - JULY AUGUST SEPTEMBER 2003		TX 5-741-371	05/29/03
05/21/03	American Media Mini Mags, Inc.	Virgo - JULY AUGUST SEPTEMBER 2003		TX 5-741-369	05/29/03
05/21/03	American Media Mini Mags, Inc.	Taurus - JULY AUGUST SEPTEMBER 2003		TX 5-741-373	05/29/03
05/21/03	American Media Mini Mags, Inc.	Gemini - JULY AUGUST SEPTEMBER 2003		TX 5-908-610	06/02/03
05/21/03	American Media Mini Mags, Inc.	Libra - JULY AUGUST SEPTEMBER 2003		TX 5-741-372	05/29/03
05/21/03	American Media Mini Mags, Inc.	Pisces - JULY AUGUST SEPTEMBER 2003		TX 5-797-487	01/03/00
05/21/03	American Media Mini Mags, Inc.	Aquarius - JULY AUGUST SEPTEMBER 2003		TX 5-741-374	05/29/03
05/21/03	American Media Mini Mags, Inc.	Scorpio - JULY AUGUST SEPTEMBER 2003		TX 5-763-936	06/02/03
05/21/03	American Media Mini Mags, Inc.	Cancer - JULY AUGUST SEPTEMBER 2003		TX 5-742-244	06/02/03
05/21/03	American Media Mini Mags, Inc.	30-minute meals		TX 5-808-921	06/17/03
05/21/03	American Media Mini Mags, Inc.	home remedies for dozens of everyday ailments		TX 5-763-937	06/02/03
05/21/03	American Media Mini Mags, Inc.	Summer Love Horoscope		TX 5-808 920	06/17/03
05/21/03	American Media Mini Mags, Inc.	Your guide to a perfect relationship		TX 5-808-919	06/17/03
05/21/03	Weider Publications, LLC	Men’s Fitness presents Instant Energy		TX 5-763-571	06/02/03
05/21/03	Weider Publications, LLC	Men’s Fitness	Vol 19 #6	TX 5-984-023	06/02/03
05/21/03	Weider Publications, LLC	Muscle & Fitness	Vol 64 #6	TX 5-760-581	06/06/03
05/21/03	Weider Publications, LLC	Muscle & Fitness	Vol 64 #7	TX 5-769-603	06/03/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
05/21/03	Weider Publications, LLC	Flex	Vol 21 #3	TX 5-760-621	06/03/03
05/21/03	Weider Publications, LLC	Flex	Vol 21 #4	TX 5-760-620	06/02/03
06/04/03	AMI Books, Inc.	FREAK - Michael Jackson		TX 5-770-605	06/12/03
06/04/03	AMI Books, Inc.	Divinely Decadant - Liza Minnelli		TX 5-816-730	06/17/03
06/04/03	AMI Books, Inc.	SADDAM		TX 5-812-646	06/17/03
06/04/03	AMI Books, Inc.	JonBenet		TX 5-770-911	06/12/03
06/04/03	AMI Books, Inc.	ROSiE O!		TX 5-805-267	06/17/03
07/01/03	Globe Editorial, Inc.	Globe	Vol. 50, #23-26	TX 5-787-385	07/09/03
07/01/03	National Enquirer, Inc.	National Enquirer	Vol. 77, 48-51	TX 5-875-715	07/09/03
07/01/03	National Examiner, Inc.	National Examiner	Vol. 40, 23-26	TX 5-806-687	07/07/03
07/01/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 23-26	TX 5-806-688	07/07/03
07/01/03	American Media Consumer Entertainment, Inc.	Weekly World News	Vol. 24, 40-43	TX 5-787-382	07/09/03
07/01/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #24	TX 5-789-185	07/09/03
07/01/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #28	TX 5-789-184	07/09/03
07/01/03	Country Music Media Group, Inc.	Country Music	Aug/Sept	TX 5-767-370	07/09/03
07/01/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #13	TX 5-788-531	07/09/03
07/01/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #14	TX 5-790-853	07/09/03
07/01/03	Country Music Media Group, Inc.	Country Weekly	Vol. 10, #15	TX 5-789-200	07/09/03
07/01/03	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	Aug/Sept	TX 5-767-368	07/09/03
07/01/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 2 #8	TX 5-790-855	07/09/03
07/11/03	Weider Publications, LLC	Natural Health	Vol 33 #2	TX 5-799-981	07/17/03
07/11/03	Weider Publications, LLC	Natural Health	Vol 33 #3	TX 5-789-202	07/17/03
07/11/03	Weider Publications, LLC	Natural Health	Vol 33 #4	TX 5-797-580	07/17/03
07/11/03	Weider Publications, LLC	Natural Health	Vol 33 #5	TX 5-799-982	07/17/03
07/11/03	Weider Publications, LLC	Natural Health	Vol 33 #6	TX 5-799-997	07/17/03
07/11/03	Weider Publications, LLC	SHAPE	Vol 22 #9	TX 5-789-211	07/17/03
07/11/03	Weider Publications, LLC	SHAPE	Vol 22 #10	TX 5-797-579	07/17/03
07/11/03	Weider Publications, LLC	SHAPE	Vol 22 #11	TX 5-798-398	07/21/03
07/11/03	Weider Publications, LLC	SHAPE	Vol 22 #12	TX 5-797-578	07/17/03
07/11/03	Weider Publications, LLC	How America Changed The World	Vol VIII #4	TX 5-797-581	07/17/03
07/11/03	American Media Mini Mags, Inc.	Look & Feel Your Best		TX 5-796-708	07/17/03
07/11/03	American Media Mini Mags, Inc.	Nature’s Best Fat Burners		TX 5-796-709	07/17/03
07/11/03	American Media Mini Mags, Inc.	No More Debt		TX 5-794-167	07/17/03
07/11/03	American Media Mini Mags, Inc.	101 Ways to Indulge Yourself		TX 5-829-484	07/17/03
07/11/03	American Media Mini Mags, Inc.	Healthy Woman		TX 5-827-415	07/17/03
07/11/03	American Media Mini Mags, Inc.	Summer Fun For Kids		TX 5-772-271	07/17/03
07/11/03	American Media Mini Mags, Inc.	Does your diet measure up 25 power foods		TX 5-775-090	07/17/03
07/11/03	American Media Mini Mags, Inc.	Turn Your Trash into Treasure		TX 5-806-364	08/04/03
07/11/03	American Media Mini Mags, Inc.	Summer 2003 Horoscope		TX 5-827-416	07/17/03
07/11/03	American Media Mini Mags, Inc.	The Big Scan & Find #2		TX 5-794-165	07/17/03
07/11/03	American Media Mini Mags, Inc.	Secret Word #42		TX 5-880-520	08/04/03
07/11/03	American Media Mini Mags, Inc.	Mystery Word Game #29		TX 5-794-166	07/17/03
07/11/03	American Media Mini Mags, Inc.	Secret Word #43		TX 5-827-417	07/17/03
07/11/03	American Media Mini Mags, Inc.	The Big Scan & Find #3		TX 5-794-164	07/17/03
07/11/03	American Media Mini Mags, Inc.	The Big Seek & Find #2		tx 5-796-710	07/17/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
07/11/03	American Media Mini Mags, Inc.	Mystery Word Game #30		TX 5-797-486	07/18/03
07/11/03	Weider Publications, LLC	Men’s Fitness	Vol 19 #7	TX 5-797-180	07/18/03
07/11/03	Weider Publications, LLC	Men’s Fitness	Vol 19 #8	TX 5-797-179	07/18/03
07/11/03	Weider Publications, LLC	Muscle & Fitness Hers	Vol 4 #4	TX 5-799-996	07/18/03
07/11/03	Weider Publications, LLC	Muscle & Fitness Hers	Vol 4 #5	TX 5-942-255	07/17/03
07/11/03	Weider Publications, LLC	Muscle & Fitness Hers	Vol 4 #6	TX 5-799-998	07/18/03
07/11/03	Weider Publications, LLC	Shape presents Fit Pregnancy	June/July	TX 5-794-324	07/23/03
07/11/03	Weider Publications, LLC	FLEX	Vol 21 #5	TX 5-791-757	07/16/03
07/11/03	Weider Publications, LLC	FLEX	Vol 21 #6	TX 5-770-444	07/18/03
07/17/03	Weider Publications, LLC	Men’s Fitness presents Home Fitness		TX 5-812-550	08/05/03
07/17/03	Weider Publications, LLC	Muscle & Fitness ABS FOR EVERYONE		TX 5-807-521	08/05/03
07/17/03	Star Editorial, Inc.	Star-Hollywood’s hottest low-cal recipes		TX 5-818-414	07/23/03
07/17/03	Weider Publications, LLC	Shape-Delicious low-cal recipes		TX 5-818-415	07/23/03
07/17/03	Weider Publications, LLC	Shape-Target your trouble zones		TX 5-878-412	08/30/03
07/17/03	Weider Publications, LLC	M&F hers 8 week total body makeover		TX 5-792-319	08/05/03
07/17/03	Weider Publications, LLC	Muscle & Fitness	Vol 64 #8	TX 5-768-290	08/05/03
07/17/03	Weider Publications, LLC	Muscle & Fitness	Vol 64 #9	TX 5-775-534	08/05/03
07/30/03	Star Editorial, Inc.	Star	Vol. 30, 27-30	TX 5-803-876	08/26/03
07/30/03	National Enquirer, Inc.	National Enquirer	Vol. 77, 52 - 78, 1-3	TX 5-802-502	08/06/03
07/30/03	Globe Editorial, Inc.	Globe	Vol. 50, #27-30	TX 5-804-358	08/06/03
07/30/03	National Examiner, Inc.	National Examiner	Vol. 40, 27-30	TX 5-805-503	08/08/03
07/30/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 27-30	TX 5-804-063	08/05/03
07/30/03	American Media Consumer Entertainment, Inc.	Weekly World News	Vol. 24, 44-47	TX 5-806-691	08/05/03
07/30/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #30	TX 5-800-040	08/05/03
07/30/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #32	TX 5-800-041	08/05/03
07/30/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #16	TX 5-800-039	08/05/03
07/30/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 2 #9	TX 5-819-911	08/15/03
07/30/03	Weider Publications, LLC	SHAPE presents Fit Pregnancy	Aug/Sept	TX 5-813-576	08/08/03
07/30/03	Weider Publications, LLC	SHAPE	Vol 23, #1	TX 5-768-289	08/08/03
07/30/03	Weider Publications, LLC	Men’s Fitness	Vol 19 #9	TX 5-838-769	08/26/03
07/30/03	Weider Publications, LLC	FLEX	September	TX 5-813-578	08/08/03
08/07/03	American Media Mini Mags, Inc.	Leo - Oct Nov Dec 2003		TX 5-799-516	08/12/03
08/07/03	American Media Mini Mags, Inc.	Aries - Oct Nov Dec 2003		TX 5-857-750	08/20/03
08/07/03	American Media Mini Mags, Inc.	Sagittarius - Oct Nov Dec 2003		TX 5-799-521	08/12/03
08/07/03	American Media Mini Mags, Inc.	Capricorn - Oct Nov Dec 2003		TX 5-857-214	08/19/03
08/07/03	American Media Mini Mags, Inc.	Virgo - Oct Nov Dec 2003		TX 5 799-520	08/12/03
08/07/03	American Media Mini Mags, Inc.	Taurus - Oct Nov Dec 2003		TX 5-825-895	08/18/03
08/07/03	American Media Mini Mags, Inc.	Gemini - Oct Nov Dec 2003		TX 5-799-517	08/12/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
08/07/03	American Media Mini Mags, Inc.	Libra - Oct Nov Dec 2003		TX 5-894-025	08/28/03
08/07/03	American Media Mini Mags, Inc.	Aquarius - Oct Nov Dec 2003		TX 5-799-526	08/12/03
08/07/03	American Media Mini Mags, Inc.	Pisces - Oct Nov Dec 2003		TX 5-799-518	08/12/03
08/07/03	American Media Mini Mags, Inc.	Scorpio - Oct Nov Dec 2003		TX 5-799-525	08/12/03
08/07/03	American Media Mini Mags, Inc.	Cancer - Oct Nov Dec 2003		TX 5-799-521	08/12/03
08/07/03	American Media Mini Mags, Inc.	Evey mom’s guide to the first day of school		TX 6-081-105	08/19/03
08/07/03	American Media Mini Mags, Inc.	Star presents FALL LOVE HOROSCOPE		TX 5-793-901	08/19/03
08/07/03	American Media Mini Mags, Inc.	How to beat your allergies		TX 5-834-706	08/19/03
08/07/03	American Media Mini Mags, Inc.	Your 34 healthiest recipes		TX 5-894-024	08/28/03
08/07/03	American Media Mini Mags, Inc.	TU GUIA a una RELACION PERFECTA		TX 5-799-519	08/12/03
08/07/03	American Media Mini Mags, Inc.	DIEZ ANOS MAS JOVEN EN DIEZ SEMANAS		TX 5-825-896	08/18/03
08/07/03	American Media Mini Mags, Inc.	Aromas Celestiales		TX 5-827-413	08/18/03
08/07/03	American Media Mini Mags, Inc.	remedios caseros para cualquier		TX 5-817-106	08/18/03
08/07/03	American Media Mini Mags, Inc.	The Big Scan & Find #4		TX 5-827-412	08/18/03
08/07/03	American Media Mini Mags, Inc.	Secret Word #44		TX 5-799-527	08/12/03
08/07/03	American Media Mini Mags, Inc.	Mystery Word Game #31		TX 5-838-706	08/21/03
08/07/03	American Media Mini Mags, Inc.	Fall 2003 horoscrope		TX 5-792-686	08/20/03
08/26/03	Star Editorial, Inc.	Star	Vol. 30, 31-34	TX 5-807-085	09/04/03
08/26/03	National Enquirer, Inc.	National Enquirer	Vol. 78, 4-7	X 5-835-637	09/04/03
08/26/03	Globe Editorial, Inc.	Globe	Vol. 50, #31-34	TX 5-807-084	09/04/03
08/26/03	National Examiner, Inc.	National Examiner	Vol. 40, 31-34	TX 5-876-079	09/09/03
08/26/03	Amerian Media Consumer Entertainment, Inc.	Sun	Vol. 21, 31-34	TX 5-807-083	09/04/03
08/26/03	American Media Consumer Entertainment, Inc.	Weekly World News	Vol. 24, 48-51	TX 5-878-756	09/04/03
08/26/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #34	TX 5-858-594	09/09/03
08/26/03	Mira! Editorial, Inc.	Mira! La Revista Continental De Mas Venta	Vol. 3 #36	TX 5-840-018	09/09/03
08/26/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #18	TX 5-862-073	09/09/03
08/26/03	Country Music Media Group, Inc.	Country Weekly	Vol 10, #19	TX 5-840-019	09/09/03
08/26/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 2 #10	TX 5-838-857	09/04/03
08/26/03	AM Auto World Weekly, Inc.	NOPI Street Performance	Vol II #4	TX 5-942-981	09/04/03
09/11/03	Star Editorial, Inc.	Star	Vol. 30, 35-38	TX 5-811-153	09/24/03
09/11/03	National Enquirer, Inc.	National Enquirer	Vol. 78, 8-11	TX 5-876-045	09/22/03
09/11/03	Globe Editorial, Inc.	Globe	Vol. 50, #35-38	TX 5-811-152	09/24/03
09/11/03	National Examiner, Inc.	National Examiner	Vol. 40, 35-38	TX 5-876-080	09/30/03
09/11/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 35-38	TX 5-876-013	09/23/03
09/29/03	Weider Publications, LLC	Natural Health	Vol. 33 # 7	TX 5-862-176	10/07/03
09/29/03	Weider Publications, LLC	Natural Health	Vol. 33 # 8	TX 5-862-278	10/24/03
09/29/03	Weider Publications, LLC	Shape	Vol. 23 # 2	TX 5-892-373	10/24/03
09/29/03	Weider Publications, LLC	Muscle & Fitness Hers	Vol. 4 # 7	TX 5-862-178	10/07/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
09/29/03	Weider Publications, LLC	Muscle & Fitness Hers	Vol. 4 # 8	TX 5-862-048	10/07/03
09/29/03	Weider Publications, LLC	Men’s Fitness	Vol. 19 #10	TX 5-862-044	10/07/03
09/29/03	Weider Publications, LLC	SHAPE presents Fit Pregnancy	Oct/Nov 2003	TX 5-943-231	10/07/03
09/29/03	Weider Publications, LLC	Muscle & Fitness	Vol. 64 # 10	TX 5-858-620	10/07/03
09/29/03	Weider Publications, LLC	Muscle & Fitness	Vol. 64 # 11	TX 5-858-619	10/07/03
09/29/03	Weider Publications, LLC	FLEX	Vol. 21 # 8	TX 5-858-624	10/07/03
09/29/03	Weider Publications, LLC	FLEX	Vol. 21 # 9	TX 5-858-622	10/07/03
09/29/03	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 3 # 38	TX 5-871-763	10/10/03
09/29/03	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 3 # 40	TX 5-858-625	10/07/03
09/29/03	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 3 # 42	TX 5-899-905	10/10/03
09/29/03	AMI Specials, Inc.	Johnny Cash - An American Original		TX 5-878-642	10/07/03
09/29/03	Country Music Media Group, Inc.	Country Weekly	Vol 10 # 20	TX 5-862-074	10/10/03
09/29/03	Country Music Media Group, Inc.	Country Weekly	Vol. 10 # 21	TX 5-858-626	10/07/03
09/29/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol. 2 # 11	TX 5-892-376	10/07/03
10/03/03	Weider Publications, LLC	Muscle & Fitness	Vol. 64 #12	TX 5-879-011	10/07/03
10/03/03	Weider Publications, LLC	Men’s Fitness (November)	Vol 19, #10	TX 5-858-21	10/07/03
10/08/03	American Media Mini Mags, Inc.	The Big #4 Seek & Find		TX 5-860-166	10/17/03
10/08/03	American Media Mini Mags, Inc.	Secret Word #46		TX 5-889-250	11/17/03
10/08/03	American Media Mini Mags, Inc.	The Big Scan & Find #6		TX 5-889-252	11/17/03
10/08/03	American Media Mini Mags, Inc.	Mystery Word Game #32		TX 5-889-110	10/15/03
10/08/03	American Media Mini Mags, Inc.	Secret Word #45		TX 5-860-167	10/17/03
10/08/03	American Media Mini Mags, Inc.	Seek & Find The Big #3		TX 5-889-112	10/15/03
10/08/03	American Media Mini Mags, Inc.	Mystery Word Game #33		TX 5-856-948	11/17/03
10/08/03	American Media Mini Mags, Inc.	Your Family’s Herbal Medicine chest		TX 5-860-995	10/15/03
10/08/03	American Media Mini Mags, Inc.	More than 1,800 Baby Names		TX 5-831-043	11/17/03
10/08/03	American Media Mini Mags, Inc.	How TO Feel Young Forever		TX 5-889-251	11/17/03
10/08/03	American Media Mini Mags, Inc.	How you can live well and spend less		TX 5-860-994	10/15/03
10/08/03	American Media Mini Mags, Inc.	Stock Cars that made History		TX 5-869-463	10/15/03
10/08/03	American Media Mini Mags, Inc.	Ths Big Scan & Find #5		TX 5-889-111	10/15/03
11/05/03	Star Editorial, Inc.	Star	Vol. 30, 39-42	TX 5-897-175	11/12/03
11/05/03	National Enquirer, Inc.	National Enquirer	Vol. 78, 12-15	TX 5-867-661	12/01/03
11/05/03	Globe Editorial, Inc.	Globe	Vol. 50, #39-42	TX 5-867-624	11/12/03
11/05/03	National Examiner, Inc.	National Examiner	Vol. 40, 39-42	TX 5-891-829	11/12/03
11/05/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 39-42	TX 5-867-645	11/12/03
11/05/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 43-46	TX 5-876-002	11/21/03
11/05/03	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 3 # 44	TX 5-858-630	11/17/03
11/05/03	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 3 # 46	TX 5-858-629	11/17/03
11/05/03	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol. 2 # 12	TX 5-858-691	11/17/03
11/05/03	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	Dec/Jan	TX 5-859-302	11/17/03
11/05/03	Country Music Media Group, Inc.	Country Weekly	Vol 10 # 22	TX 5-864-546	11/17/03
11/05/03	Country Music Media Group, Inc.	Country Weekly	Vol. 10 # 23	TX 5-858-667	11/17/03

Date filed	Owner	Publication	Issue Number	Registration #	Date
11/05/03	Weider Publications, LLC	Muscle & Fitness Hers	Vol. 4 # 9	TX 5-858-646	11/17/03
11/05/03	Weider Publications, LLC	Shape	Vol. 23 # 4	TX 5-864-545	11/17/03
11/05/03	Weider Publications, LLC	Men’s Fitness	Vol. 19 #12	TX 5-831-713	11/17/03
11/05/03	Weider Publications, LLC	FLEX	Vol. 21 # 10	TX 5-943-386	11/17/03
12/17/03	Star Editorial, Inc.	Star	Vol.30, 43-46	TX 5-874-277	12/24/03
12/17/03	Star Editorial, Inc.	Star	Vol.30, 47-50	TX 5-879-481	12/24/03
12/17/03	National Enquirer, Inc.	National Enquirer	Vol. 78, 16-19	TX 5-873-668	12/24/03
12/17/03	National Enquirer, Inc.	National Enquirer	Vol. 78, 20-23	TX 5-879-478	12/24/03
12/17/03	Globe Editorial, Inc.	Globe	Vol. 50, #43-46	TX 5-891-979	12/24/03
12/17/03	Globe Editorial, Inc.	Globe	Vol. 50, #47-50	TX 6-079-040	12/24/03
12/17/03	National Examiner, Inc.	National Examiner	Vol. 40, 43-46	TX 5-879-480	12/24/03
12/17/03	National Examiner, Inc.	National Examiner	Vol. 40, 47-50	TX 5-874-055	12/24/03
12/17/03	American Media Consumer Entertainment, Inc.	Sun	Vol. 21, 47-50	TX 5-874-279	12/24/03
12/17/03	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 3 # 48	TX 5-897-005	12/24/03
12/17/03	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 3 # 50	TX 5-897-249	12/24/03
12/17/03	Country Music Media Group, Inc.	Country Weekly	Vol 10 # 24	TX 5-874-616	12/24/03
12/17/03	Country Music Media Group, Inc.	Country Weekly	Vol. 10 # 25	TX 5-854-694	12/24/03
12/17/03	Country Music Media Group, Inc.	Country Weekly	Vol 10 # 26	TX 5-884-549	12/24/03
12/17/03	Country Music Media Group, Inc.	Country Weekly	Vol. 11 # 1	TX 5-897-006	12/24/03
12/31/03	Weider Publications, LLC	Shape	Vol. 23 # 3	TX 5-883-279	01/07/04
12/31/03	Weider Publications, LLC	Shape	Vol. 23 # 5	TX 5-883-297	01/07/04
12/31/03	Weider Publications, LLC	Shape	Vol. 23 # 6	TX 5-883-298	01/07/04
12/31/03	AMI Specials, Inc.	Los chismes mas gordos de Raul de Molina	IV, #7	TX 5-861-625	01/07/04
12/31/03	Weider Publications, LLC	Natural Health	Vol. 33 #8	TX 5-861-626	01/07/04
12/31/03	Weider Publications, LLC	Natural Health	Vol. 34 #1	TX 5-883-284	01/07/04
12/31/03	Weider Publications, LLC	FLEX	Vol 21. #11	TX 5-890-017	01/07/04
12/31/03	Weider Publications, LLC	Muscle & Fitness	Vol. 65 #1	TX 5-890-095	01/12/04
12/31/03	Weider Publications, LLC	Muscle & Fitness	Vol. 65 #2	TX 5-890-080	01/12/04
12/31/03	American Media Mini Mags, Inc.	Legends of Country Music		TX 5-887-551	01/12/04
12/31/03	American Media Mini Mags, Inc.	WWE - Goldberg	1 of 3	TX 5-948-768	01/12/04
12/31/03	American Media Mini Mags, Inc.	WWE - Sable	2 of 3	TX 5-889-712	01/13/04
12/31/03	American Media Mini Mags, Inc.	WWE - Top Moments	3 of 3	TX 5-964-336	01/12/04
12/31/03	American Media Mini Mags, Inc.	No Mas Deudas		TX 5-964-333	01/12/04
12/31/03	American Media Mini Mags, Inc.	Los mejores quemadores naturales de grasa		TX 5-889-399	01/12/04
12/31/03	American Media Mini Mags, Inc.	Lucie Bien, Sientete Mejor		TX 5-921-462	01/16/04
12/31/03	American Media Mini Mags, Inc.	101 Formas de Consentirte		TX 5-964-334	01/12/04
12/31/03	American Media Mini Mags, Inc.	Convierte tu basura en un tesoro		TX 5-901-565	01/13/04
12/31/03	American Media Mini Mags, Inc.	25 Comidas Poderosas		TX 5-964-335	01/12/04
12/31/03	American Media Mini Mags, Inc.	Ed verano y los ninos		TX 5-889-397	01/13/04
12/31/03	American Media Mini Mags, Inc.	Mujer Sana		TX 5-881-962	01/13/04
12/31/03	Weider Publications, LLC	Shape en Espanol	Vol. 1 #10	TX 5-885-289	01/09/04
12/31/03	Weider Publications, LLC	Shape en Espanol	Vol. 1 #11	TX 5-885-290	01/09/04
12/31/03	Weider Publications, LLC	Shape en Espanol	Vol. 1 #12	TX 5-885-288	01/09/04
12/31/03	Weider Publications, LLC	Shape en Espanol	Vol. 2 #1	TX 5-942-121	01/12/04
12/31/03	American Media Mini Mags, Inc.	Leo - Jan Feb Mar 2004		TX 5-881-964	01/13/04
12/31/03	American Media Mini Mags, Inc.	Aries - Jan Feb Mar 2004		TX 5-881-961	01/13/04
12/31/03	American Media Mini Mags, Inc.	Sagittarius - Jan Feb Mar 2004		TX 5-882-845	01/13/04
12/31/03	American Media Mini Mags, Inc.	Capricorn - Jan Feb Mar 2004		TX 5-855-013	01/13/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
12/31/03	American Media Mini Mags, Inc.	Virgo - Jan Feb Mar 2004		TX 5-889-677	01/13/04
12/31/03	American Media Mini Mags, Inc.	Taurus - Jan Feb Mar 2004		TX 5-881-967	01/13/04
12/31/03	American Media Mini Mags, Inc.	Gemini - Jan Feb Mar 2004		TX 5-946-952	01/20/04
12/31/03	American Media Mini Mags, Inc.	Libra - Jan Feb Mar 2004		TX 5-889-713	01/13/04
12/31/03	American Media Mini Mags, Inc.	Aquarius - Jan Feb Mar 2004		TX 5-855-016	01/13/04
12/31/03	American Media Mini Mags, Inc.	Pisces - Jan Feb Mar 2004		TX 5-882-840	01/13/04
12/31/03	American Media Mini Mags, Inc.	Scorpio - Jan Feb Mar 2004		TX 5-855-012	01/13/04
12/31/03	American Media Mini Mags, Inc.	Cancer - Jan Feb Mar 2004		TX 5-855-009	01/13/04
12/31/03	American Media Mini Mags, Inc.	Healthy Lunches		TX 5-855-011	01/13/04
12/31/03	American Media Mini Mags, Inc.	180 amazing cat facts		TX 5-923-264	01/13/04
12/31/03	American Media Mini Mags, Inc.	How you can be gorgeous at 30 40 50		TX 5-882-871	01/13/04
12/31/03	American Media Mini Mags, Inc.	vital vitamins		TX 5-855-015	01/13/04
12/31/03	American Media Mini Mags, Inc.	Winter Love Horoscope		TX 5-882-872	01/13/04
12/31/03	American Media Mini Mags, Inc.	You CAN live with Diabetes		TX 5-925-985	01/13/04
12/31/03	American Media Mini Mags, Inc.	Ready Set . . . Relax		TX 5-882-273	01/13/04
12/31/03	American Media Mini Mags, Inc.	Nature’s Wonder Foods		TX 5-881-958	01/13/04
12/31/03	American Media Mini Mags, Inc.	Angels are Everywhere		TX 5-900-194	01/13/04
12/31/03	American Media Mini Mags, Inc.	Naturally Yours Unlimited Energy		TX 5-889-398	01/13/04
12/31/03	American Media Mini Mags, Inc.	Your 2004 Numerology Guide		TX 5-881-959	01/13/04
12/31/03	American Media Mini Mags, Inc.	Naturally Yours garlic, vinegar - and you		TX 5-889-678	01/13/04
12/31/03	American Media Mini Mags, Inc.	naturally yours beat stress for good		TX 5-855-010	01/13/04
12/31/03	American Media Mini Mags, Inc.	naturally yours a brand new you		TX 5-882-838	01/13/04
12/31/03	American Media Mini Mags, Inc.	Easy & Convenient Nutrition Calendar		TX 5-881-960	01/13/04
12/31/03	American Media Mini Mags, Inc.	2004 Zodiac Guide		TX 5-882-842	01/13/04
12/31/03	American Media Mini Mags, Inc.	The Big Scan & Find #8		TX 5-882-873	01/13/04
12/31/03	American Media Mini Mags, Inc.	Mystery Word Game #36		TX 5-855-014	01/13/04
12/31/03	American Media Mini Mags, Inc.	The Big Seek & Find #5		TX 5-947-371	01/14/04
12/31/03	American Media Mini Mags, Inc.	Secret Word #49		TX 5-855-007	01/13/04
12/31/03	American Media Mini Mags, Inc.	Secret Word #47		TX 5-889-679	01/13/04
12/31/03	American Media Mini Mags, Inc.	Christmas Fun 4 Kids		TX 5-885-514	01/13/04
12/31/03	American Media Mini Mags, Inc.	Your Guide to Romance, Health & Success		TX 5-947-374	01/13/04
12/31/03	American Media Mini Mags, Inc.	Mystery Word Game #34		TX 5-882-874	01/16/04
12/31/03	American Media Mini Mags, Inc.	Mystery Word Game #35		TX 5-855-008	01/13/04
12/31/03	American Media Mini Mags, Inc.	Seek & Find from the BIBLE		TX 5-882-848	01/13/04
12/31/03	American Media Mini Mags, Inc.	The Big Scan & Find #7		TX 5-881-963	01/13/04
12/31/03	American Media Mini Mags, Inc.	Secret Word #48		TX 5-881-965	01/13/04
01/06/04	Weider Publications, LLC	Living Fit	Vol. 5 #1	TX 5-942-148	01/20/04
01/06/04	Weider Publications, LLC	Living Fit	Vol. 5 #2	TX 5-942-147	01/20/04
01/06/04	American Media Mini Mags, Inc.	Healthy Meals in 20 Minutes		TX 5-957-536	01/20/04
01/06/04	American Media Mini Mags, Inc.	perfect skin at any age		TX 5-888-588	01/13/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
01/12/04	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 3 #2-Jan 04	TX 5-885-509	01/16/04
01/12/04	Weider Publications, LLC	Shape your body and your life	2004 Calendar	TX 5-940-767	01/23/04
01/12/04	Weider Publications, LLC	2004 M&F Swimsuit Calendar		TX 5-947-267	01/26/04
01/12/04	American Media Mini Mags, Inc.	Aries 2004 Calendar		TX 5-940-770	01/26/04
01/12/04	American Media Mini Mags, Inc.	Taurus 2004 Calendar		TX 5-947-263	01/23/04
01/12/04	American Media Mini Mags, Inc.	Pisces 2004 Caldendar		TX 5-947-262	01/23/04
01/12/04	American Media Mini Mags, Inc.	Aquarius 2004 Calendar		TX 5-947-261	01/23/04
01/12/04	American Media Mini Mags, Inc.	Capricorn 2004 Calendar		TX 5-947-266	01/23/04
01/12/04	American Media Mini Mags, Inc.	Sagittarius 2004 Calendar		TX 5-882-212	01/16/04
01/12/04	American Media Mini Mags, Inc.	Scorpio 2004 Calendar		TX 5-947-265	01/23/04
01/12/04	American Media Mini Mags, Inc.	Libra 2004 Calendar		TX 5-940-768	01/26/04
01/12/04	American Media Mini Mags, Inc.	Virgo 2004 Calendar		TX 5-940-766	01/23/04
01/12/04	American Media Mini Mags, Inc.	Gemini 2004 Calendar		TX 5-947-264	01/23/04
01/12/04	American Media Mini Mags, Inc.	Cancer 2004 Calendar		TX 5-940-771	01/26/04
01/12/04	American Media Mini Mags, Inc.	Leo 2004 Calendar		TX 5-940-769	01/26/04
01/15/04	Star Editorial, Inc.	Star	Vol.30, #52, 31 1-3	TX 5-924-034	01/21/04
01/15/04	National Examiner, Inc.	National Examiner	Vol. 40, 51/52; 41 1	TX 5-929-400	01/23/04
01/15/04	National Examiner, Inc.	National Examiner	Vol 41 #2	TX 5-942-057	01/23/04
01/15/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 2	TX 5-941-992	01/26/04
01/15/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 4	TX 5-941-991	01/26/04
01/15/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 2	TX 5-884-136	01/26/04
01/15/04	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	Vol III, #2	TX 5-942-128	01/20/04
01/15/04	American Media Mini Mags, Inc.	Mystery Word Game #37		TX 5-945-765	01/26/04
01/15/04	American Media Mini Mags, Inc.	Secret Word #50		TX 5-882-277	01/23/04
01/15/04	American Media Mini Mags, Inc.	The Big Scan & Find #9		TX 5-947-373	01/21/04
01/15/04	American Media Mini Mags, Inc.	Spring 2004 horoscope		TX 5-947-372	01/26/04
01/15/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #2	TX 5-942-257	01/20/04
01/15/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #2	TX 5-942-133	01/20/04
01/15/04	Weider Publications, LLC	SHAPE presents Fit Pregnancy	Vol 10 #6	TX 5-942-127	01/20/04
01/15/04	Weider Publications, LLC	Natural Health	Vol 34 #2	TX 5-943-276	01/20/04
01/15/04	Weider Publications, LLC	FLEX	Vol 21 #12	TX 5-943-341	01/20/04
01/15/04	Weider Publications, LLC	M&F Hers	Vol 5 #1	TX 5-942-256	01/20/04
01/15/04	Weider Publications, LLC	M&F Burn Fat Fast		TX 5-941-467	01/20/04
02/26/04	Star Editorial, Inc.	Star	Vol.31 4-7	TX 5-924-096	03/01/04
02/26/04	National Enquirer, Inc.	National Enquirer	Vol. 78, 28-31	TX 5-925-264	03/01/04
02/26/04	Globe Editorial, Inc.	Globe	Vol. 51 #3-6	TX 5-964-905	03/01/04
02/26/04	National Examiner, Inc.	National Examiner	Vol. 41 3-6	TX 5-925-315	03/01/04
02/26/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 6	TX 5-943-898	03/04/04
02/26/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 8	TX 5-943-897	03/04/04
02/26/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 3	TX 5-916-194	03/04/04
02/26/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 4	TX 5-916-195	03/04/04
02/26/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 5	TX 5-916-286	03/04/04
02/26/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #3	TX 5-942-129	03/08/04
02/26/04	Weider Publications, LLC	FLEX	Vol 22 #1	TX 5-927-047	03/11/04
02/26/04	Weider Publications, LLC	M&F	Vol 65 #3	TX 5-943-277	03/08/04
02/26/04	Weider Publications, LLC	M&F	Vol 65 #4	TX 5-943-340	03/10/04
02/26/04	Weider Publications, LLC	M&F Hers	Vol 5 #2	TX 5-942-130	03/08/04
02/26/04	Weider Publications, LLC	M&F Hers	Vol 5 #3	TX 5-942-277	03/08/04
02/26/04	Weider Publications, LLC	Natural Health	Vol 34 #3	TX 5-942-278	03/08/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
02/26/04	Weider Publications, LLC	Shape	Vol 23, #7	TX 5-940-993	03/08/04
02/26/04	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 3, #3	TX 5-916-193	03/08/04
03/29/04	Star Editorial, Inc.	Star	Vol.31 8-11	TX 5-927-732	04/12/04
03/29/04	National Enquirer, Inc.	National Enquirer	Vol. 78, 36-39	TX 5-927-730	04/15/04
03/29/04	Globe Editorial, Inc.	Globe	Vol. 51 #11-14	TX 5-928-355	04/12/04
03/29/04	National Examiner, Inc.	National Examiner	Vol. 41 11-14	TX 5-955-504	04/12/04
03/29/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 8-11	TX 5-955-503	04/12/04
03/29/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 10	TX 6-163-780	04/16/04
03/29/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 12	TX 5-973-682	04/12/04
03/29/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 6	TX 5-967-965	04/12/04
03/29/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 7	TX 5-973-785	04/12/04
03/29/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 8	TX 5-965-563	04/12/04
03/29/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #4	TX 5-973-760	04/12/04
03/29/04	Weider Publications, LLC	FLEX	Vol 22 #2	TX 5-965-464	04/12/04
03/29/04	Weider Publications, LLC	M&F	Vol 65 #5	TX 5-973-644	04/02/04
03/29/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #4	TX 5-965-465	04/12/04
03/29/04	Weider Publications, LLC	Hers	Vol 5 #4	TX 5-969-957	04/12/04
03/29/04	Weider Publications, LLC	Living Fit	Vol 5 #3	TX 5-965-460	04/12/04
03/29/04	Weider Publications, LLC	Natural Health	Vol 34 #4	TX 5-965-459	04/12/04
03/29/04	Weider Publications, LLC	Shape	Vol 23, #8	TX 5-965-458	04/12/04
03/29/04	Weider Publications, LLC	SHAPE presents Fit Pregnancy	Vol 11 #1	TX 5-969-960	04/12/04
03/29/04	AMI Specials, Inc.	Friends - Collectors Edition		TX 5-965-466	04/12/04
03/29/04	AMI Specials, Inc.	Reality TV		TX 5-965-560	04/12/04
03/29/04	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	Vol III, #3	TX 5-984-091	04/02/04
04/01/04	Weider Publications, LLC	Thalia	Vol 1, #5	TX 5-973-692	04/15/04
04/01/04	Weider Publications, LLC	Shape ultimate makeovers		TX 6-003-135	04/15/04
04/01/04	Weider Publications, LLC	Men’s Fitness Ultimate Abs		TX 5-975-680	04/15/04
04/01/04	Weider Publications, LLC	Men’s Fitness Instant Fitness		TX 5-989-437	04/12/04
04/01/04	American Media Mini Mags, Inc.	QUICK! Healthy Meals		TX 5-956-185	04/22/04
04/01/04	American Media Mini Mags, Inc.	QUICK! FatSmarts		TX 5-962-474	04/16/04
04/01/04	American Media Mini Mags, Inc.	QUICK! FastFood Calorie Counter		TX 5-956-181	04/22/04
04/01/04	American Media Mini Mags, Inc.	QUICK! KidFitness		TX 5-962-475	04/16/04
04/01/04	American Media Mini Mags, Inc.	naturally yours quick & easy meals		TX 5-951-720	04/16/04
04/01/04	American Media Mini Mags, Inc.	naturally yours everyday herbal cures		TX 5-956-177	04/16/04
04/01/04	American Media Mini Mags, Inc.	Chinese Horoscope for 2004		TX 6-093-949	04/22/04
04/01/04	American Media Mini Mags, Inc.	Soul mates discovering sharing loving		TX 6-051-717	04/16/04
04/01/04	American Media Mini Mags, Inc.	Spring Love Signs		TX 5-956-450	04/16/04
04/01/04	American Media Mini Mags, Inc.	7 Steps To Getting Rich		TX 5-981-427	04/22/04
04/01/04	American Media Mini Mags, Inc.	naturally yours healing green black herbal teas		TX 5-961-309	04/16/04
04/01/04	American Media Mini Mags, Inc.	naturally yours make it natural		TX 5-962-842	04/07/04
04/01/04	American Media Mini Mags, Inc.	Leo - April May June 2004		TX 6-021-108	07/26/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
04/01/04	American Media Mini Mags, Inc.	Aries - April May June 2004		TX 5-971-572	05/03/04
04/01/04	American Media Mini Mags, Inc.	Sagittarius - April May June 2004		TX 5-976-190	04/22/04
04/01/04	American Media Mini Mags, Inc.	Capricorn - April May June 2004		TX 5-981-425	04/22/04
04/01/04	American Media Mini Mags, Inc.	Virgo - April May June 2004		TX 5-978-113	05/17/04
04/01/04	American Media Mini Mags, Inc.	Taurus - April May June 2004		TX 6-060-590	09/06/04
04/01/04	American Media Mini Mags, Inc.	Gemini - April May June 2004		TX 5-962-844	04/07/04
04/01/04	American Media Mini Mags, Inc.	Libra - April May June 2004		TX 5-962-845	04/22/04
04/01/04	American Media Mini Mags, Inc.	Aquarius - April May June 2004		TX 5-962-476	04/16/04
04/01/04	American Media Mini Mags, Inc.	Pisces - April May June 2004		TX 5-963-483	04/22/04
04/01/04	American Media Mini Mags, Inc.	Scorpio - April May June 2004		TX 6-093-944	04/16/04
04/01/04	American Media Mini Mags, Inc.	Cancer - April May June 2004		TX 5-962-843	04/07/04
04/01/04	American Media Mini Mags, Inc.	The Big Scan & Find #10		TX 5-962-846	04/22/04
04/01/04	American Media Mini Mags, Inc.	Secret Word #51		TX 5-956-183	04/22/04
04/01/04	American Media Mini Mags, Inc.	The Big Seek & Find #6		TX 5-956-182	04/22/04
04/01/04	American Media Mini Mags, Inc.	Mystery Word Game #38		TX 5-956-184	04/22/04
04/01/04	American Media Mini Mags, Inc.	Tu cofre familiar de Medicina Herbal		TX 5-956-179	04/22/04
04/01/04	American Media Mini Mags, Inc.	Como Vencer Tus Alergias		TX 5-956-180	04/22/04
04/01/04	American Media Mini Mags, Inc.	Como Puedes Vivir Bien y Gastar Menos!		TX 5-956-178	04/22/04
04/01/04	American Media Mini Mags, Inc.	Como ser eternamante joven		TX 5-956-186	04/22/04
04/01/04	American Media Mini Mags, Inc.	WWE Rowdy Roddy Piper 1 of 4		TX 5-956-174	04/22/04
04/01/04	American Media Mini Mags, Inc.	WWE The Hurricane 2 of 4		TX 5-956-176	04/22/04
04/01/04	American Media Mini Mags, Inc.	WWE Matt Hardy 3 of 4		TX 5-956-175	04/22/04
04/01/04	American Media Mini Mags, Inc.	WWE Hottest Photo Picks 4 of 4		TX 6-030-097	04/16/04
04/28/04	Star Editorial, Inc.	Star	Vol.31 12-15	TX 5-963-121	05/17/04
04/28/04	National Enquirer, Inc.	National Enquirer	Vol. 78, 40-43	TX 5-964-916	05/17/04
04/28/04	Globe Editorial, Inc.	Globe	Vol. 51 #15-18	TX 5-993-100	05/17/04
04/28/04	National Examiner, Inc.	National Examiner	Vol. 41 15-18	TX 5-964-914	05/17/04
04/28/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 12-15	TX 5-969-515	05/17/04
04/28/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 14	TX 6-002-398	07/26/04
04/28/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 16	TX 6-005-490	07/26/04
04/28/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 18	TX 5-973-924	05/12/04
04/28/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 20	TX 6-005-491	07/26/04
04/28/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 9	TX 5-969-281	05/17/04
04/28/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 10	TX 6-004-014	05/17/04
04/28/04	Weider Publications, LLC	Shape	Vol 23, #9	TX 6-055-914	05/12/04
06/01/04	Star Editorial, Inc.	Star	Vol.31 16-19	TX 5-989-009	07/26/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
06/01/04	Globe Editorial, Inc.	Globe	Vol. 51 #19-22	TX 5-989-007	07/26/04
06/01/04	National Examiner, Inc.	National Examiner	Vol. 41 19-22	TX 5-989-005	07/26/04
06/01/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 16-19	TX 5-985-611	06/08/04
06/01/04	American Media Consumer Entertainment, Inc.	Sun (vol # wrong)	Vol. 21 20-23	TX 5-989-003	07/26/04
06/01/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 22	TX 6-004-624	06/08/04
06/01/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 24	TX 6-002-629	07/26/04
06/01/04	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	Vol III, #4	TX 6-002-387	07/26/04
06/01/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #3	TX 6-002-389	07/26/04
06/01/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #5	TX 6-035-808	06/08/04
06/01/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #6	TX 6-002-388	07/26/04
06/01/04	Weider Publications, LLC	M&F	Vol 65 #6	TX 6-002-385	07/26/04
06/01/04	Weider Publications, LLC	M&F	Vol 65 #7	TX 6-002-699	07/19/04
06/01/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 11	TX 6-002-393	07/26/04
06/01/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 12	TX 6-002-394	07/26/04
06/01/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 13	TX 6-002-395	07/26/04
06/01/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #5	TX 6-002-382	07/26/04
06/01/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #6	TX 6-002-381	07/26/04
06/01/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #8	TX 6-002-380	07/26/04
06/01/04	Weider Publications, LLC	FLEX	Vol 22 #4	TX 6-002-383	07/26/04
06/01/04	Weider Publications, LLC	Hers	Vol 5 #5	TX 6-002-386	07/26/04
06/01/04	Weider Publications, LLC	Shape	Vol 23, #10	TX 6-002-627	07/26/04
06/01/04	Weider Publications, LLC	SHAPE presents Fit Pregnancy	Vol 11 #2	TX 6-002-628	07/26/04
06/01/04	Weider Publications, LLC	Thalia	Vol 2, #6	TX 6-002-390	07/26/04
06/01/04	Weider Publications, LLC	Thalia	Vol 2, #7	TX 6-002-626	07/26/04
06/01/04	Weider Publications, LLC	Natural Health	Vol 34 #5	TX 6-002-392	07/26/04
06/01/04	Weider Publications, LLC	Natural Health	vol 34 #6	TX 6-002-391	07/26/04
06/29/04	Globe Editorial, Inc.	Globe	Vol. 51 #23-26	TX 5-989-281	07/15/04
10/05/04	National Examiner, Inc.	National Examiner	Vol. 41 #27-30	TX 6-005-204	08/04/04
06/29/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 26	TX 6-002-537	07/26/04
06/29/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 28	TX 6-002-405	07/09/04
06/29/04	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 3, #4	TX 6-002-561	07/26/04
06/29/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 14	TX 6-002-397	07/26/04
06/29/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 15	TX 6-002-403	07/12/04
06/29/04	Weider Publications, LLC	FLEX	Vol 22 #5	TX 6-002-697	07/19/04
06/29/04	AMI Specials, Inc.	Ronald Reagan - His Legacy	Vol IV #9	TX 6-002-396	07/26/04
07/06/04	Weider Publications, LLC	Hers	Vol 5 #7	TX 6-035-910	09/07/04
07/09/04	Weider Publications, LLC	Natural Health	Vol 34 #7	TX 6-002-763	07/19/04
07/09/04	Weider Publications, LLC	Living Fit	Vol 5 #3	TX 6-002-654	07/19/04
07/09/04	Weider Publications, LLC	Hers	Vol 5 #6	TX 6-004-623	07/20/04
07/09/04	Weider Publications, LLC	Shape	Vol 23, #11	TX 6-002-700	07/19/04
07/09/04	Weider Publications, LLC	Shape	Vol 23, #12	TX 6-002-655	07/19/04
07/09/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #7	TX 6-002-653	07/19/04
07/09/04	Weider Publications, LLC	M&F	Vol 65 #8	TX 6-002-340	07/20/04
07/09/04	Weider Publications, LLC	SHAPE presents Fit Pregnancy	Vol 11 #3	TX 6-002-701	07/19/04
07/27/04	Weider Publications, LLC	FLEX	Vol 22 #7	TX 6-049-942	09/07/04
07/30/04	Star Editorial, Inc.	Star	Vol.31 28-31	TX 5-999-885	08/06/04
07/30/04	National Enquirer, Inc.	National Enquirer	Vol. 78, 52 vol 79 1-3	TX 5-999-882	08/06/04
07/30/04	Globe Editorial, Inc.	Globe	Vol. 51 #27-30	TX 5-999-848	08/04/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
07/30/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 #28 vol 21 29-31	TX 6-005-216	08/06/04
07/30/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 30	TX 6-012-711	08/09/04
07/30/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 32	TX 6-079-199	08/09/04
08/10/04	Weider Publications, LLC	Hers	Vol 5 #8	TX 6-053-395	10/08/04
08/24/04	Weider Publications, LLC	FLEX	Vol 22 #8	TX 6-055-917	10/08/04
08/30/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #8	TX 6-035-920	09/07/04
08/30/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #9	TX 6-035-917	09/17/04
08/30/04	Weider Publications, LLC	M&F	Vol 65 #9	TX 6-035-918	09/07/04
08/30/04	Weider Publications, LLC	M&F	Vol 65, #10	TX 6-024-790	09/07/04
08/30/04	Weider Publications, LLC	Natural Health	Vol 34, #8	TX 6-238-747	09/07/04
08/30/04	AM Auto World Weekly, Inc.	AMI Auto World Magazine	Vol 3 #5	TX 6-036-260	09/07/04
08/30/04	Weider Publications, LLC	SHAPE	Vol 24 #1	TX 6-035-908	09/07/04
08/30/04	Weider Publications, LLC	SHAPE	Vol 24 #2	TX 6-035-909	09/07/04
09/21/04	Weider Publications, LLC	FLEX	Vol 22 #9	TX 6-078-160	12/13/04
09/30/04	Star Editorial, Inc.	Star	Vol 31 #32-35	TX 6-053-186	10/08/04
09/30/04	Star Editorial, Inc.	Star	Vol 31 #36-39	TX 6-053-190	10/08/04
09/30/04	National Enquirer, Inc.	National Enquirer	Vol. 79 4-7	TX 6-053-192	10/08/04
09/30/04	National Enquirer, Inc.	National Enquirer	Vol. 79 8-11	TX 6-036-122	10/08/04
09/30/04	Globe Editorial, Inc.	GLOBE	Vol. 51 #31-34	TX 6-036-124	10/08/04
09/30/04	Globe Editorial, Inc.	GLOBE	Vol. 51 #35-38	TX 6-053-191	10/08/04
09/30/04	National Examiner, Inc.	National Examiner	Vol. 41 #31-34	TX 6-053-189	10/08/04
09/30/04	National Examiner, Inc.	National Examiner	Vol. 41 #35-38	TX 6-053-157	10/08/04
09/30/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 21 #32-35	TX 6-036-123	10/08/04
09/30/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 21 #36-39	TX 6-033-040	10/08/04
09/30/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 34	TX 6-035-963	10/08/04
09/30/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 36	TX 6-055-927	10/08/04
09/30/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 38	TX 6-055-928	10/08/04
09/30/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 40	TX 6-035-965	10/08/04
09/30/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 42	TX 6-035-967	10/08/04
09/30/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 16	TX 6-035-966	10/08/04
09/30/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 17	TX 6-055-926	10/08/04
09/30/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 18	TX 6-056-051	10/08/04
09/30/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 19	TX 6-055-862	10/08/04
09/30/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 20	TX 6-055-930	10/08/04
09/30/04	Country Music Media Group, Inc.	Country Weekly	Vol 11 # 21	TX 6-055-929	10/08/04
09/30/04	Weider Publications, LLC	Living Fit	Vol 5 #5	TX 6-055-919	10/08/04
	Weider Publications, LLC	Muscle & Fitness	Vol 65 #9	TX 6-035-918	09/07/04
	Weider Publications, LLC	Muscle & Fitness	Vol 65 #10	TX 6-024-790	09/07/04
09/30/04	Weider Publications, LLC	Muscle & Fitness	Vol 65 #11	TX 6-053-701	10/08/04
09/30/04	Weider Publications, LLC	SHAPE	Vol 24 #3	TX 6-055-759	10/08/04
09/30/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #9	TX 6-035-869	10/08/04
09/30/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #10	TX 6-055-920	10/08/04
09/30/04	Weider Publications, LLC	Shape en Espanol	Vol 2 #11	TX 6-055-918	10/08/04
10/11/04	American Media Mini Mags, Inc.	Gemini-July August September 2004		TX 6-073-526	10/21/04
10/11/04	American Media Mini Mags, Inc.	Libra-July August September 2004		TX 6-070-890	10/21/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
10/11/04	American Media Mini Mags, Inc.	Aquarius-July August September 2004		TX 6-073-484	10/28/04
10/11/04	American Media Mini Mags, Inc.	Cancer-July August September 2004		TX 6-060-695	10/21/04
10/11/04	American Media Mini Mags, Inc.	Scorpio-July August September 2004		TX 6-073-524	10/21/04
10/11/04	American Media Mini Mags, Inc.	Pisces-July August September 2004		TX 6-073-523	10/21/04
10/11/04	American Media Mini Mags, Inc.	Aries-July August September 2004		TX 6-105-945	10/27/04
10/11/04	American Media Mini Mags, Inc.	Leo-July August September 2004		TX 6-073-482	10/28/04
10/11/04	American Media Mini Mags, Inc.	Sagittarius-July August September 2004		TX 6-073-483	10/28/04
10/11/04	American Media Mini Mags, Inc.	Taurus-July August September 2004		TX 6-073-486	10/28/04
10/11/04	American Media Mini Mags, Inc.	Virgo-July August September 2004		TX 6-073-485	10/28/04
10/11/04	American Media Mini Mags, Inc.	Capricors-July August September 2004		TX 6-073-525	10/21/04
10/11/04	American Media Mini Mags, Inc.	Cancer-October November December 2004		TX 6-073-489	10/28/04
10/11/04	American Media Mini Mags, Inc.	Scorpio-October November December 2004		TX 6-073-490	10/28/04
10/11/04	American Media Mini Mags, Inc.	Pisces-October November December 2004		TX 6-073-487	10/28/04
10/11/04	American Media Mini Mags, Inc.	Libra-October November December 2004		TX 6-073-504	10/21/04
10/11/04	American Media Mini Mags, Inc.	Gemini-October November December 2004		TX 6-063-786	10/25/04
10/11/04	American Media Mini Mags, Inc.	Aquarius-October November December 2004		TX 6-073-507	10/21/04
10/11/04	American Media Mini Mags, Inc.	Taurus-October November December 2004		TX 6-073-488	10/28/04
10/11/04	American Media Mini Mags, Inc.	Virgo-October November December 2004		TX 6-105-946	10/27/04
10/11/04	American Media Mini Mags, Inc.	Capricorn-October November December 2004		TX 6-073-492	10/28/04
10/11/04	American Media Mini Mags, Inc.	Sagittarius-October November December 2004		TX 6-073-491	10/28/04
10/11/04	American Media Mini Mags, Inc.	Leo-October November December 2004		TX 6-073-506	10/21/04
10/11/04	American Media Mini Mags, Inc.	Aries-October November December 2004		TX 6-073-505	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! Allergy Smarts		TX 6-113-327	10/27/04
10/11/04	American Media Mini Mags, Inc.	QUICK! Meals4Kids		TX 6-065-504	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! StayMarried		TX 6-073-522	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! ReachingTeens		TX 6-073-520	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! THE HEALING Power of Tea		TX 6-060-694	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! Why Are You So TIRED?		TX 6-073-521	10/21/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
10/11/04	American Media Mini Mags, Inc.	QUICK! Meals in MINUTES		TX 6-073-519	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! How Pets Can Save Your Life		TX 6-073-517	10/21/04
10/11/04	American Media Mini Mags, Inc.	SCAN AND FIND #128		TX 6-073-515	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! LOW-CARB GUIDE TO Eating Out		TX 6-073-518	10/21/04
10/11/04	American Media Mini Mags, Inc.	SEEK AND FIND #135		TX 6-073-512	10/21/04
10/11/04	American Media Mini Mags, Inc.	INCREDIBLE TRUE STORIES - Angel Encounters		TX 6-073-493	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! TakeControl		TX 6-060-693	10/21/04
10/11/04	American Media Mini Mags, Inc.	QUICK! TabbyTalk		TX 6-073-502	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! Summer LoveSigns		TX 6-073-496	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! StayYoung		TX 6-073-499	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! SpaSecrets		TX 6-073-501	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! GreatShakes		TX 6-073-500	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! StopStress		TX 6-073-503	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! PuppyLove		TX 6-073-497	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! Spot-Free		TX 6-073-498	10/28/04
10/11/04	American Media Mini Mags, Inc.	QUICK! BabyNames		TX 6-073-516	10/21/04
10/11/04	American Media Mini Mags, Inc.	YOUR SUMMER HOROSCOPE		TX 6-035-097	10/27/04
10/11/04	American Media Mini Mags, Inc.	MYSTERY WORD GAME #40		TX 6-059-642	10/27/04
10/11/04	American Media Mini Mags, Inc.	SECRET WORD #53		TX 6-113-388	10/21/04
10/11/04	American Media Mini Mags, Inc.	THE BIG SCAN & FIND #12		TX 6-113-389	10/21/04
10/11/04	American Media Mini Mags, Inc.	THE BIG SCAN & FIND #13		TX 6-113-391	10/21/04
10/11/04	American Media Mini Mags, Inc.	SECRET WORD #54		TX 6-057-531	10/21/04
10/11/04	American Media Mini Mags, Inc.	MYSTERY WORD GAME #41		TX 6-073-514	10/28/04
10/11/04	American Media Mini Mags, Inc.	THE BIG SEEK & FIND #8		TX 6-113-390	10/21/04
10/11/04	American Media Mini Mags, Inc.	THE BIG SCAN & FIND #14		TX 6-063-787	10/25/04
10/11/04	American Media Mini Mags, Inc.	SECRET WORD #55		TX 6-073-513	10/25/04
10/11/04	American Media Mini Mags, Inc.	THE BIG SEEK & FIND #9		TX 6-073-511	10/28/04
10/11/04	American Media Mini Mags, Inc.	MYSTERY WORD GAME #42		TX 6-073-509	10/28/04
10/11/04	American Media Mini Mags, Inc.	THE BIG SCAN & FIND #15		TX 6-062-791	10/27/04
10/11/04	American Media Mini Mags, Inc.	MYSTERY WORD GAME #43		TX 6-077-576	10/25/04
10/11/04	American Media Mini Mags, Inc.	SECRET WORD #56		TX 6-073-508	10/28/04
10/11/04	American Media Mini Mags, Inc.	YOUR FALL horoscope		TX 6-073-494	10/28/04
10/11/04	American Media Mini Mags, Inc.	FAMILY RESTAURANT CALORIE COUNTER		TX 6-070-891	10/21/04
10/11/04	American Media Mini Mags, Inc.	SECRET WORD #57		TX 6-073-510	10/28/04
10/11/04	American Media Mini Mags, Inc.	THE BIG SCAN & FIND #16		TX 6-070-892	10/21/04
10/11/04	American Media Mini Mags, Inc.	MYSTERY WORD GAME #44		TX 6-113-387	10/21/04
10/21/04	Star Editorial, Inc.	Star	Vol 31 #40-43	TX 6-066-678	10/29/04
10/21/04	National Enquirer, Inc.	National Enquirer	Vol. 79 12-15	TX 6-099-047	10/29/04

Date filed	Owner	Publication	Issue Number	Registration #	Date
10/21/04	Globe Editorial, Inc.	GLOBE	Vol. 51 #39-42	TX 6-099-403	10/29/04
10/21/04	National Examiner, Inc.	National Examiner	Vol. 41 #39-42	TX 6-066-613	10/29/04
10/21/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 21 #40-43	TX 6-060-926	10/28/04
10/21/04	Country Music Media Group, Inc.	Country Weekly	Vol 11, #22	TX 6-068-766	11/02/04
10/21/04	Country Music Media Group, Inc.	Country Weekly	Vol 11, #23	TX 6-068-606	11/02/04
10/21/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 44	TX 6-068-607	11/02/04
10/21/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 46	TX 6-079-198	11/02/04
10/21/04	Weider Publications, LLC	M&F Hers	Vol. 5 #9	TX 6-067-865	11/02/04
10/21/04	Weider Publications, LLC	M&F Hers	Vol. 5 #10	TX 6-078-162	12/13/04
10/21/04	AM Auto World Weekly, Inc.	mph maximum performance horsepower	Vol. 1, #11	TX 6-068-768	11/02/04
10/21/04	AM Auto World Weekly, Inc.	mph maximum performance horsepower	Vol. 2, #1	TX 6-068-605	11/02/04
12/01/04	Star Editorial, Inc.	Star	Vol.31 44-47	TX 6-084-271	12/09/04
12/01/04	Globe Editorial, Inc.	Globe	Vol. 51 #43-46	TX 6-091-017	12/09/04
12/01/04	National Examiner, Inc.	National Examiner	Vol. 41 43-46	TX 6-091-022	12/09/04
12/01/04	American Media Consumer Entertainment, Inc.	Sun	Vol. 21 44-47	TX 6-091-021	12/09/04
12/01/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 48	TX 6-089-879	12/13/04
12/01/04	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 50	TX 6-089-880	12/13/04
12/01/04	Country Music Media Group, Inc.	Country Weekly	Vol 11, #24	TX 6-090-930	12/13/04
12/01/04	Country Music Media Group, Inc.	Country Weekly	Vol 11, #25	TX 6-092-387	12/09/04
12/01/04	Country Music Media Group, Inc.	Country Weekly	Vol 11, #26	TX 6-090-931	12/13/04
12/01/04	Weider Publications, LLC	FLEX	Vol 22 #10	TX 6-093-509	12/13/04
12/01/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #10	TX 6-078-161	12/13/04
12/01/04	Weider Publications, LLC	Men’s Fitness	Vol 20 #11	TX 6-078-166	12/13/04
12/01/04	Weider Publications, LLC	M&F	Vol 65 #12	TX 6-090-964	12/13/04
12/01/04	Weider Publications, LLC	Muscle & Fitness	Vol 66 #1	TX 6-078-103	12/13/04
12/01/04	Weider Publications, LLC	Muscle & Fitness	Vol 66 #2	TX 6-112-279	01/13/05
12/01/04	Weider Publications, LLC	Natural Health	Vol 34 #10	TX 6-037-909	09/07/04
12/01/04	Weider Publications, LLC	Natural Health	vol 35 #1	TX 6-093-508	12/13/04
12/01/04	Weider Publications, LLC	Shape	Vol 24, #4	TX 6-093-506	12/13/04
12/01/04	Weider Publications, LLC	Shape	Vol 24, #5	TX 6-093-507	12/13/04
12/01/04	Weider Publications, LLC	Shape en Espanol	Vol 3 #1	TX 6-093-487	12/13/04
12/01/04	Weider Publications, LLC	Fit Pregnancy	Vol 11 #5	TX 6-078-165	12/13/04
12/01/04	Weider Publications, LLC	Healthy Recipes for Weight Loss		TX 6-087-453	12/15/04
12/01/04	Weider Publications, LLC	Weight Training for Women		TX 6-087-454	12/15/04
12/20/04	American Media Mini Mags, Inc.	Aries 2005 Calendar		TX 6-094-367	01/03/05
12/20/04	American Media Mini Mags, Inc.	Taurus 2005 Calendar		TX 6-139-411	01/03/05
12/20/04	American Media Mini Mags, Inc.	Pisces 2005 Caldendar		TX 6-340-886	01/03/05
12/20/04	American Media Mini Mags, Inc.	Aquarius 2005 Calendar		TX 6-096-038	01/03/05
12/20/04	American Media Mini Mags, Inc.	Capricorn 2005 Calendar		TX 6-102-628	01/03/05
12/20/04	American Media Mini Mags, Inc.	Sagittarius 2005 Calendar		TX 6-139-410	01/03/05
12/20/04	American Media Mini Mags, Inc.	Scorpio 2005 Calendar		TX 6-094-366	01/03/05
12/20/04	American Media Mini Mags, Inc.	Libra 2005 Calendar		TX 6-096-039	01/03/05
12/20/04	American Media Mini Mags, Inc.	Virgo 2005 Calendar		TX 6-096-040	01/03/05
12/20/04	American Media Mini Mags, Inc.	Gemini 2005 Calendar		TX 6-117-685	01/03/05
12/20/04	American Media Mini Mags, Inc.	Cancer 2005 Calendar		TX 6-158-047	01/03/05
12/20/04	American Media Mini Mags, Inc.	Leo 2005 Calendar		TX 6-099-133	01/04/05
01/03/05	Star Editorial, Inc.	Star	Vol.31 48-51	TX 6-092-981	01/13/05
01/03/05	Star Editorial, Inc.	Star	Vol 31 #52, 32 #1	TX 6-099-400	01/13/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
01/03/05	National Enquirer, Inc.	National Enquirer	Vol. 79 20-23	TX 6-099-401	01/13/05
01/03/05	National Enquirer, Inc.	National Enquirer	Vol. 79 24-26	TX 6-100-889	01/13/05
01/03/05	Globe Editorial, Inc.	Globe	Vol. 51 #51-52; 52 #1	TX 6-099-427	01/13/05
01/03/05	National Examiner, Inc.	National Examiner	Vol. 41 47-50	TX 6-099-426	01/13/05
01/03/05	National Examiner, Inc.	National Examiner	Vol. 41 #51-52; Vol 42 #1	TX 6-100-868	01/18/05
01/03/05	American Media Consumer Entertainment, Inc.	Sun	Vol. 21 48-51	TX 6-100-890	01/13/05
01/03/05	American Media Consumer Entertainment, Inc.	Sun	Vol. 21 #52; Vol 22 #1	TX 6-100-869	01/18/05
01/03/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 4 # 52	TX 6-200-283	01/18/05
01/03/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 #2	TX 6-200-284	01/18/05
01/03/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 #4	TX 6-105-816	01/18/05
01/03/05	Weider Publications, LLC	FLEX	Vol 22 #11	TX 6-121-925	01/19/05
01/03/05	Weider Publications, LLC	FLEX	Vol 22 #12	TX 6-112-534	01/13/05
01/03/05	Weider Publications, LLC	Men’s Fitness	Vol 21 #1	TX 6-111-742	01/21/05
01/03/05	Weider Publications, LLC	Natural Health	Vol 35 #2	TX 6-112-556	01/13/05
01/03/05	Weider Publications, LLC	Shape	Vol 24 #6	TX 6-112-459	01/13/05
01/03/05	Weider Publications, LLC	Shape en Espanol	Vol 3 #2	TX 6-112-535	01/13/05
01/03/05	Country Music Media Group, Inc.	Country Weekly	Vol 12 #1	TX 6-112-559	01/19/05
01/03/05	Country Music Media Group, Inc.	Country Weekly	Vol 12 #2	TX 6-112-558	01/19/05
01/03/05	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	Dec/Jan 2005	TX 6-112-458	01/18/05
01/03/05	AM Auto World Weekly, Inc.	NOPI Street Performance Compact	Feb/March 2005	TX 6-112-562	01/18/05
2/10/2005	Star Editorial, Inc.	Star	Vol 32 #2-5	TX 6-120-334	02/15/05
2/10/2005	National Enquirer, Inc.	National Enquirer	Vol. 79 27-30	TX 6-124-284	02/15/05
2/10/2005	Globe Editorial, Inc.	Globe	Vol. 52 #2-5	TX 6-123-173	02/15/05
2/10/2005	National Examiner, Inc.	National Examiner	Vol. 42 2-5	TX 6-124-282	02/16/05
2/10/2005	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 2-5	TX 6-124-283	02/15/05
2/10/2005	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 # 6	TX 6-143-137	03/02/05
2/10/2005	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 #8	TX 6-148-748	02/25/05
2/10/2005	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 #10	TX 6-178-192	03/02/05
2/10/2005	Country Music Media Group, Inc.	Country Weekly	Vol 12 #3	TX 6-157-837	03/02/05
2/10/2005	Country Music Media Group, Inc.	Country Weekly	Vol 12 #4	TX 6-142-864	03/01/05
2/10/2005	Country Music Media Group, Inc.	Country Weekly	Vol 12 #5	TX 6-157-836	03/02/05
2/10/2005	AMI Specials, Inc.	Stock Car Thunder USA	Vol V, #1	TX 6-140-801	02/24/05
2/10/2005	AM Auto World Weekly, Inc.	mph	Vol 2 #2	TX 6-149-278	03/03/05
2/10/2005	AM Auto World Weekly, Inc.	mph	Vol 2 #3	TX 6-149-087	03/01/05
2/10/2005	AMI Specials, Inc.	Johnny Carson	Vol IX #2	TX 6-126-782	02/24/05
2/10/2005	AMI Specials, Inc.	Official 9/11 Report	Vol VIII #2	TX 6-126-803	03/01/05
2/10/2005	AMI Specials, Inc.	MEMORIES	Vol IV #10	TX 6-126-785	02/24/05
03/03/05	American Media Mini Mags, Inc.	Leo - January February March 2005		TX 6-149-610	03/14/05
03/03/05	American Media Mini Mags, Inc.	Aries - January February March 2005		TX 6-178-198	03/11/05
03/03/05	American Media Mini Mags, Inc.	Sagittarius - January February March 2005		TX 6-178-395	03/14/05
03/03/05	American Media Mini Mags, Inc.	Capricorn - January February March 2005		TX 6-226-574	03/14/05
03/03/05	American Media Mini Mags, Inc.	Virgo - January February March 2005		TX 6-226-557	03/10/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
03/03/05	American Media Mini Mags, Inc.	Taurus - January February March 2005		TX 6-167-860	03/16/05
03/03/05	American Media Mini Mags, Inc.	Gemini - January February March 2005		TX 6-178-391	03/14/05
03/03/05	American Media Mini Mags, Inc.	Libra - January February March 2005		TX 6-226-575	03/14/05
03/03/05	American Media Mini Mags, Inc.	Aquarius - January February March 2005		TX 6-226-566	03/14/05
03/03/05	American Media Mini Mags, Inc.	Pisces - January February March 2005		TX 6-178-398	03/14/05
03/03/05	American Media Mini Mags, Inc.	Scorpio - January February March 2005		TX 6-178-404	03/14/05
03/03/05	American Media Mini Mags, Inc.	Cancer - January February March 2005		TX 6-226-571	03/14/05
03/03/05	American Media Mini Mags, Inc.	Leo - April May June 2005		TX 6-226-561	03/14/05
03/03/05	American Media Mini Mags, Inc.	Aries - April May June 2005		TX 6-178-394	03/14/05
03/03/05	American Media Mini Mags, Inc.	Sagittarius - April May June 2005		TX 6-178-393	03/14/05
03/03/05	American Media Mini Mags, Inc.	Capricorn - April May June 2005		TX 6-178-392	03/14/05
03/03/05	American Media Mini Mags, Inc.	Virgo - April May June 2005		TX 6-226-565	03/14/05
03/03/05	American Media Mini Mags, Inc.	Taurus - April May June 2005		TX 6-226-576	03/14/05
03/03/05	American Media Mini Mags, Inc.	Gemini - April May June 2005		TX 6-226-564	03/14/05
03/03/05	American Media Mini Mags, Inc.	Libra - April May June 2005		TX 6-167-861	03/21/05
03/03/05	American Media Mini Mags, Inc.	Aquarius - April May June 2005		TX 6-226-558	03/14/05
03/03/05	American Media Mini Mags, Inc.	Pisces - April May June 2005		TX 6-149-611	03/14/05
03/03/05	American Media Mini Mags, Inc.	Scorpio - April May June 2005		TX 6-178-397	03/14/05
03/03/05	American Media Mini Mags, Inc.	Cancer - April May June 2005		TX 6-178-396	03/14/05
03/03/05	American Media Mini Mags, Inc.	Quick! Unlimited Energy		TX 6-159-226	03/14/05
03/03/05	American Media Mini Mags, Inc.	Nature’s Best FAT BURNERS		TX 6-158-433	03/14/05
03/03/05	American Media Mini Mags, Inc.	QUICK! BetterFriends		TX 6-159-228	03/14/05
03/03/05	American Media Mini Mags, Inc.	QUICK! BeatThoseBills		TX 6-160-940	03/14/05
03/03/05	American Media Mini Mags, Inc.	Acomodate y… Relajate		TX 6-178-399	03/14/05
03/03/05	American Media Mini Mags, Inc.	VITAMINAS VITALES		TX 6-178-400	03/14/05
03/03/05	American Media Mini Mags, Inc.	ATRACTIVA		TX 6-229-492	03/14/05
03/03/05	American Media Mini Mags, Inc.	ALMUERZOS SALUDABLES		TX 6-158-434	03/14/05
03/03/05	American Media Mini Mags, Inc.	Horoscopo Chino para el 2004		TX 6-226-567	03/14/05
03/03/05	American Media Mini Mags, Inc.	Almas gemelas		TX 6-160-942	03/14/05
03/03/05	American Media Mini Mags, Inc.	Es usted psiquico?		TX 6-160-939	03/14/05
03/03/05	American Media Mini Mags, Inc.	QUICK! Curas con Plantas		TX 6-162-225	03/21/05
03/21/05	American Media Mini Mags, Inc.	Baby Names		TX 6-159-227	03/14/05
03/21/05	American Media Mini Mags, Inc.	Mystery Word #45		TX 6-226-556	03/14/05
03/21/05	American Media Mini Mags, Inc.	Chinese Horoscope for 2005		TX 6-226-568	03/14/05
03/21/05	American Media Mini Mags, Inc.	Secret Word #59		TX 6-179-876	03/14/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
03/21/05	American Media Mini Mags, Inc.	Word Search from the Bible		TX 6-226-563	03/14/05
03/21/05	American Media Mini Mags, Inc.	What Do Your DREAMS Mean?		TX 6-160-943	03/14/05
03/21/05	American Media Mini Mags, Inc.	Seek and Find Number 136		TX 6-226-572	03/14/05
03/21/05	American Media Mini Mags, Inc.	Scan and Find No. 129		TX 6-206-880	03/14/05
03/21/05	American Media Mini Mags, Inc.	Weight Loss Kit FOR DUMMIES		TX 6-158-435	03/14/05
03/21/05	American Media Mini Mags, Inc.	Improving Your Memory FOR DUMMIES		TX 6-160-944	03/14/05
03/21/05	American Media Mini Mags, Inc.	Getting Results FOR DUMMIES		TX 6-221-500	03/14/05
03/21/05	American Media Mini Mags, Inc.	Card Games FOR DUMMIES		TX 6-225-123	03/14/05
03/21/05	American Media Mini Mags, Inc.	Gambling FOR DUMMIES		TX 6-178-402	03/14/05
03/21/05	American Media Mini Mags, Inc.	Poker FOR DUMMIES		TX 6-178-401	03/14/05
03/21/05	American Media Mini Mags, Inc.	Compete Carb & Calorie Counter		TX 6-226-559	03/14/05
03/21/05	American Media Mini Mags, Inc.	Holiday Fun for Kids!		TX 6-159-230	03/14/05
03/21/05	American Media Mini Mags, Inc.	Mystery Word #46		TX 6-152-756	03/14/05
03/21/05	American Media Mini Mags, Inc.	Mystery Word #47		TX 6-178-199	03/14/05
03/21/05	American Media Mini Mags, Inc.	Secret Word #58		TX 6-226-562	03/14/05
03/21/05	American Media Mini Mags, Inc.	Secret Word #60		TX 6 587 072	03/14/05
03/21/05	American Media Mini Mags, Inc.	Secret Word #61		TX 6-180-864	03/14/05
03/21/05	American Media Mini Mags, Inc.	Your Diet Diary		TX 6-160-941	03/14/05
03/21/05	American Media Mini Mags, Inc.	YOUR SPRING horoscope		TX 6-159-229	03/14/05
03/21/05	American Media Mini Mags, Inc.	YOUR SUMMER HOROSCOPE		TX 6-158-432	03/14/05
03/21/05	American Media Mini Mags, Inc.	YOUR WINTER horoscope		TX 6-226-560	03/14/05
03/21/05	American Media Mini Mags, Inc.	QUICK! Entertaining		TX 6-178-125	03/14/05
03/21/05	American Media Mini Mags, Inc.	QUICK! HomeSmarts		TX 6-152-878	03/21/05
03/21/05	American Media Mini Mags, Inc.	QUICK! BetterPets		TX 6-149-612	03/14/05
03/21/05	American Media Mini Mags, Inc.	QUICK! EasyCrafts		TX 6-149-613	03/14/05
03/21/05	Weider Publications, LLC	FLEX	Vol 23 #1	TX 6-182-411	04/12/05
03/21/05	Weider Publications, LLC	FLEX	Vol 23 #2	TX 6 182 412	04/12/05
03/21/05	Weider Publications, LLC	Muscle & Fitness hers	Vol 6 #1	TX 6-153-532	04/04/05
03/21/05	Weider Publications, LLC	Muscle & Fitness hers	Vol 6 #2	TX 6-152-627	04/04/05
03/21/05	Weider Publications, LLC	Men’s Fitness	Vol 21#2	TX 6-158-039	04/12/05
03/21/05	Weider Publications, LLC	Men’s Fitness	Vol 21#3	TX 6-157-932	04/12/05
03/21/05	Weider Publications, LLC	MUSCLE & FITNESS	Vol 66 #3	TX 6-157-946	04/12/05
03/21/05	Weider Publications, LLC	MUSCLE & FITNESS	Vol 66 #4	TX 6-152-851	04/04/05
03/21/05	Weider Publications, LLC	NATURAL HEALTH	Vol 35 #3	TX 6-152-626	04/04/05
03/21/05	Weider Publications, LLC	NATURAL HEALTH	Vol 35 #4	TX 6-167-194	04/12/05
03/21/05	Weider Publications, LLC	SHAPE	Vol 24 #7	TX 6-152-591	04/04/05
03/21/05	Weider Publications, LLC	SHAPE	Vol 24 #8	TX 6-167-204	04/12/05
03/21/05	Weider Publications, LLC	SHAPE EN ESPANOL	Vol 3 #3	TX 6-152-121	04/04/05
03/21/05	Weider Publications, LLC	SHAPE EN ESPANOL	Vol 3 #4	TX 6-152-592	04/04/05
03/21/05	Weider Publications, LLC	Fit Pregnancy	Vol 11 #6	TX 6-167-199	04/12/05
03/21/05	Weider Publications, LLC	Fit Pregnancy	Vol 12 #1	TX 6-152-684	04/04/05
03/21/05	American Media Mini Mags, Inc.	QUICK! GET STARTED ON eBAY		TX 6-226-569	04/04/05
03/21/05	American Media Mini Mags, Inc.	QUICK! StopAging		TX 6-174-703	04/19/05
03/21/05	American Media Mini Mags, Inc.	QUICK! HOW TO Beat PMS		TX 6-176-388	04/12/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
03/21/05	American Media Mini Mags, Inc.	QUICK! Protect Your IDENTITY		TX 6-176-199	04/04/05
03/21/05	American Media Mini Mags, Inc.	Home Decorating FOR DUMMIES		TX 6-172-945	04/12/05
03/21/05	American Media Mini Mags, Inc.	Bathroom Remodeling FOR DUMMIES		TX 6-172-946	04/12/05
03/21/05	American Media Mini Mags, Inc.	Organizing FOR DUMMIES		TX 6-226-570	04/04/05
03/21/05	American Media Mini Mags, Inc.	SEEK AND FIND NUMBER 137		TX 6-161-736	04/04/05
03/21/05	American Media Mini Mags, Inc.	SCAN AND FIND No. 130		TX 6-180-863	04/04/05
03/21/05	American Media Mini Mags, Inc.	QUICK! SPARKLING CLEAN		TX 6-176-198	04/04/05
04/01/05	Star Editorial, Inc.	Star	Vol.32 6-9	TX 6-153-295	04/12/05
04/01/05	Star Editorial, Inc.	Star	Vol 32 10-13	TX 6-152-986	04/11/05
04/01/05	National Enquirer, Inc.	National Enquirer	Vol. 79 31-34	TX 6-152-993	04/11/05
04/01/05	National Enquirer, Inc.	National Enquirer	Vol. 79 35-38	TX 6-152-987	04/11/05
04/01/05	Globe Editorial, Inc.	Globe	Vol. 52 6-9	TX 6-153-160	04/11/05
04/01/05	Globe Editorial, Inc.	Globe	Vol. 52 10-13	TX 6-153-159	04/11/05
04/01/05	National Examiner, Inc.	National Examiner	Vol. 42 6-9	TX 6-153-161	04/11/05
04/01/05	National Examiner, Inc.	National Examiner	Vol 42 10-13	TX 6-153-153	04/11/05
04/01/05	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 6-9	TX 6-118-597	04/11/05
04/01/05	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 10-13	TX 6-153-157	04/11/05
05/02/05	Star Editorial, Inc.	Star	Vol. 32 14-17	TX 6-202-238	05/10/05
05/02/05	National Enquirer, Inc.	National Enquirer	Vol. 79 39-42	TX 6-226-994	05/11/05
05/02/05	Globe Editorial, Inc.	Globe	Vol 52 14-17	TX 6 244 309	05/10/05
05/02/05	National Examiner, Inc.	National Examiner	Vol 42 14-17	TX 6-202-235	05/10/05
05/02/05	American Media Consumer Entertainment, Inc.	Sun	Vol 22 14-17	TX 6 208 549	05/09/05
05/02/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 12-18	TX 6-167-306	05/11/05
05/02/05	Country Music Media Group, Inc.	Country Weekly	Vol. 12 6-9	TX 6-202-236	05/10/05
05/02/05	Weider Publications, LLC	FLEX	Vol 23 #3	TX 6-163-216	05/16/05
05/02/05	Weider Publications, LLC	Men’s Fitness	Vol 21 #4	TX 6-163-218	05/16/05
05/02/05	Weider Publications, LLC	Men’s Fitness	Vol 21 #5	TX 6-158-202	05/16/05
07/07/05	Weider Publications, LLC	Muscle & Fitness (May)	Vol 66 #5	TX 6-200-288	07/18/05
05/02/05	Weider Publications, LLC	Muscle & Fitness (June)	Vol 66 #6	TX 6-158-211	05/16/05
05/02/05	Weider Publications, LLC	NATURAL HEALTH	Vol 35 #5	TX 6-167-036	05/23/05
05/02/05	Weider Publications, LLC	Shape	Vol 24 #9	TX 6-163-219	05/16/05
05/02/05	Weider Publications, LLC	SHAPE EN ESPANOL	Vol 3 #6	TX 6-167-746	05/16/05
05/13/05	AMI Specials, Inc.	Best & Worst Makeovers	Vol IX #3	TX 6-167-001	05/25/05
05/13/05	Weider Publications, LLC	mom & baby	Vol 11, 6B	TX 6-179-209	05/25/05
06/09/05	Star Editorial, Inc.	Star	Vol.32 18-21	TX 6-168-950	06/13/05
06/09/05	Star Editorial, Inc.	Star	Vol 32 22-25	TX 6-225-434	06/20/05
06/09/05	National Enquirer, Inc.	National Enquirer	Vol. 79 43-46	TX 6-169-005	06/13/05
06/09/05	National Enquirer, Inc.	National Enquirer	Vol. 79 47-50	TX 6-225-435	06/20/05
06/09/05	Globe Editorial, Inc.	Globe	Vol. 52 18-21	TX 6-172-263	06/13/05
06/09/05	Globe Editorial, Inc.	Globe	Vol. 52 22-25	TX 6-227-336	06/20/05
06/09/05	National Examiner, Inc.	National Examiner	Vol. 42 18-21	TX 6-172-262	06/13/05
06/09/05	National Examiner, Inc.	National Examiner	Vol 42 22-25	TX 6 263 331	06/20/05
06/09/05	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 18-21	TX 6 227 333	06/20/05
06/09/05	American Media Consumer Entertainment, Inc.	Sun	Vol. 22 22-25	TX 6 227 337	06/20/05
06/09/05	Country Music Media Group, Inc.	Country Weekly	Vol. 12 10-13	TX 6-226-840	06/13/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
06/09/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 19-22	TX 6-224-646	06/17/05
06/09/05	Weider Publications, LLC	FLEX	Vol 23 #4	TX 6-222-905	06/17/05
06/09/05	Weider Publications, LLC	FLEX	Vol 23 #5	TX 6 190 780	06/13/05
06/09/05	American Media, Inc.	Celebrity Living Weekly	Vol 1 #18-21	TX 6-225-341	06/20/05
06/09/05	American Media, Inc.	Looking Good Now!	Feb-05	TX 6-222-870	06/20/05
06/09/05	American Media, Inc.	Looking Good Now!	Ap 2005	TX 6-222-181	06/20/05
06/09/05	American Media, Inc.	Looking Good Now!	May-05	TX 6-222-871	06/20/05
06/09/05	American Media, Inc.	Looking Good Now!	June/July 2005	TX 6-3222-872	06/20/05
06/09/05	Weider Publications, LLC	NATURAL HEALTH	Vol 35 #6	TX 6-226-746	06/22/05
06/09/05	Weider Publications, LLC	SHAPE	June/July 2005	TX 6-208-608	06/22/05
06/09/05	American Media, Inc.	SLY - March 2005, May/June 2005	Vol 1, #1 & 2	TX 6-257-020	06/22/05
07/07/05	Star Editorial, Inc.	Star	Vol 32 #26-29	TX 6-181-800	07/18/05
07/07/05	National Enquirer, Inc.	National Enquirer	Vol 79 51, 52 Vol 80 1, 2	TX 6 236 475	07/18/05
07/07/05	Globe Editorial, Inc.	GLOBE	Vol 52 #26-29	TX 6 244 062	07/18/05
07/07/05	American Media Consumer Entertainment, Inc.	Sun	Vol 22 #26-29	TX 6 236 510	07/18/05
07/07/05	National Examiner, Inc.	National Examiner	Vol 42 #26-29	TX 6 244 061	07/18/05
03/03/05	American Media Mini Mags, Inc.	QUICK! MoneyMatters		TX 6-163-171	03/14/05
08/04/05	American Media Mini Mags, Inc.	QUICK! Live Debt-Free Now!		TX 6-178-406	03/14/05
10/04/05	American Media Mini Mags, Inc.	QUICK! FoodSmarts		TX 6-178-405	03/14/05
12/04/05	American Media Mini Mags, Inc.	QUICK! CraftSmarts		TX 6-179-833	03/14/05
08/01/05	Country Music Media Group, Inc.	Country Weekly	Vol. 12 14-17	TX 6-227-060	08/08/05
08/01/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol. 5 28-34	TX 6-244-097	08/12/05
08/01/05	AMI Specials, Inc.	Pope John Paul II	Vol X #4	TX 6-216-054	08/08/05
08/01/05	Weider Publications, LLC	Healing Foods - Natural Health Special Issue		TX 6-221-978	08/08/05
08/01/05	Weider Publications, LLC	Muscle & Fitness Complete Book of Arms	May-05	TX 6-222-179	08/08/05
08/01/05	Weider Publications, LLC	Muscle & Fitness hers Complete Book of Arms	May-05	TX 6-222-178	08/08/05
08/01/05	American Media, Inc.	Celebrity Living Weekly	Vol 1-22, 24, 25	TX 6-244-095	08/12/05
08/01/05	American Media, Inc.	Celebrity Living Weekly	Vol 1 #26-29	TX 6-244-096	08/12/05
08/01/05	American Media, Inc.	Celebrity Living Weekly	Vol 1 #30-33	TX 6-202-115	08/12/05
08/01/05	Weider Publications, LLC	FLEX	Vol 23 6 & 7	TX 6-225-381	08/16/05
08/01/05	Weider Publications, LLC	Men’s Fitness	Vol 21 6 & 7	TX 6-208-561	08/15/05
08/01/05	Weider Publications, LLC	Muscle & Fitness	Vol 66 8 & 9	TX 6-199-049	08/15/05
08/01/05	Weider Publications, LLC	NATURAL HEALTH	Vol 35 7 & 8	TX 6-208-562	08/15/05
08/01/05	Weider Publications, LLC	Shape	Vol 24 #12, 25 #1	TX 6-208-563	08/15/05
08/01/05	Weider Publications, LLC	SHAPE EN ESPANOL	Vol 3 8 & 9	TX 6-220-380	08/15/05
08/01/05	AM Auto World Weekly, Inc.	mph	Vol 2 5-9	TX 6-202-111	08/12/05
08/01/05	American Media Mini Mags, Inc.	Leo - JULY AUGUST SEPTEMBER 2005		TX 6 233 609	08/16/05
08/01/05	American Media Mini Mags, Inc.	Aries - JULY AUGUST SEPTEMBER 2005		TX 6-229-345	08/17/05
08/01/05	American Media Mini Mags, Inc.	Sagittarius - JULY AUGUST SEPTEMBER 2005		TX 6 233 611	08/16/05
08/01/05	American Media Mini Mags, Inc.	Capricorn - JULY AUGUST SEPTEMBER 2005		TX 6 233 616	08/16/05
08/01/05	American Media Mini Mags, Inc.	Virgo - JULY AUGUST SEPTEMBER 2005		TX 6-229-344	08/17/05
08/01/05	American Media Mini Mags, Inc.	Taurus - JULY AUGUST SEPTEMBER 2005		TX 6 233 615	08/16/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
08/01/05	American Media Mini Mags, Inc.	Gemini - JULY AUGUST SEPTEMBER 2005		TX 6 233 617	08/16/05
08/01/05	American Media Mini Mags, Inc.	Libra - JULY AUGUST SEPTEMBER 2005		TX 6 233 613	08/16/05
08/01/05	American Media Mini Mags, Inc.	Aquarius - JULY AUGUST SEPTEMBER 2005		TX 6 233 614	08/16/05
08/01/05	American Media Mini Mags, Inc.	Pisces - JULY AUGUST SEPTEMBER 2005		TX 6-229-347	08/17/05
08/01/05	American Media Mini Mags, Inc.	Scorpio - JULY AUGUST SEPTEMBER 2005		TX 6 233 612	08/16/05
08/01/05	American Media Mini Mags, Inc.	Cancer - JULY AUGUST SEPTEMBER 2005		TX 6-233 610	08/16/05
08/08/05	Star Editorial, Inc.	Star	Vol 32 #30-33	TX 6-227-422	08/16/05
08/08/05	National Enquirer, Inc.	National Enquirer	Vol 80 3-6	TX 6-221-832	08/17/05
08/08/05	Globe Editorial, Inc.	GLOBE	Vol 52 #30-33	TX 6-202-112	08/16/05
08/08/05	American Media Consumer Entertainment, Inc.	Sun	Vol 22 #30-33	TX 6 225 384	08/16/05
08/08/05	National Examiner, Inc.	National Examiner	Vol 42 #30-33	TX 6-208-599	08/15/05
08/08/05	American Media Mini Mags, Inc.	Fast Food Calorie Counter		TX 6-213-004	08/15/05
08/08/05	American Media Mini Mags, Inc.	Scan & Find #131		TX 6-213-900	08/15/05
08/08/05	American Media Mini Mags, Inc.	Seek & Find #138		TX 6-213-006	08/15/05
08/08/05	American Media Mini Mags, Inc.	Super Herbs Nature’s Healing Miracle		TX 6-213-814	08/15/05
08/08/05	American Media Mini Mags, Inc.	You Can Beat Osteoporosis women’s wellness #1		TX 6-213-901	08/15/05
08/08/05	American Media Mini Mags, Inc.	Fast Headache Relief women’s wellness #2		TX 6-213-001	08/15/05
08/08/05	American Media Mini Mags, Inc.	Living With Arthritis women’s wellness #3		TX 6-213-002	08/15/05
08/08/05	American Media Mini Mags, Inc.	Control Your BLOOD PRESSURE women’s wellness #4		TX 6-213-905	08/15/05
08/08/05	American Media Mini Mags, Inc.	Fall love Signs - Forecasts for all 12 signs!		TX 6-213-813	08/15/05
08/08/05	American Media Mini Mags, Inc.	Beat Stress NOW Feel BETTER Today!		TX 6-213-815	08/15/05
08/08/05	American Media Mini Mags, Inc.	Seek and Find #142		TX 6-213-816	08/15/05
08/08/05	American Media Mini Mags, Inc.	Scan and Find #135		TX 6-213-899	08/15/05
08/08/05	American Media Mini Mags, Inc.	Slim Smart with the SANDWICH Diet		TX 6-212-999	08/15/05
08/08/05	American Media Mini Mags, Inc.	Are you psychic?		TX 6-213-003	08/15/05
08/08/05	American Media Mini Mags, Inc.	THE BIG SCAN & FIND		TX 6-213-005	08/15/05
08/08/05	American Media Mini Mags, Inc.	The private life of ELVIS		TX 6-228-702	08/17/05
08/08/05	American Media Mini Mags, Inc.	STAR Celebrity Crossword #1		TX 6-228-685	08/22/05
08/08/05	American Media Mini Mags, Inc.	SCAN & FIND #134		TX 6-234-337	08/17/05
08/08/05	American Media Mini Mags, Inc.	Super Foods NEVER DIET AGAIN!		TX 6-213-906	08/15/05
08/08/05	American Media Mini Mags, Inc.	SEEK AND FIND #141		TX 6-229-346	08/16/05
08/08/05	American Media Mini Mags, Inc.	All About Cats		TX 6-212-998	08/16/05
08/08/05	American Media Mini Mags, Inc.	MYSTERY WORD #50		TX 6-213-904	08/15/05
08/08/05	American Media Mini Mags, Inc.	ANTI-AGING Secrets!		TX 6-213-902	08/15/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
08/08/05	American Media Mini Mags, Inc.	YOUR FALL horoscope		TX 6-213-907	08/15/05
08/08/05	American Media Mini Mags, Inc.	SECRET WORD #64		TX 6-213-908	08/15/05
08/08/05	American Media Mini Mags, Inc.	Finding GOD Spiritual Strategies . . .		TX 6-213-000	08/15/05
08/08/05	American Media Mini Mags, Inc.	Complete Carb & Calorie Counter		TX 6-213-903	08/15/05
09/14/05	American Media, Inc.	Celebrity Living Weekly	Vol 1 #34-37	TX 6-225-408	09/23/05
09/14/05	Star Editorial, Inc.	Star	Vol 32 #34-37	TX 6-225-421	09/20/05
09/14/05	National Enquirer, Inc.	National Enquirer	Vol 80 7-10	TX 6-224-865	09/23/05
09/14/05	Globe Editorial, Inc.	GLOBE	Vol 52 #34-37	TX 6-208-697	09/23/05
09/14/05	National Examiner, Inc.	National Examiner	Vol 42 #34-37	TX 6-208-640	09/15/05
09/14/05	American Media Consumer Entertainment, Inc.	Sun	Vol 22 #34-37	TX 6 208 696	09/23/05
09/14/05	American Media Mini Mags, Inc.	Fitness Walking for Dummies		TX 6-257-414	10/14/05
09/14/05	American Media Mini Mags, Inc.	Nutrition for Dummies		TX 6-240-033	09/27/05
09/14/05	American Media Mini Mags, Inc.	How To Use Your Lucky Numbers To Win Big Money		TX 6-260-301	09/26/05
09/14/05	American Media Mini Mags, Inc.	Mystery Word #48		TX 6-260-303	09/26/05
09/14/05	American Media Mini Mags, Inc.	Secret Word #62		TX 6-260-302	09/26/05
09/14/05	American Media Mini Mags, Inc.	3,000 baby names		TX 6-260-299	09/26/05
09/14/05	American Media Mini Mags, Inc.	ZODIAC Love Secrets		TX 6-241-590	09/30/05
09/14/05	American Media Mini Mags, Inc.	Eat More and Lost Weight! Fat Burning Foods		TX 6-256-965	10/11/05
09/14/05	American Media Mini Mags, Inc.	Scan and Find #132		TX 6-254-183	10/14/05
09/14/05	American Media Mini Mags, Inc.	Seek and Find #139		TX 6-344-431	11/25/05
09/14/05	American Media Mini Mags, Inc.	Fit Over 40 for Dummies		TX 6-258-371	09/26/05
09/14/05	American Media Mini Mags, Inc.	Controlling Cholesterol for Dummies		TX 6-236-656	09/26/05
09/14/05	American Media Mini Mags, Inc.	Big Secret Word #1		TX 6-239-892	09/26/05
09/14/05	American Media Mini Mags, Inc.	Secret Word #63		TX 6-254-182	10/14/05
09/14/05	American Media Mini Mags, Inc.	Cat Talk		TX 6-230-033	09/26/05
09/14/05	American Media Mini Mags, Inc.	Calorie Counter for Restaurants		TX 6-254-184	10/14/05
09/14/05	American Media Mini Mags, Inc.	Mystery Word #49		TX 6-260-300	09/26/05
09/14/05	American Media Mini Mags, Inc.	Seek and Find #140		TX 6-240-030	09/27/05
09/14/05	American Media Mini Mags, Inc.	Scan and Find #133		TX 6-240-031	09/27/05
09/14/05	American Media Mini Mags, Inc.	Secrets for a Great Night’s Sleep		TX 6-236-665	09/26/05
09/14/05	American Media Mini Mags, Inc.	Gardening for Dummies		TX 6-300-803	10/14/05
09/14/05	American Media Mini Mags, Inc.	30-minute Meals for Dummies		TX 6-300-802	10/14/05
09/14/05	American Media Mini Mags, Inc.	Migraines for Dummies		TX 6-291-550	10/14/05
09/14/05	American Media Mini Mags, Inc.	Astrology for Dummies		TX 6-258-370	09/26/05
09/14/05	American Media Mini Mags, Inc.	Home-Based Business for Dummies		TX 6-236-235	09/26/05
09/14/05	American Media Mini Mags, Inc.	Scrapbooking for Dummies		TX 6-242-744	10/14/05
09/14/05	American Media Mini Mags, Inc.	Cooking Basics for Dummies		TX 6-240-032	09/27/05
09/14/05	American Media Mini Mags, Inc.	How to Clean Everything		TX 6-233-925	09/26/05
09/14/05	American Media Mini Mags, Inc.	Cut Cholesterol Now		TX 6-240-132	09/28/05
09/14/05	American Media Mini Mags, Inc.	Seek and Find #143		TX 6-239-917	09/26/05
09/14/05	American Media Mini Mags, Inc.	Scan and Find #136		TX 6-240-133	10/03/05
10/06/05	American Media, Inc.	Celebrity Living Weekly	Vol 1 38-41	TX 6-227-232	10/12/05
10/06/05	Star Editorial, Inc.	Star	Vol 32 #38-41	TX 6 237 210	10/14/05
10/06/05	National Enquirer, Inc.	National Enquirer	Vol 80 11-14	TX 6 240 177	10/13/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
10/06/05	Globe Editorial, Inc.	GLOBE	Vol 52 #38-41	TX 6 265 687	11/25/05
10/06/05	National Examiner, Inc.	National Examiner	Vol 42 #38-41	TX 6 265 816	10/19/05
10/06/05	American Media Consumer Entertainment, Inc.	Sun	Vol 22 #38-41	TX 6 265 686	10/19/05
12/02/05	American Media, Inc.	Celebrity Living Weekly	Vol 1 #42-45	TX 6-253-139	12/12/05
12/02/05	American Media, Inc.	Celebrity Living Weekly	Vol 1 #46-49	TX 6-298-749	01/04/06
12/02/05	Star Editorial, Inc.	Star	Vol 32 #42-45	TX 6 266 330	01/04/06
12/02/05	Star Editorial, Inc.	Star	Vol 32 #46-49	TX 6 266 331	01/04/06
12/02/05	National Enquirer, Inc.	National Enquirer	Vol 80 #15-18	TX 6 263 190	12/12/05
12/02/05	National Enquirer, Inc.	National Enquirer	Vol 80 #19-22	TX 6 253 415	12/12/05
12/02/05	Globe Editorial, Inc.	GLOBE	Vol 52 #42-45	TX 6 263 191	12/12/05
12/02/05	Globe Editorial, Inc.	GLOBE	Vol 52 #46-49	TX 6-332-273	12/12/05
12/02/05	National Examiner, Inc.	National Examiner	Vol 42 #42-45	TX 6 266 348	12/13/05
12/02/05	American Media Consumer Entertainment, Inc.	Sun	Vol 22 #42-45	TX 6 266 350	12/16/05
12/02/05	American Media Consumer Entertainment, Inc.	Sun	Vol 22 #46-49	TX 6 263 188	12/12/05
12/12/05	Country Music Media Group, Inc.	Country Weekly	Vol 12 18-21	TX 6 263 193	12/21/05
12/12/05	Country Music Media Group, Inc.	Country Weekly	Vol 12 22-25	TX 6-266-852	01/06/06
12/12/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 5 36-42	TX 6-332-269	12/19/05
12/12/05	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 5 44-50	TX 6-263-348	12/23/05
02/09/06	American Media, Inc.	Celebrity Living Weekly	Vol 1 50-52; 2-1	TX 6-289-677	02/15/06
02/09/06	American Media, Inc.	Celebrity Living Weekly	Vol 2 2-5	TX 6-313-774	02/24/06
02/09/06	Star Editorial, Inc.	Star	Vol 32 50-52; 33 1	TX 6-327-742	02/15/06
02/09/06	Star Editorial, Inc.	Star	Vol 33 2-5	TX 6 333 284	02/15/06
02/09/06	National Enquirer, Inc.	National Enquirer	Vol 80 23-26	TX 6 292 301	02/15/06
02/09/06	National Enquirer, Inc.	National Enquirer	Vol 80 27-30	TX 6 317 069	02/15/06
02/09/06	Globe Editorial, Inc.	GLOBE	Vol 52 50-52; vol 53 1	TX 6 300 446	02/15/06
02/09/06	Globe Editorial, Inc.	GLOBE	Vol 53 2-5	TX 6 300 444	02/15/06
02/09/06	National Examiner, Inc.	National Examiner	Vol 42 50-52; 43 1	TX 6 298 770	02/15/06
02/09/06	National Examiner, Inc.	National Examiner	Vol 43 2-5	TX 6 292 304	03/06/06
02/09/06	American Media Consumer Entertainment, Inc.	Sun	Vol 22 50-52; 23 1	TX 6 300 443	02/15/06
02/09/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 2-5	TX 6 300 445	02/15/06
02/09/06	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 5 #52; #2	TX 6-318-646	02/22/06
02/09/06	Country Music Media Group, Inc.	Country Weekly	Vol 12 #26; 13-1	TX 6-299-182	02/22/06
02/09/06	Country Music Media Group, Inc.	Country Weekly	Vol 13 2-5	TX 6 300 887	03/06/06
02/09/06	American Media Mini Mags, Inc.	Aries 2006 Calendar		TX 6-308-208	02/22/06
02/09/06	American Media Mini Mags, Inc.	Taurus 2006 Calendar		TX 6-317-618	02/22/06
02/09/06	American Media Mini Mags, Inc.	Pisces 2006 Caldendar		TX 6-325-329	02/22/06
02/09/06	American Media Mini Mags, Inc.	Aquarius 2006 Calendar		TX 6-323-637	02/22/06
02/09/06	American Media Mini Mags, Inc.	Capricorn 2006 Calendar		TX 6-323-638	02/22/06
02/09/06	American Media Mini Mags, Inc.	Sagittarius 2006 Calendar		TX 6-323-642	02/22/06
02/09/06	American Media Mini Mags, Inc.	Scorpio 2006 Calendar		TX 6-320-638	02/28/06
02/09/06	American Media Mini Mags, Inc.	Libra 2006 Calendar		TX 6-319-456	02/22/06
02/09/06	American Media Mini Mags, Inc.	Virgo 2006 Calendar		TX 6-323-641	02/22/06
02/09/06	American Media Mini Mags, Inc.	Gemini 2006 Calendar		TX 6-323-640	02/22/06
02/09/06	American Media Mini Mags, Inc.	Cancer 2006 Calendar		TX 6-323-639	02/22/06
02/09/06	American Media Mini Mags, Inc.	Leo 2006 Calendar		TX 6-317-617	02/22/06
02/09/06	Weider Publications, LLC	FLEX	Vol 23 8, 9 & 10	TX 6-266-332	01/04/06
02/09/06	Weider Publications, LLC	Men’s Fitness	Vol 21 - 8, 9, 10	TX 6-332-801	01/04/06
02/09/06	Weider Publications, LLC	Muscle & Fitness	Vol 66-10, 11, 12	TX 6-332-802	01/04/06
02/09/06	Weider Publications, LLC	Shape	Vol 25-2, 3, 4	TX 6-332-800	01/04/06
02/09/06	Weider Publications, LLC	SHAPE EN ESPANOL	Vol 3-10,11,12	TX 6-263-347	12/23/05

Date filed	Owner	Publication	Issue Number	Registration #	Date
02/09/06	Weider Publications, LLC	Fit Pregnancy	Vol 12-3, 5, 6	TX 6-332-799	01/04/06
02/13/06	American Media, Inc.	Looking Good Now!	Vol I 4,5,6,7	TX 6 541 223	02/22/06
02/13/06	Weider Publications, LLC	FLEX	Vol 22 11, 12	TX 6-304-205	02/22/06
02/17/06	Weider Publications, LLC	Men’s Fitness	Vol 22 1,2,3	TX 6-316-520	03/06/06
02/17/06	Weider Publications, LLC	Muscle & Fitness	Vol 67 1,2	TX 6-313-570	03/06/06
02/17/06	Weider Publications, LLC	NATURAL HEALTH	Vol 35 9,10-36 1	TX 6-330-281	02/27/06
02/17/06	Weider Publications, LLC	NATURAL HEALTH	Vol 36, 2	TX 6-330-280	02/27/06
02/17/06	Weider Publications, LLC	Shape	Vol 25 #5, 6	TX 6-299-196	03/01/06
02/17/06	Weider Publications, LLC	SHAPE EN ESPANOL	Vol 4 - 1,2	TX 6-299-198	03/06/06
02/17/06	Weider Publications, LLC	Muscle & Fitness hers	Vol 6 #4; 7 1	TX 6-321-278	03/06/06
02/17/06	American Media, Inc.	SLY - July/August 2005 and Sept/Oct 2005	Vol 1 3, 4	TX 6-299-197	03/01/06
02/17/06	Weider Publications, LLC	M&F Old-School Training		TX 6-334-160	03/06/06
03/27/06	American Media, Inc.	Celebrity Living Weekly	Vol 2 #7-10	TX 6 333 181	04/03/06
03/27/06	American Media, Inc.	Celebrity Living Weekly	Vol 2 #11-14	TX 6-313-680	04/03/06
03/27/06	Star Editorial, Inc.	Star	Vol 33 6-9	TX 6 333 174	04/04/06
03/27/06	Star Editorial, Inc.	Star	Vol 33 10-13	TX 6-313-683	04/04/06
03/27/06	National Enquirer, Inc.	National Enquirer	Vol 80 31-34	TX 6-349-550	04/04/06
03/27/06	National Enquirer, Inc.	National Enquirer	Vol 80 35-38	TX 6-328-434	04/10/06
03/27/06	Globe Editorial, Inc.	GLOBE	Vol 53 #6-9	TX 6-313-681	04/04/06
03/27/06	Globe Editorial, Inc.	GLOBE	Vol 53 #10-13	TX 6-313-682	04/04/06
03/27/06	National Examiner, Inc.	National Examiner	Vol 43 6-9	TX 6 313 758	04/03/06
03/27/06	National Examiner, Inc.	National Examiner	Vol 43 10-13	TX 6 313 762	04/04/06
03/27/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 6-9	TX 6-327-768	04/04/06
03/27/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 10-13	TX 6-327-770	04/04/06
03/27/06	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 6 #4-10	TX 6-327-771	04/04/06
05/11/06	American Media, Inc.	Celebrity Living Weekly	Vol 2 #15-16	TX 6-392-085	05/26/06
05/11/06	Star Editorial, Inc.	Star	Vol 33 14-17	TX 6-346-361	05/23/06
05/11/06	Star Editorial, Inc.	Star	Vol 33 18-21	TX 6-392-087	05/22/06
05/11/06	National Enquirer, Inc.	National Enquirer	Vol 80 39-42	TX 6-203-365	05/26/06
05/11/06	National Enquirer, Inc.	National Enquirer	Vol 80 43-46	TX 6-391-880	05/22/06
05/11/06	Globe Editorial, Inc.	GLOBE	Vol 53 #14-17	TX 6-349-532	05/22/06
05/11/06	Globe Editorial, Inc.	GLOBE	Vol 53 #18-21	TX 6-349-530	05/22/06
05/11/06	National Examiner, Inc.	National Examiner	Vol 43 18-21	TX 6-349-529	05/22/06
05/11/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 14-17	TX 6-420-414	06/02/06
05/11/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 18-21	TX 6-485-040	05/31/06
05/11/06	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 6 #12-18	TX 6-349-531	05/22/06
05/11/06	Country Music Media Group, Inc.	Country Weekly	Vol 13 6-9	TX 6-349-571	05/22/06
05/11/06	American Media Mini Mags, Inc.	Leo - OCTOBER NOVEMBER DECEMBER 2005		TX 6-359-231	05/31/06
05/11/06	American Media Mini Mags, Inc.	Aries - OCTOBER NOVEMBER DECEMBER 2005		TX 6-363-860	05/26/06
05/11/06	American Media Mini Mags, Inc.	Sagittarius - OCTOBER NOVEMBER DECEMBER 2005		TX 6-350-159	05/31/06
05/11/06	American Media Mini Mags, Inc.	Capricorn - OCTOBER NOVEMBER DECEMBER 2005		TX 6-359-224	05/31/06

Date filed	Owner	Publication	Issue Number	Registration #	Date
05/11/06	American Media Mini Mags, Inc.	Virgo - OCTOBER NOVEMBER DECEMBER 2005		TX 6-360-849	05/25/06
05/11/06	American Media Mini Mags, Inc.	Taurus - OCTOBER NOVEMBER DECEMBER 2005		TX 6-362-586	05/26/06
05/11/06	American Media Mini Mags, Inc.	Gemini - OCTOBER NOVEMBER DECEMBER 2005		TX 6-360-850	05/25/06
05/11/06	American Media Mini Mags, Inc.	Libra - OCTOBER NOVEMBER DECEMBER 2005		TX 6-375-729	06/08/06
05/11/06	American Media Mini Mags, Inc.	Aquarius - OCTOBER NOVEMBER DECEMBER 2005		TX 6-362-701	05/26/06
05/11/06	American Media Mini Mags, Inc.	Pisces - OCTOBER NOVEMBER DECEMBER 2005		TX 6-403-525	05/26/06
05/11/06	American Media Mini Mags, Inc.	Scorpio - OCTOBER NOVEMBER DECEMBER 2005		TX 6-363-859	05/26/06
05/11/06	American Media Mini Mags, Inc.	Cancer - OCTOBER NOVEMBER DECEMBER 2005		TX 6-379-531	05/31/06
05/11/06	American Media Mini Mags, Inc.	Leo - JAN FEB MARCH 2006		TX 6-359-229	05/31/06
05/11/06	American Media Mini Mags, Inc.	Aries - JAN FEB MARCH 2006		TX 6-362-702	05/26/06
05/11/06	American Media Mini Mags, Inc.	Sagittarius - JAN FEB MARCH 2006		TX 6-373-102	05/25/06
05/11/06	American Media Mini Mags, Inc.	Capricorn - JAN FEB MARCH 2006		TX 6-359-232	05/25/06
05/11/06	American Media Mini Mags, Inc.	Virgo - JAN FEB MARCH 2006		TX 6-359-227	05/25/06
05/11/06	American Media Mini Mags, Inc.	Taurus - JAN FEB MARCH 2006		TX 6-373-105	05/25/06
05/11/06	American Media Mini Mags, Inc.	Gemini - JAN FEB MARCH 2006		TX 6-359-226	05/25/06
05/11/06	American Media Mini Mags, Inc.	Libra - JAN FEB MARCH 2006		TX 6-359-225	05/25/06
05/11/06	American Media Mini Mags, Inc.	Aquarius - JAN FEB MARCH 2006		TX 6-538-795	05/26/06
05/11/06	American Media Mini Mags, Inc.	Pisces - JAN FEB MARCH 2006		TX 6-373-108	05/25/06
05/11/06	American Media Mini Mags, Inc.	Scorpio - JAN FEB MARCH 2006		TX 6-359-228	03/25/06
05/11/06	American Media Mini Mags, Inc.	Cancer - JAN FEB MARCH 2006		TX 6-359-230	05/25/06
05/11/06	American Media Mini Mags, Inc.	Leo - APRIL MAY JUNE 2006		TX 6-409-424	06/05/06
05/11/06	American Media Mini Mags, Inc.	Aries - APRIL MAY JUNE 2006		TX 6-376-728	06/05/06
05/11/06	American Media Mini Mags, Inc.	Sagittarius - APRIL MAY JUNE 2006		TX 6-376-549	06/09/06
05/11/06	American Media Mini Mags, Inc.	Capricorn - APRIL MAY JUNE 2006		TX 6-376-550	06/09/06
05/11/06	American Media Mini Mags, Inc.	Virgo - APRIL MAY JUNE 2006		TX 6-377-215	06/02/06
05/11/06	American Media Mini Mags, Inc.	Taurus - APRIL MAY JUNE 2006		TX 6-360-851	06/05/06

Date filed	Owner	Publication	Issue Number	Registration #	Date
05/11/06	American Media Mini Mags, Inc.	Gemini - APRIL MAY JUNE 2006		TX 6-380-553	06/19/06
05/11/06	American Media Mini Mags, Inc.	Libra - APRIL MAY JUNE 2006		TX 6-376-547	06/09/06
05/11/06	American Media Mini Mags, Inc.	Aquarius - APRIL MAY JUNE 2006		TX 6-376-545	06/09/06
05/11/06	American Media Mini Mags, Inc.	Pisces - APRIL MAY JUNE 2006		TX 6-376-544	06/09/06
05/11/06	American Media Mini Mags, Inc.	Scorpio - APRIL MAY JUNE 2006		TX 6-376-543	06/09/06
05/11/06	American Media Mini Mags, Inc.	Cancer - APRIL MAY JUNE 2006		TX 6-368-032	06/09/06
05/25/06	American Media Mini Mags, Inc.	Aries - JULY AUGUST SEPTEMBER 2006		TX 6-375-906	06/05/06
05/25/06	American Media Mini Mags, Inc.	Sagittarius - JULY AUGUST SEPTEMBER 2006		TX 6-375-903	06/05/06
05/25/06	American Media Mini Mags, Inc.	Capricorn - JULY AUGUST SEPTEMBER 2006		TX 6-370-657	06/08/06
05/25/06	American Media Mini Mags, Inc.	Virgo - JULY AUGUST SEPTEMBER 2006		TX 6-428-786	06/19/06
05/25/06	American Media Mini Mags, Inc.	Gemini - JULY AUGUST SEPTEMBER 2006		TX 6-445-139	06/05/06
05/25/06	American Media Mini Mags, Inc.	Aquarius - JULY AUGUST SEPTEMBER 2006		TX 6-376-546	06/09/06
05/25/06	American Media Mini Mags, Inc.	Pisces - JULY AUGUST SEPTEMBER 2006		TX 6-368-033	06/09/06
05/25/06	American Media Mini Mags, Inc.	Scorpio - JULY AUGUST SEPTEMBER 2006		TX 6-376-548	06/09/06
05/25/06	American Media Mini Mags, Inc.	Cancer - JULY AUGUST SEPTEMBER 2006		TX 6-445-138	06/05/06
05/25/06	American Media Mini Mags, Inc.	Mystery Word #52		TX 6-376-551	06/09/06
05/25/06	American Media Mini Mags, Inc.	Holiday Fun 4 Kids		TX 6-445-140	06/05/06
05/25/06	American Media Mini Mags, Inc.	Your Winter Horoscope - Dec Jan Feb		TX 6-380-182	06/09/06
05/25/06	American Media Mini Mags, Inc.	Secret Word #66		TX 6-375-905	06/05/06
05/25/06	American Media Mini Mags, Inc.	Ready for Baby? 25 things you must do . . .		TX 6-357-137	06/05/06
05/25/06	American Media Mini Mags, Inc.	GUESS WHAT? i’m pregnant!		TX 6-357-203	06/05/06
05/25/06	Weider Publications, LLC	FLEX	Vol 24 1-2-3	TX 6-253-910	06/05/06
05/25/06	Weider Publications, LLC	Men’s Fitness	Vol 22 4-5	TX 6-391-970	06/09/06
05/25/06	Weider Publications, LLC	Muscle & Fitness	Vol 67 3-4-5	TX 6-354-881	06/09/06
05/25/06	Weider Publications, LLC	Muscle & Fitness	Vol 67 6-7	TX 6-397-682	06/09/06
05/25/06	Weider Publications, LLC	Natural Health	Vol 36 3-4-5	TX 6-397-692	06/09/06
05/25/06	Weider Publications, LLC	SHAPE	Vol 25 7-8-9	TX 6-397-681	06/09/06
05/25/06	Weider Publications, LLC	Shape en Espanol	Vol 4 3-4-5	TX 6-397-691	06/09/06
05/25/06	AM Auto World Weekly, Inc.	mph	Vol 3 3-4-5	TX 6-399-071	06/09/06
05/25/06	Weider Publications, LLC	Fit Pregnancy	Vol 12 7; 13 1	TX 6-399-085	06/14/06
05/25/06	Weider Publications, LLC	mom & baby - Fall 2005	Vol 12 #4	TX 6 512 332	06/09/06
05/25/06	Weider Publications, LLC	mom & baby - Spring 2006	Vol 12 #8	TX 6-396-814	06/09/06
05/25/06	American Media, Inc.	Looking Good Now!	Vol II 2-3-4	TX 6-397-693	06/09/06
06/30/06	Weider Publications, LLC	FLEX	Vol 24 - 4, 5, 6	TX 6-422-636	07/18/06

Date filed	Owner	Publication	Issue Number	Registration #	Date
06/30/06	Weider Publications, LLC	Muscle & Fitness	Vol 67 #8	TX 6-398-296	06/12/06
06/30/06	Weider Publications, LLC	Muscle & Fitness hers	Vol 7 #3, 4	TX 6-422-775	07/18/06
06/30/06	American Media, Inc.	Looking Good Now!	Vol II 5-6-8	TX 6-422-778	07/18/06
06/30/06	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 6 20,22,24,26,28	TX 6-350-534	07/10/06
06/30/06	Country Music Media Group, Inc.	Country Weekly	Vol 13 10,11,12,13,14,15	TX 6-391-925	07/12/06
08/15/06	Star Editorial, Inc.	Star	Vol 33 22-27	TX 6-422-435	08/22/06
08/15/06	Star Editorial, Inc.	Star	Vol 33 28-33	TX 6-422-437	08/20/06
08/15/06	National Enquirer, Inc.	National Enquirer	Vol 80 47-52	TX 6-422-436	08/20/06
08/15/06	National Enquirer, Inc.	National Enquirer	Vol 80 53 Vol 81 1-5	TX 6-422-454	08/20/06
08/15/06	Globe Editorial, Inc.	GLOBE	Vol 53 #22-27	TX 6-442-770	08/25/06
08/15/06	Globe Editorial, Inc.	GLOBE	Vol 53 #28-33	TX 6-422-453	08/22/06
08/15/06	National Examiner, Inc.	National Examiner	Vol 43 22-27	TX 6-422-455	08/22/06
08/15/06	National Examiner, Inc.	National Examiner	Vol 43 28-33	TX 6-422-451	08/20/06
08/15/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 22-27	TX 6-422-452	08/20/06
08/15/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 28-33	TX 6-435-377	08/25/06
08/15/06	American Media, Inc.	Looking Good Now! (had to re-send; not sure of charge)	Vol I, #8	TX 6 553 847	08/22/06
08/23/06	Country Music Media Group, Inc.	Country Weekly	Vol 13, 16-19	TX 6-422-296	08/25/06
08/23/06	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 6, 30-36	TX 6-422-445	08/25/06
09/22/06	Weider Publications, LLC	FLEX	Vol 24 7-8-9	TX 6 510 313	10/06/06
09/22/06	Weider Publications, LLC	Men’s Fitness	Vol 22, 6-9	TX 6-426-241	10/02/06
09/22/06	Weider Publications, LLC	Muscle & Fitness	Vol 67 #9,10,11	TX 6-486-059	10/02/06
09/22/06	Weider Publications, LLC	Natural Health	Vol 36, #6-7-8	TX 6-614-176	10/02/06
09/22/06	Weider Publications, LLC	SHAPE	Vol 25 10-12; 26 #1	TX 6-442-769	10/02/06
09/22/06	Weider Publications, LLC	Fit Pregnancy	Vol 13 2,3	TX 6-442-776	10/02/06
10/05/06	Star Editorial, Inc.	Star	Vol 33 34-39	TX 6-509-569	10/13/06
10/05/06	National Enquirer, Inc.	National Enquirer	Vol 81 6-11	TX 6-490-268	10/13/06
10/05/06	Globe Editorial, Inc.	GLOBE	Vol 53 #34-39	TX 6 510 303	10/13/06
10/05/06	National Examiner, Inc.	National Examiner	Vol 43 34-39	TX 6-490-262	10/13/06
10/05/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 34-39	TX 6 509 568	10/13/06
10/13/06	American Media Mini Mags, Inc.	Seek and Find #144	pub 10-21-2005	TX 6-453-294	10/17/06
10/13/06	American Media Mini Mags, Inc.	Holiday Weight Control A Survival Guide		TX 6-451-704	10/17/06
10/13/06	American Media Mini Mags, Inc.	Scan & Find #137		TX 6-453-293	10/17/06
10/13/06	American Media Mini Mags, Inc.	Winter LOVE Signs - Forecasts all 12 signs		TX 6-456-276	10/20/06
10/13/06	American Media Mini Mags, Inc.	Get Organized!	pub 11-18-05	TX 6-456-275	10/20/06
10/13/06	American Media Mini Mags, Inc.	Natural Cures		TX 6-456-272	10/20/06
10/13/06	American Media Mini Mags, Inc.	Secret Word #68		TX 6-456-268	10/20/06
10/13/06	American Media Mini Mags, Inc.	Mystery Word #54		TX 6-464-616	10/20/06
10/13/06	American Media Mini Mags, Inc.	Burn FAT Now!	pub 11-25-2005	TX 6-453-275	10/17/06
10/13/06	American Media Mini Mags, Inc.	Scan and Find #138		TX 6-452-313	10/18/06
10/13/06	American Media Mini Mags, Inc.	Mystery Words from the Bible		TX 6-451-703	10/17/06
10/13/06	American Media Mini Mags, Inc.	Seek and Find #145		TX 6-451-705	10/17/06
10/13/06	American Media Mini Mags, Inc.	Prayers FOR PEACE	pub 12-16-05	TX 6-466-099	10/20/06
10/13/06	American Media Mini Mags, Inc.	Secret Word #69		TX 6-464-614	10/20/06
10/13/06	American Media Mini Mags, Inc.	Mystery Word #55		TX 6-456-273	10/20/06
10/13/06	American Media Mini Mags, Inc.	Calorie Counter for Restaurants		TX 6 456 274	10/20/06
10/13/06	American Media Mini Mags, Inc.	Seek and Find #146	pub 12-23-05	TX 6-451-706	10/19/06

Date filed	Owner	Publication	Issue Number	Registration #	Date
10/13/06	American Media Mini Mags, Inc.	Magic Healing Oils from the Bible		TX 6-450-642	10/16/06
10/13/06	American Media Mini Mags, Inc.	Baby Names		TX 6-453-295	10/17/06
10/13/06	American Media Mini Mags, Inc.	Secret Word #70		TX 6-456-271	10/20/06
10/13/06	American Media Mini Mags, Inc.	Good Carb, BAD CARB	pub 1-27-06	TX 6-451-685	10/17/06
10/13/06	American Media Mini Mags, Inc.	Spring Love Signs		TX 6-451-697	10/17/06
10/13/06	American Media Mini Mags, Inc.	Seek and Find #147		TX 6-451-696	10/17/06
10/13/06	American Media Mini Mags, Inc.	Scan and Find #140		TX 6-451-699	10/17/06
10/13/06	American Media Mini Mags, Inc.	Secret Word #71		TX 6-456-269	10/20/06
10/13/06	American Media Mini Mags, Inc.	Garlic & Vinegar		TX 6-464-615	10/20/06
10/13/06	American Media Mini Mags, Inc.	Scan and Find #141	pub 2-24-06	TX 6-451-707	10/17/06
10/13/06	American Media Mini Mags, Inc.	Seek and Find #148		TX 6-451-702	10/17/06
10/13/06	American Media Mini Mags, Inc.	Dr. Gilda tells how to improve your marriage		TX 6-446-134	10/18/06
10/13/06	American Media Mini Mags, Inc.	Think Yourself Well		TX 6-451-694	10/17/06
10/13/06	American Media Mini Mags, Inc.	Summer Fun 4 Kids & You!	pub 3-17-06	TX 6-464-617	10/20/06
10/13/06	American Media Mini Mags, Inc.	Secret Word #72		TX 6-456-270	10/20/06
10/18/06	American Media Mini Mags, Inc.	Guilt-Free Desserts - 200 Calories or Less		TX 6-454-153	10/25/06
10/18/06	American Media Mini Mags, Inc.	Summer Love Signs		TX 6-454-149	10/25/06
10/18/06	American Media Mini Mags, Inc.	Seek & Find #149		TX 6-450-643	10/25/06
10/18/06	American Media Mini Mags, Inc.	Scan & Find #142		TX 6-454-146	10/25/06
10/18/06	American Media Mini Mags, Inc.	Astrology for your Cat		TX 6-458-953	11/03/06
10/18/06	American Media Mini Mags, Inc.	Your Lucky Numbers		TX 6-461-505	11/03/06
10/18/06	American Media Mini Mags, Inc.	Mystery Word #59		TX 6-467-908	11/03/06
10/18/06	American Media Mini Mags, Inc.	Secret Word #73		TX 6-454-142	10/25/06
10/18/06	American Media Mini Mags, Inc.	Scan & Find #143		TX 6-454-155	10/25/06
10/18/06	American Media Mini Mags, Inc.	Seek & Find #150		TX 6-450-641	10/25/06
10/18/06	American Media Mini Mags, Inc.	Lose 10 lbs Fast!		TX 6-454-148	10/25/06
10/18/06	American Media Mini Mags, Inc.	Find Your Soul Mate		TX 6-454-147	10/25/06
10/18/06	American Media Mini Mags, Inc.	Secret Word #74		TX 6-454-143	10/25/06
10/18/06	American Media Mini Mags, Inc.	Mystery Word #60		TX 6-461-506	11/03/06
10/18/06	American Media Mini Mags, Inc.	Feng Shui		TX 6-483-843	10/27/06
10/18/06	American Media Mini Mags, Inc.	Your Money Manager		TX 6-453-296	10/25/06
10/18/06	American Media Mini Mags, Inc.	Fast Food Calorie Counter		TX 6-454-150	10/25/06
10/18/06	American Media Mini Mags, Inc.	Desperate House Cats		TX 6-454-151	10/25/06
10/18/06	American Media Mini Mags, Inc.	Scan & Find #144		TX 6-450-640	10/25/06
10/18/06	American Media Mini Mags, Inc.	Seek & Find #151		TX 6-450-639	10/25/06
10/18/06	American Media Mini Mags, Inc.	Mystery Word #61		TX 6-454-806	10/25/06
10/18/06	American Media Mini Mags, Inc.	Weight Loss Success Stories		TX 6-454-144	10/25/06
10/18/06	American Media Mini Mags, Inc.	Baby Names - Find the Perfect Name for your new Baby		TX 6-458-962	11/03/06
10/18/06	American Media Mini Mags, Inc.	Scan & Find #145		TX 6-451-686	10/25/06
10/18/06	American Media Mini Mags, Inc.	Fall Love Signs		TX 6-454-152	10/25/06
10/18/06	American Media Mini Mags, Inc.	$Mart Supermarket Shopping		TX 6-454-154	10/25/06
10/18/06	American Media Mini Mags, Inc.	Your Fall Horoscope		TX 6-487-546	11/03/06
10/18/06	American Media Mini Mags, Inc.	Stop Aging Now!		TX 6-449-711	10/27/06
10/18/06	American Media Mini Mags, Inc.	Secret Word #76		TX 6-453-268	10/27/06
10/18/06	American Media Mini Mags, Inc.	Mystery Word #62		TX 6-447-710	10/25/06
10/18/06	American Media Mini Mags, Inc.	Super Foods		TX 6-454-977	11/03/06
10/18/06	American Media Mini Mags, Inc.	Trim Your Tummy		TX 6-458-954	11/03/06
10/18/06	American Media Mini Mags, Inc.	Scan & Find #146		TX 6-451-698	10/27/06
10/18/06	American Media Mini Mags, Inc.	Seek & Find #153		TX 6-448-684	11/03/06
10/18/06	American Media Mini Mags, Inc.	Mystery Word #63		TX 6-454-805	10/25/06

Date filed	Owner	Publication	Issue Number	Registration #	Date
10/18/06	American Media Mini Mags, Inc.	Secret Word #77		TX 6-452-292	10/27/06
10/18/06	American Media Mini Mags, Inc.	Complete Calorie Counter		TX 6-454-808	10/25/06
10/18/06	American Media Mini Mags, Inc.	Ready for Retirement?		TX 6-454-807	10/25/06
10/18/06	American Media Mini Mags, Inc.	How to use the power of Self-Hypnosis		TX 6-458-966	11/03/06
10/18/06	American Media Mini Mags, Inc.	Having a Baby		TX 6-454-809	10/25/06
10/18/06	American Media Mini Mags, Inc.	Scan & Find #147		TX 6-454-145	10/25/06
10/18/06	American Media Mini Mags, Inc.	Seek & Find #154		TX 6-448-695	10/27/06
10/18/06	American Media Mini Mags, Inc.	Super Herbs		TX 6-458-952	11/03/06
10/18/06	American Media Mini Mags, Inc.	Job Hunting Secrets		TX 6-451-700	10/27/06
10/18/06	American Media Mini Mags, Inc.	Secret Word #78		TX 6-447-746	10/25/06
10/18/06	American Media Mini Mags, Inc.	Mystery Word #64		TX 6-458-961	11/03/06
10/18/06	American Media Mini Mags, Inc.	Seek & Find #155		TX 6-464-642	10/25/06
10/18/06	American Media Mini Mags, Inc.	Scan & Find #148		TX 6-454-141	10/25/06
10/18/06	American Media Mini Mags, Inc.	Walk Off The Weight!		TX 6-451-701	10/27/05
10/18/06	American Media Mini Mags, Inc.	The Cat Who Loved Christmas		TX 6-487-547	11/03/06
10/27/06	American Media Mini Mags, Inc.	Leo - OCTOBER NOVEMBER DECEMBER 2006		TX 6-461-503	11/03/06
10/27/06	American Media Mini Mags, Inc.	Aries - OCTOBER NOVEMBER DECEMBER 2006		TX 6-458-893	11/06/06
10/27/06	American Media Mini Mags, Inc.	Sagittarius - OCTOBER NOVEMBER DECEMBER 2006		TX 6-458-967	11/06/06
10/27/06	American Media Mini Mags, Inc.	Capricorn - OCTOBER NOVEMBER DECEMBER 2006		TX 6-461-504	11/03/06
10/27/06	American Media Mini Mags, Inc.	Virgo - OCTOBER NOVEMBER DECEMBER 2006		TX 6-458-963	11/03/06
10/27/06	American Media Mini Mags, Inc.	Taurus - OCTOBER NOVEMBER DECEMBER 2006		TX 6-454-979	11/03/06
10/27/06	American Media Mini Mags, Inc.	Gemini - OCTOBER NOVEMBER DECEMBER 2006		TX 6-454-803	11/03/06
10/27/06	American Media Mini Mags, Inc.	Libra - OCTOBER NOVEMBER DECEMBER 2006		TX 6-458-965	11/06/06
10/27/06	American Media Mini Mags, Inc.	Aquarius - OCTOBER NOVEMBER DECEMBER 2006		TX 6-454-978	11/01/06
10/27/06	American Media Mini Mags, Inc.	Pisces - OCTOBER NOVEMBER DECEMBER 2006		TX 6-454-804	11/03/06
10/27/06	American Media Mini Mags, Inc.	Scorpio - OCTOBER NOVEMBER DECEMBER 2006		TX 6-458-964	11/06/06
10/27/06	American Media Mini Mags, Inc.	Cancer - OCTOBER NOVEMBER DECEMBER 2006		TX 6-454-976	11/06/06
11/09/06	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 6 38,40,42,44,46,48	TX 6-460-539	11/14/06
11/13/06	American Media Mini Mags, Inc.	Aries 2007 Calendar		TX 6-463-198	11/24/06
11/13/06	American Media Mini Mags, Inc.	Taurus 2007 Calendar		TX 6-463-194	11/24/06
11/13/06	American Media Mini Mags, Inc.	Pisces 2007 Caldendar		TX 6-463-199	11/24/06

Date filed	Owner	Publication	Issue Number	Registration #	Date
11/13/06	American Media Mini Mags, Inc.	Aquarius 2007 Calendar		TX 6-463-193	11/24/06
11/13/06	American Media Mini Mags, Inc.	Capricorn 2007 Calendar		TX 6-467-582	11/24/06
11/13/06	American Media Mini Mags, Inc.	Sagittarius 2007 Calendar		TX 6-467-502	11/24/06
11/13/06	American Media Mini Mags, Inc.	Scorpio 2007 Calendar		TX 6-467-296	11/24/06
11/13/06	American Media Mini Mags, Inc.	Libra 2007 Calendar		TX 6-463-195	11/24/06
11/13/06	American Media Mini Mags, Inc.	Virgo 2007 Calendar		TX 6-463-191	11/24/06
11/13/06	American Media Mini Mags, Inc.	Gemini 2007 Calendar		TX 6-463-192	11/24/06
11/13/06	American Media Mini Mags, Inc.	Cancer 2007 Calendar		TX 6-463-196	11/24/06
11/13/06	American Media Mini Mags, Inc.	Leo 2007 Calendar		TX 6-463-197	11/24/06
11/13/06	American Media Mini Mags, Inc.	Secret Word #79		TX 6-456-546	11/24/06
11/13/06	American Media Mini Mags, Inc.	Mystery Word #65		TX 6-468-406	11/27/06
11/13/06	American Media Mini Mags, Inc.	Winter Fun 4 Kids		TX 6-456-545	11/24/06
11/13/06	American Media Mini Mags, Inc.	Your Winter Horoscope		TX 6-465-398	11/24/06
11/13/06	American Media Mini Mags, Inc.	Winter Love Signs		TX 6-487-551	11/24/06
11/13/06	American Media Mini Mags, Inc.	Seek & Find from the BIBLE		TX 6-456-547	11/24/06
11/13/06	American Media Mini Mags, Inc.	Seek & find #156		TX 6-487-550	11/24/06
11/13/06	American Media Mini Mags, Inc.	Scan & Find #149		TX 6-465-399	11/24/06
11/13/06	American Media Mini Mags, Inc.	Leo - JAN FEB MARCH 2007		TX 6-465-402	11/24/06
11/13/06	American Media Mini Mags, Inc.	Aries - JAN FEB MARCH 2007		TX 6-465-401	11/24/06
11/13/06	American Media Mini Mags, Inc.	Sagittarius - JAN FEB MARCH 2007		TX 6-487-552	11/24/06
11/13/06	American Media Mini Mags, Inc.	Capricorn - JAN FEB MARCH 2007		TX 6-465-400	11/24/06
11/13/06	American Media Mini Mags, Inc.	Virgo - JAN FEB MARCH 2007		TX 6-487-553	11/24/06
11/13/06	American Media Mini Mags, Inc.	Taurus - JAN FEB MARCH 2007		TX 6-493-360	11/24/06
11/13/06	American Media Mini Mags, Inc.	Gemini - JAN FEB MARCH 2007		TX 6-456-543	11/24/06
11/13/06	American Media Mini Mags, Inc.	Libra - JAN FEB MARCH 2007		TX 6-465-396	11/24/06
11/13/06	American Media Mini Mags, Inc.	Aquarius - JAN FEB MARCH 2007		TX 6-465-395	11/24/06
11/13/06	American Media Mini Mags, Inc.	Pisces - JAN FEB MARCH 2007		TX 6-456-542	11/24/06
11/13/06	American Media Mini Mags, Inc.	Scorpio - JAN FEB MARCH 2007		TX 6-456-544	11/24/06
11/13/06	American Media Mini Mags, Inc.	Cancer - JAN FEB MARCH 2007		TX 6-465-397	11/24/06
12/04/06	Star Editorial, Inc.	Star	Vol 33 40-45	TX 6-481-869	12/11/06
12/04/06	National Enquirer, Inc.	National Enquirer	Vol 81 12-17	TX 6-498-611	12/11/06
12/04/06	Globe Editorial, Inc.	GLOBE	Vol 53 #40-45	TX 6-498-612	12/11/06
12/04/06	National Examiner, Inc.	National Examiner	Vol 43 40-45	TX 6-481-452	12/11/06
12/04/06	American Media Consumer Entertainment, Inc.	Sun	Vol 23 40-45	TX 6-498-609	12/11/06
12/04/06	Country Music Media Group, Inc.	Country Weekly	Vol 13 20-25	TX 6-498-610	12/11/06
12/04/06	American Media, Inc.	Looking Good Now	Vol II 9, 10	TX 6-498-613	12/18/06
12/04/06	Weider Publications, LLC	Fit Pregnancy	Vol 13 5,6	TX 6-498-732	12/18/06
12/04/06	Weider Publications, LLC	Muscle & Fitness Hers	Vol 7 #5	TX 6 588 063	12/11/06
12/04/06	Weider Publications, LLC	Muscle & Fitness Hers	Vol 7 #6	TX 6 588 062	12/11/06
12/04/06	Weider Publications, LLC	Muscle & Fitness Hers	Vol 8 #1	TX 6 588 061	12/11/06
12/04/06	Weider Publications, LLC	SHAPE	Vol 26 2-3-4	TX 6-498-733	12/18/06
01/17/07	Star Editorial, Inc.	Star	Vol 33 46-49	TX 6 512 105	01/20/07
01/17/07	Star Editorial, Inc.	Star	Vol 33 50-52 34-1	TX 6-614-368	01/20/07
01/17/07	National Enquirer, Inc.	National Enquirer	Vol 81 18-21	TX 6 512 101	01/20/07

Date filed	Owner	Publication	Issue Number	Registration #	Date
01/17/07	National Enquirer, Inc.	National Enquirer	Vol 81 22-24 Vol 82 #1	TX 6 564 901	01/20/07
01/17/07	Globe Editorial, Inc.	GLOBE	Vol 53 #46-49	TX 6-508-529	01/26/07
01/17/07	Globe Editorial, Inc.	GLOBE	Vol 53 50-52; 54 1	TX 6-506-950	01/22/07
01/17/07	National Examiner, Inc.	National Examiner	Vol 43 46-49	TX 6 512 103	01/25/07
01/17/07	National Examiner, Inc.	National Examiner	Vol 43 50-52; 44 1	TX 6 512 100	01/20/07
01/17/07	American Media Consumer Entertainment, Inc.	Sun	Vol 23 46-49	TX 6 512 102	01/20/07
01/17/07	American Media Consumer Entertainment, Inc.	Sun	Vol 23 14-16; 24 1	TX 6 524 879	01/29/07
01/17/07	Country Music Media Group, Inc.	Country Weekly	Vol 13 #26; 14 1-2	TX 6 512 104	01/25/07
01/17/07	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 6 50-52; 7-2	TX 6 537 794	01/26/07
01/17/07	Weider Publications, LLC	FLEX	Vol 24 10-11-12	TX 6 524 833	01/31/07
01/17/07	Weider Publications, LLC	Men’s Fitness	Vol 22 #10; 23 #1	TX 6 541 069	01/31/07
01/17/07	Weider Publications, LLC	Muscle & Fitness	Vol 67 #12; 68 1-2	TX 6 512 034	01/31/07
01/17/07	Weider Publications, LLC	Natural Health	Vol 36 9/10; 37 1-2	TX 6 646 877	01/30/07
01/17/07	Weider Publications, LLC	SHAPE	Vol 26 5-6	TX 6-508-507	01/29/07
01/17/07	Weider Publications, LLC	mom & baby	Vol 13 #4	TX 6 523 072	02/09/07
01/17/07	American Media, Inc.	Looking Good Now!	Vol II 12; III 2	TX 6 524 741	02/09/07
01/26/07	American Media Mini Mags, Inc.	Secret Word #80		TX 6 517 320	02/09/07
01/26/07	American Media Mini Mags, Inc.	Mystery Word #66		TX 6 512 820	02/09/07
01/26/07	American Media Mini Mags, Inc.	Healing Foods From the Bible		TX 6 538 796	02/09/07
01/26/07	American Media Mini Mags, Inc.	Chinese Horoscope for 2007 - Year of the Boar		TX 6-505-870	01/31/07
01/26/07	American Media Mini Mags, Inc.	101 Ways to BURN FAT FAST		TX 6 510 016	01/31/07
01/26/07	American Media Mini Mags, Inc.	Household Shortcuts-Your A to Z cleaning Guide		TX 6-505-877	01/31/07
01/26/07	American Media Mini Mags, Inc.	Scan and Find No. 150		TX 6-505-878	01/31/07
01/26/07	American Media Mini Mags, Inc.	Seek and Find No. 157		TX 6-505-881	01/31/07
01/26/07	American Media Mini Mags, Inc.	Baby Names FOR DUMMIES		TX 6 526 069	01/31/07
01/26/07	American Media Mini Mags, Inc.	Chocolate Lover’s Cookbook FOR DUMMIES		TX 6 526 070	01/31/07
01/26/07	American Media Mini Mags, Inc.	The Hidden Power of Dreams		TX 6 509 634	01/31/07
01/26/07	American Media Mini Mags, Inc.	Calorie Counter for Restaurants		TX 6 509 625	01/31/07
01/26/07	American Media Mini Mags, Inc.	Mystery Word #67		TX 6 509 577	01/31/07
01/26/07	American Media Mini Mags, Inc.	Secret Word #81		TX 6 509 633	01/31/07
01/26/07	American Media Mini Mags, Inc.	Seek and Find #158		TX 6 509 775	01/31/07
01/26/07	American Media Mini Mags, Inc.	Scan and Find #151		TX 6 509 627	01/31/07
01/26/07	American Media Mini Mags, Inc.	Weight Loss Secrets		TX 6 509 623	01/31/07
01/26/07	American Media Mini Mags, Inc.	Get Out Of Debt Now!		TX 6 514 528	01/31/07
01/26/07	American Media Mini Mags, Inc.	Herbal Remedies FOR DUMMIES		TX 6 514 022	01/31/07
01/26/07	American Media Mini Mags, Inc.	Low-Calorie Dieting FOR DUMMIES		TX 6 514 021	01/31/07
01/26/07	American Media Mini Mags, Inc.	Your Diet Diary		TX 6 514 527	01/31/07
01/26/07	American Media Mini Mags, Inc.	How to GET IT FOR FREE!		TX 6 509 635	01/31/07
01/26/07	American Media Mini Mags, Inc.	Secret Word #82		TX 6 509 636	01/31/07
01/26/07	American Media Mini Mags, Inc.	Mystery Word #68		TX 6 509 777	01/31/07
01/26/07	American Media Mini Mags, Inc.	Seek and Find #159		TX 6 509 624	01/31/07
01/26/07	American Media Mini Mags, Inc.	Scan and Find #152		TX 6 514 526	01/31/07

Date filed	Owner	Publication	Issue Number	Registration #	Date
01/26/07	American Media Mini Mags, Inc.	Baby Names Over 1,500		TX 6 509 626	01/31/07
01/26/07	American Media Mini Mags, Inc.	Spring Love Signs		TX 6 509 776	01/31/07
03/01/07	Star Editorial, Inc.	Star	Vol 34 2-9	TX 6-525-090	03/02/07
03/01/07	National Enquirer, Inc.	National Enquirer	Vol 82 2-9	TX 6 543 906	03/15/07
03/01/07	Globe Editorial, Inc.	GLOBE	Vol 54 #2-9	TX 6 554 066	03/14/07
03/01/07	National Examiner, Inc.	National Examiner	Vol 44 2-9	TX 6 523 824	03/09/07
03/01/07	American Media Consumer Entertainment, Inc.	Sun	Vol 24 2-9	TX 6-614-418	03/13/07
03/01/07	Country Music Media Group, Inc.	Country Weekly	Vol 14 3-6	TX 6 543 959	03/14/07
03/01/07	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	Vol 7 4-10	TX 6 544 744	03/14/07
04/09/07	Star Editorial, Inc.	Star	Vol 34 10-15	TX 6 553 611	04/16/07
04/09/07	National Enquirer, Inc.	National Enquirer	Vol 82 10-15	TX 6 572 973	04/16/07
04/09/07	National Examiner, Inc.	National Examiner	Vol 44 10-15	TX 6 543 891	04/17/07
04/09/07	American Media Consumer Entertainment, Inc.	Sun	Vol 24 10-15	TX 6 543 890	04/17/07
05/03/07	Weider Publications, LLC	Fit Pregnancy (incl Spring/Summer mom & baby)	Vol 13 7,8; 14 1	TX 6 568 625	05/16/07
05/03/07	Weider Publications, LLC	FLEX	Vol 25 1-3	TX 6 586 218	05/08/07
05/03/07	Weider Publications, LLC	Men’s Fitness	Vol 23 2-4	TX 6 567 020	05/11/07
05/03/07	Weider Publications, LLC	Muscle & Fitness	Vol 68 3-5	TX 6 575 674	05/11/07
05/03/07	Weider Publications, LLC	Muscle & Fitness Hers	Vol 8 2-3	TX 6 587 111	05/11/07
05/03/07	Weider Publications, LLC	Natural Health	Vol 37 3-5	TX 6 587 110	05/11/07
05/03/07	Weider Publications, LLC	SHAPE	Vol 26 7-9	TX 6 589 675	05/11/07
05/03/07	American Media Mini Mags, Inc.	More Crossword Puzzles FOR DUMMIES		TX 6 582 427	05/11/07
05/03/07	American Media Mini Mags, Inc.	Controlling Cholesterol for Dummies		TX 6 582 426	05/11/07
05/03/07	American Media Mini Mags, Inc.	Leo - APRIL MAY JUNE 2007		TX 6 582 425	05/14/07
05/03/07	American Media Mini Mags, Inc.	Aries - APRIL MAY JUNE 2007		TX 6 581 451	05/11/07
05/03/07	American Media Mini Mags, Inc.	Sagittarius - APRIL MAY JUNE 2007		TX 6 580 292	05/11/07
05/03/07	American Media Mini Mags, Inc.	Capricorn - APRIL MAY JUNE 2007		TX 6 581 450	05/10/07
05/03/07	American Media Mini Mags, Inc.	Virgo - APRIL MAY JUNE 2007		TX 6 581 447	05/10/07
05/03/07	American Media Mini Mags, Inc.	Taurus - APRIL MAY JUNE 2007		TX 6 582 423	05/14/07
05/03/07	American Media Mini Mags, Inc.	Gemini - APRIL MAY JUNE 2007		TX 6 581 449	05/10/07
05/03/07	American Media Mini Mags, Inc.	Libra - APRIL MAY JUNE 2007		TX 6 580 298	05/11/07
05/03/07	American Media Mini Mags, Inc.	Aquarius - APRIL MAY JUNE 2007		TX 6 580 293	05/11/07
05/03/07	American Media Mini Mags, Inc.	Pisces - APRIL MAY JUNE 2007		TX 6 582 424	05/14/07
05/03/07	American Media Mini Mags, Inc.	Scorpio - APRIL MAY JUNE 2007		TX 6 581 448	05/10/07
05/03/07	American Media Mini Mags, Inc.	Cancer - APRIL MAY JUNE 2007		TX 6 581 452	05/10/07
07/16/07	American Media Mini Mags, Inc.	Complete Calorie Counter		TX 6 814 565	07/27/07
07/16/07	American Media Mini Mags, Inc.	Mystery Word #70		TX 6 814 558	07/25/07
07/16/07	American Media Mini Mags, Inc.	YOUR SPRING horoscope		TX 6 860 095	07/24/07

Date filed	Owner	Publication	Issue Number	Registration #	Date
07/16/07	American Media Mini Mags, Inc.	Fat-Burning Foods Eat more and still lose weight		TX 6 851 334	07/25/07
07/16/07	American Media Mini Mags, Inc.	Secret Word #83		TX 6-883-064	10/26/07
07/16/07	American Media Mini Mags, Inc.	Mystery Word #69		TX 6 814 561	07/25/07
07/16/07	American Media Mini Mags, Inc.	Feng Shui for Dummies		TX 6-835-294	07/27/07
07/16/07	American Media Mini Mags, Inc.	Fitness for Dummies		TX 6-457-367	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Walking for Health		TX 6 835 276	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Managing Your Money		TX 6 835 289	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Grilling		TX 6 835 286	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Astrology		TX 6 835 283	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Cleaning		TX 6 835 269	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Interpreting Your Dreams		TX 6 835 280	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Good Fat, Good Carb Meals		TX 6 835 273	07/27/07
07/16/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide - Faith		TX 6-626-069	07/27/07
07/16/07	American Media Mini Mags, Inc.	Beat Stress Now! More than 100 easy tension busters		TX 6 817 046	07/24/07
07/16/07	American Media Mini Mags, Inc.	Fast Food Calorie Counter		TX 6 817 021	07/24/07
07/16/07	American Media Mini Mags, Inc.	Scan and Find No. 153		TX 6 817 034	07/24/07
07/16/07	American Media Mini Mags, Inc.	Seek and Find No. 160		TX 6 817 053	07/24/07
07/16/07	American Media Mini Mags, Inc.	Secrets for a Great Night’s Sleep		TX 6 865 509	07/24/07
07/16/07	American Media Mini Mags, Inc.	Turn Your Trash Into Treasure		TX 6 817 027	07/24/07
07/16/07	American Media Mini Mags, Inc.	Scan and Find No. 154		TX 6 816 760	07/24/07
07/16/07	American Media Mini Mags, Inc.	Seek and Find No. 161		TX 6 817 019	07/24/07
07/16/07	American Media Mini Mags, Inc.	Secret Word #85		TX 6 865 512	07/24/07
07/16/07	American Media Mini Mags, Inc.	Mystery Word #71		TX 6 817 012	07/24/07
07/16/07	American Media Mini Mags, Inc.	Your SUMMER horoscope		TX 6 816 765	07/24/07
07/16/07	American Media Mini Mags, Inc.	Cat Talk		TX 6 817 029	07/24/07
07/16/07	American Media Mini Mags, Inc.	Seek and Find No. 162		TX 6 865 672	07/24/07
07/16/07	American Media Mini Mags, Inc.	Scan and Find No. 155		TX 6 865 668	07/24/07
07/16/07	American Media Mini Mags, Inc.	Summer Love Signs		TX 6 846 437	07/24/07
07/16/07	American Media Mini Mags, Inc.	Healing PSALMS		TX 6 817 050	07/24/07
07/16/07	American Media Mini Mags, Inc.	Leo - JULY AUGUST SEPTEMBER 2007		TX 6 817 015	07/24/07
07/16/07	American Media Mini Mags, Inc.	Aries - JULY AUGUST SEPTEMBER 2007		TX 6 817 072	07/24/07
07/16/07	American Media Mini Mags, Inc.	Sagittarius - JULY AUGUST SEPTEMBER 2007		TX 6 865 700	07/24/07
07/16/07	American Media Mini Mags, Inc.	Capricorn - JULY AUGUST SEPTEMBER 2007		TX 6 865 503	07/24/07
07/16/07	American Media Mini Mags, Inc.	Virgo - JULY AUGUST SEPTEMBER 2007		TX 6 817 073	07/24/07

Date filed	Owner	Publication	Issue Number	Registration #	Date
07/16/07	American Media Mini Mags, Inc.	Taurus - JULY AUGUST SEPTEMBER 2007		TX 6 865 499	07/24/07
07/16/07	American Media Mini Mags, Inc.	Gemini - JULY AUGUST SEPTEMBER 2007		TX 6-865-838	07/24/07
07/16/07	American Media Mini Mags, Inc.	Libra - JULY AUGUST SEPTEMBER 2007		TX 6 865 677	07/24/07
07/16/07	American Media Mini Mags, Inc.	Aquarius - JULY AUGUST SEPTEMBER 2007		TX 6 817 049	07/24/07
07/16/07	American Media Mini Mags, Inc.	Pisces - JULY AUGUST SEPTEMBER 2007		TX 6 817 052	07/24/07
07/16/07	American Media Mini Mags, Inc.	Scorpio - JULY AUGUST SEPTEMBER 2007		TX 6 865 703	07/24/07
07/16/07	American Media Mini Mags, Inc.	Cancer - JULY AUGUST SEPTEMBER 2007		TX 6 865 689	07/24/07
07/16/07	American Media Mini Mags, Inc.	Secret Word #86		TX 6 817 041	07/24/07
07/16/07	American Media Mini Mags, Inc.	Mystery Word #72		TX 6 865 696	07/24/07
07/16/07	American Media Mini Mags, Inc.	Summer Fun 4 Kids		TX 6 817 030	07/24/07
07/16/07	American Media Mini Mags, Inc.	STARLOVE		TX 6 865 682	07/24/07
07/16/07	American Media Mini Mags, Inc.	Your Fall Horoscope		TX 6 817 051	07/24/07
07/16/07	American Media Mini Mags, Inc.	LOOK 10 YEARS Younger!		TX 6 817 017	07/24/07
07/16/07	American Media Mini Mags, Inc.	Secret Word #87		TX 6 817 035	07/24/07
07/16/07	American Media Mini Mags, Inc.	Mystery Word #73		TX 6 817 044	07/24/07
07/16/07	American Media Mini Mags, Inc.	Think Yourself Well		TX 6 865 496	07/24/07
07/16/07	American Media Mini Mags, Inc.	Fall Love Signs		TX 6 865 4514	07/24/07
07/16/07	American Media Mini Mags, Inc.	Seek and Find #163		TX 6 817 013	07/24/07
07/16/07	American Media Mini Mags, Inc.	SCAN AND FIND No. 156		TX 6 817 033	07/24/07
07/20/07	Star Editorial, Inc.	STAR	Vol 34 #16-28	TX 6 626 623	07/26/07
07/20/07	National Enquirer, Inc.	National Enquirer	Vol 82 #16-28	TX 6 626 622	07/26/07
07/20/07	Globe Editorial, Inc.	GLOBE issue #20, May 14, 2007 missing	Vol 54 #16-28	TX 6 626 624	07/26/07
07/20/07	National Examiner, Inc.	National Examiner	Vol 44 #16-28	TX 6 626 621	07/26/07
07/20/07	Country Music Media Group, Inc.	Country Weekly	Vol 14 #7-13	TX 6-626-626	07/26/07
07/24/07	Weider Publications, LLC	FLEX	Vol 25 #4, 5, 6	TX 6 626 627	07/26/07
07/24/07	Weider Publications, LLC	Men’s Fitness	Vol 23 5-6-7	TX 6 630 578	08/17/07
07/24/07	Weider Publications, LLC	M&F hers (July/Aug 2007)	Vol 8 #4	TX 6 825 321	08/06/07
07/24/07	Weider Publications, LLC	Fit Pregnancy (June/July 2007)	Vol 14 #2	TX 6 825 357	07/30/07
07/24/07	Weider Publications, LLC	Fit Pregnancy (Aug/Sept 2007)	Vol 14 #3	TX 6 824 776	07/30/07
09/28/07	Star Editorial, Inc.	STAR	Vol 34 #29-38	TX 6 647 772	10/10/07
09/28/07	National Enquirer, Inc.	National Enquirer	Vol 82 #29-38	TX 6 647 771	10/10/07
09/28/07	National Examiner, Inc.	National Examiner	Vol 44 #29-38	TX 6-647-773	10/10/07
09/28/07	American Media Consumer Entertainment, Inc.	SUN	Vol 24 #29-38	TX 6-662-318	10/10/07
09/28/07	American Media Mini Mags, Inc.	Leo - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 870	10/10/07
09/28/07	American Media Mini Mags, Inc.	Aries - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 875	10/10/07

Date filed	Owner	Publication	Issue Number	Registration #	Date
09/28/07	American Media Mini Mags, Inc.	Sagittarius - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 874	10/10/07
09/28/07	American Media Mini Mags, Inc.	Capricorn - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 889	10/10/07
09/28/07	American Media Mini Mags, Inc.	Virgo - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 899	10/10/07
09/28/07	American Media Mini Mags, Inc.	Taurus - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 907	10/10/07
09/28/07	American Media Mini Mags, Inc.	Gemini - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 845	10/10/07
09/28/07	American Media Mini Mags, Inc.	Libra - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 9865	10/10/07
09/28/07	American Media Mini Mags, Inc.	Aquarius - OCTOBER NOVEMBER DECEMBER 2007		TX 6-915-564	10/10/07
09/28/07	American Media Mini Mags, Inc.	Pisces - OCTOBER NOVEMBER DECEMBER 2007		TX 6-915-563	10/10/07
09/28/07	American Media Mini Mags, Inc.	Scorpio - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 859	10/10/07
09/28/07	American Media Mini Mags, Inc.	Cancer - OCTOBER NOVEMBER DECEMBER 2007		TX 6 874 848	10/10/07
09/28/07	American Media Mini Mags, Inc.	Mystery Word #74		TX 6-882-561	10/10/07
09/28/07	American Media Mini Mags, Inc.	Secret Word #88		TX 6 871 344	10/10/07
09/28/07	American Media Mini Mags, Inc.	GARLIC, VINEGAR & HONEY		TX 6 871 273	10/10/07
09/28/07	American Media Mini Mags, Inc.	YOUR WINTER horoscope		TX 6 871 043	10/10/07
09/28/07	American Media Mini Mags, Inc.	SEEK & FIND #164		TX 6 871 001	10/10/07
09/28/07	American Media Mini Mags, Inc.	SCAN & FIND #157		TX 6-882-567	10/10/07
09/28/07	American Media Mini Mags, Inc.	GET OVER IT! Learn How To Find Love & Hap		TX 6 871 020	10/10/07
09/28/07	American Media Mini Mags, Inc.	Slimming Soups		TX 6 871 014	10/10/07
09/28/07	American Media Mini Mags, Inc.	SCAN AND FIND #158		TX 6-882-572	10/10/07
09/28/07	American Media Mini Mags, Inc.	Winter Love Signs		TX 6 871 008	10/10/07
09/28/07	American Media Mini Mags, Inc.	Mystery Word #75		TX 6 871 342	10/10/07
09/28/07	American Media Mini Mags, Inc.	Secret Word #89		TX 6 871 346	10/10/07
09/28/07	American Media Mini Mags, Inc.	Winter Fun 4 Kids		TX 6 871 279	10/10/07
09/28/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide to Getting Rich		TX 6 870 838	10/10/07
09/28/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide to Total Nutrition		TX 6 870 813	10/10/07
09/28/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide to Ghosts and Hauntings		X 6 870 840	10/10/07
09/28/07	American Media Mini Mags, Inc.	Complete Idiot’s Guide to Psychic Awareness		TX 6 870 817	10/10/07
01/02/08	Star Editorial, Inc.	Star	Vol 34 39-48	TX 6 659 201	01/14/08
01/02/08	National Enquirer, Inc.	National Enquirer	Vol 82 39-48	TX 6-659-200	01/14/08
01/02/08	Globe Editorial, Inc.	GLOBE	Vol 54 39-48	TX 6 659 202	01/14/08
01/02/08	National Examiner, Inc.	National Examiner	Vol 44 39-48	TX 6 659 190	01/14/08

Date filed	Owner	Publication	Issue Number	Registration #	Date
01/02/08	American Media Consumer Entertainment, Inc.	Sun	Vol 24 39-48	TX 6 659 189	01/14/08
01/02/08	Mira! Editorial, Inc.	Mira	Vol 7 42-52; Vol 8 #2	TX 6-659-188	01/14/08
01/02/08	Country Music Media Group, Inc.	Country Weekly	Vol 14 21-24	TX 6-659-191	01/14/08
01/02/08	Country Music Media Group, Inc.	Country Weekly	Vol 14 25-28	TX 6-659-192	01/14/08
01/02/08	Weider Publications, LLC	FLEX	Vol 25 7-9	TX 6 659 193	01/14/08
01/02/08	Weider Publications, LLC	Men’s Fitness	Vol 23 8-10	TX 6 659 195	01/14/08
01/02/08	Weider Publications, LLC	Muscle & Fitness	Vol 68 9-10-11	TX 6 659 194	01/14/08
01/02/08	Weider Publications, LLC	Muscle & Fitness	Vol 68#12 Vol 69 1-2	TX 6 659 198	01/14/08
01/02/08	Weider Publications, LLC	Natural Health	Vol 37 9-10	TX 6 659 196	01/14/08
01/02/08	Weider Publications, LLC	Natural Health	Vol 38 1-2	TX 6 659 197	01/14/08
01/02/08	Weider Publications, LLC	SHAPE	Vol 27 1-2-3	TX 6 659 199	01/14/08
01/02/08	Weider Publications, LLC	SHAPE	Vol 27 4-5-6	TX 6-662-182	01/23/08
04/08/08	Weider Publications, LLC	Men’s Fitness - issue date February 2008	Vol 24 #1	TX 7-106-190	04/18/08
04/08/08	Weider Publications, LLC	Men’s Fitness-issue dates Mar 08 Apr 08 May 08	Vol 24 2-3-4	TX 6-676-490	04/18/08
04/08/08	Weider Publications, LLC	Muscle & Fitness-dates Mar 08-Apr08-May08	Vol 69 3-4-5	TX 6-676-486	04/17/08
04/08/08	Weider Publications, LLC	Muscle & Fitness hers - Mar/Apr 2008	Vol 9 #2	TX 7-106-162	04/18/08
04/08/08	Weider Publications, LLC	Muscle & Fitness hers - May/Jun 2008	Vol 9 #3	TX 7-106-177	04/18/08
4/8/08	Weider Publications, LLC	Muscle & Fitness hers – Jul/Aug 2008	Vol 9, 4	TX 7-244-023	7/6/09
4/8/08	Weider Publications, LLC	Muscle & Fitness hers – Sep/Oct 2008	Vol 9, 5	TX 7-244-020	7/6/09
4/8/08	Weider Publications, LLC	Muscle & Fitness hers – Nov/Dec 2008	Vol 9, 6	TX 7-244-018	7/6/09
4/8/08	Weider Publications, LLC	Muscle & Fitness hers – Jan/Feb 2009	Vol 10, 1	TX 7-244-017	7/6/09
4/8/08	Weider Publications, LLC	Muscle & Fitness hers – Mar/Apr 2009	Vol 10, 2	TX 7-244-012	7/6/09
04/08/08	Weider Publications, LLC	Natural Health - Mar/Apr/May 2008	Vol 38 3-4-5	TX 6-676-489	04/18/08
04/08/08	Weider Publications, LLC	SHAPE - Mar/Apr/May 2008	Vol 27 7-8-9	TX 6-676-487	04/18/08
04/22/08	American Media Mini Mags, Inc.	Leo - JAN FEB MARCH 2008		TX 7-132-273	05/02/08
04/22/08	American Media Mini Mags, Inc.	Aries - JAN FEB MARCH 2008		TX 7-132-000	05/02/08
04/22/08	American Media Mini Mags, Inc.	Sagittarius - JAN FEB MARCH 2008		TX 7-132-039	05/02/08
04/22/08	American Media Mini Mags, Inc.	Capricorn - JAN FEB MARCH 2008		TX 7-131-928	05/02/08
04/22/08	American Media Mini Mags, Inc.	Virgo - JAN FEB MARCH 2008		TX 7-132-227	05/02/08
04/22/08	American Media Mini Mags, Inc.	Taurus - JAN FEB MARCH 2008		TX 7-132-181	05/02/08
04/22/08	American Media Mini Mags, Inc.	Gemini - JAN FEB MARCH 2008		TX 7-136-528	05/02/08
04/22/08	American Media Mini Mags, Inc.	Libra - JAN FEB MARCH 2008		TX 7-132-231	05/02/08
04/22/08	American Media Mini Mags, Inc.	Aquarius - JAN FEB MARCH 2008		TX 7-132-022	05/02/08
04/22/08	American Media Mini Mags, Inc.	Pisces - JAN FEB MARCH 2008		TX 7-131-915	05/02/08
04/22/08	American Media Mini Mags, Inc.	Scorpio - JAN FEB MARCH 2008		TX 7-131-906	05/02/08

Date filed	Owner	Publication	Issue Number	Registration #	Date
04/22/08	American Media Mini Mags, Inc.	Cancer - JAN FEB MARCH 2008		TX 7-131-924	05/02/08
04/22/08	American Media Mini Mags, Inc.	Healing Herbs		TX 7-148-536	05/08/08
04/22/08	American Media Mini Mags, Inc.	Seek and Find No. 166		TX 7-093-533	05/02/08
04/22/08	American Media Mini Mags, Inc.	Chinese Horoscope for 2008 - year of the rat		TX 7-148-532	04/29/09
04/22/08	American Media Mini Mags, Inc.	Your Lucky Numbers		TX 7-148-531	04/29/09
04/22/08	American Media Mini Mags, Inc.	Find Love Fast!		TX 7-148-534	05/08/08
04/22/08	American Media Mini Mags, Inc.	Get in SHAPE Now!		TX 7-148-535	05/08/08
04/22/08	American Media Mini Mags, Inc.	Secret Word #92		TX 7-131-942	05/02/08
04/22/08	American Media Mini Mags, Inc.	Mystery Word #78		TX 7-132-278	05/02/08
04/22/08	American Media Mini Mags, Inc.	Wonder Foods & Juices		TX 7-132-280	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Calorie Counter		TX 7-132-041	05/02/08
04/22/08	American Media Mini Mags, Inc.	Scan and Find No. 162		TX 7-132-296	05/02/08
04/22/08	American Media Mini Mags, Inc.	Seek and Find No. 169		TX 7-132-291	05/02/08
04/22/08	American Media Mini Mags, Inc.	Summer Love Signs		TX 7-131-984	05/02/08
04/22/08	American Media Mini Mags, Inc.	Lose 10 lbs Fast!		TX 7-131-937	05/02/08
04/22/08	American Media Mini Mags, Inc.	Your SUMMER horoscope		TX 7-132-032	05/02/08
04/22/08	American Media Mini Mags, Inc.	Mystery Word #79		TX 7-132-015	05/02/08
04/22/08	American Media Mini Mags, Inc.	Secret Word #93		TX 7-131-951	05/02/08
04/22/08	Weider Publications, LLC	M & F - The Ultimate Supplement Handbook		TX 7-101-995	05/02/09
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Financial Aid for College		TX 7-005-620	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Improving Your Memory		TX 7-005-637	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Crossword Puzzles		TX 7-005-564	05/02/08
04/22/08	American Media Mini Mags, Inc.	Comlete Idiots Guide to Biblical Mysteries		TX 7-005-570	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Healthy Weight Loss		TX 7-005-550	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Weight Loss Tracker		TX 7-005-556	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiot Guide to Prayer		TX 7-005-535	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to A Healthy Relationship		TX 7-005-586	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to SS and Medicare		TX 7-005-600	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Organizing Your Life		TX 7-005-627	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Improving Your Credit Score		TX 7-005-578	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Baby Names		TX 7-005-610	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to NASCAR		TX 7-005-541	05/02/08
04/22/08	American Media Mini Mags, Inc.	Complete Idiots Guide to Global Warming		TX 7-005-641	05/02/08
08/05/08	Star Editorial, Inc.	Star (May 19-August 4-we did not get 8/11 yet)	Vol 35 20-31	TX 6-648-093	08/05/08
08/05/08	National Enquirer, Inc.	National Enquirer (May 26-August 11)	Vol 83 21-32	TX 6-648-099	08/05/08
08/05/08	Globe Editorial, Inc.	GLOBE (May 26 - August 11)	Vol 55 21-32	TX 6-648-092	08/05/08

Date filed	Owner	Publication	Issue Number	Registration #	Date
08/05/08	Country Music Media Group, Inc.	Country Weekly (June 2nd - August 11th)	Vol 15 11-16	TX 6 648-097	08/05/08
08/05/08	Weider Publications, LLC	FLEX (June-July-August 2008)	Vol 26 4-5-6	TX 6-648-095	08/05/08
08/05/08	Weider Publications, LLC	Men’s Fitness (July/July & August 2008)	Vol 24 5-6	TX 6-648-094	08/05/08
08/05/08	Weider Publications, LLC	MUSCLE & FITNESS (Jul-Aug-Sept 2008)	Vol 69 7-8-9	TX 6-648-098	08/05/08
08/05/08	Weider Publications, LLC	SHAPE (August & Sept 2008)	Vol 27 12, 28 #1	TX 6-648-096	08/05/08
08/05/08	Star Editorial, Inc.	Star (March 24 - May 12)	Vol 35 12-19	TX 6-632-194	09/30/08
08/05/08	Star Editorial, Inc.	Star (May 19-August 4-we did not get 8/11 yet)	Vol 35 20-31	TX 6-648-093	08/05/08
08/05/08	National Enquirer, Inc.	National Enquirer (March 24 - May 19)	Vol 83 12-20	TX 6-680-765	09/30/08
08/05/08	National Enquirer, Inc.	National Enquirer (May 26-August 11)	Vol 83 21-32	TX 6-648-099	08/05/08
08/05/08	Globe Editorial, Inc.	GLOBE (March 24 - May 19)	Vol 55 12-20	TX 6-680-776	09/30/08
08/05/08	Globe Editorial, Inc.	GLOBE (May 26 - August 11)	Vol 55 21-32	TX 6-648-092	08/05/08
08/05/08	Country Music Media Group, Inc.	Country Weekly (May 5 & May 19)	Vol 15 9&10	TX 6-680-775	09/30/08
08/05/08	Country Music Media Group, Inc.	Country Weekly (June 2nd - August 11th)	Vol 15 11-16	TX 6 648-097	08/05/08
08/05/08	Weider Publications, LLC	FLEX (June-July-August 2008)	Vol 26 4-5-6	TX 6-648-095	08/05/08
08/05/08	Weider Publications, LLC	Men’s Fitness (July/July & August 2008)	Vol 24 5-6	TX 6-648-094	08/05/08
08/05/08	Weider Publications, LLC	MUSCLE & FITNESS (Jul-Aug-Sept 2008)	Vol 69 7-8-9	TX 6-648-098	08/05/08
08/05/08	Weider Publications, LLC	SHAPE (June & July 2008)	Vol 27 10-11	TX 6-632-193	09/30/08
08/05/08	Weider Publications, LLC	SHAPE (August & Sept 2008)	Vol 27 12, 28 #1	TX 6-648-096	08/05/08
08/07/08	American Media Consumer Entertainment, Inc.	Sun (March 24, 2008 - June 2, 2008)	Vol 25 12-22	TX 6-632-195	09/30/08
08/07/08	American Media Consumer Entertainment, Inc.	Sun (June 9, 2008 - August 11, 2008)	Vol 25 23-32	TX 6-632-192	09/30/08
08/07/08	National Examiner, Inc.	National Examiner (Mar 24, 2008-Ju 2, 2008)	Vol 45 12-22	TX 6-632-197	09/30/08
08/07/08	National Examiner, Inc.	National Examiner (Jun 9, 08-Aug 11, 08)	Vol 45 23-32 (28 excl)	TX 6-632-196	09/30/08
08/07/08	Weider Publications, LLC	Natural Health (Jun, Jul-Aug, Sept 2008)	Vol 38 6-7-8	TX 6-680-777	09/30/08
09/26/08	Weider Publications, LLC	Fit Pregnancy ( Feb/Mar 2008)	Vol 14, 7	TX 7-095-004	09/16/08
09/26/08	Weider Publications, LLC	Fit Pregnancy (Apr/May 2008)	Vol 15, 1	TX 7-095-007	09/16/08
09/26/08	Weider Publications, LLC	Fit Pregnancy (June/July 2008)	Vol 15, 2	TX 7-095-010	09/16/08
09/26/08	Weider Publications, LLC	Fit Pregnancy ( Aug/Sept 2008)	Vol 15, 3	TX 7-094-998	09/16/08
01/16/09	Star Editorial, Inc.	Star (Aug 11-Nov 3)	Vol 35 32-44	TX 6-689-235	07/06/09
01/16/09	Star Editorial, Inc.	Star (Nov 10-Jan 2)	Vol 35 45-52; 36 1	TX 6-689-236	07/06/09
01/16/09	National Enquirer, Inc.	National Enquirer (Aug 18 - Nov 3)	Vol 83 33-44	TX 6-689-233	07/06/09
01/16/09	National Enquirer, Inc.	National Enquirer (Nov 10 - Jan 5 [2 for Jan 5 - special])	Vol 83 45-53; 84-1	TX 6-689-232	07/06/09

Date filed	Owner	Publication	Issue Number	Registration #	Date
01/16/09	Globe Editorial, Inc.	GLOBE (Aug 18 - Nov 3)	Vol 55 33-44	TX 6-689-234	07/06/09
01/16/09	Globe Editorial, Inc.	GLOBE (Nov 10-Jan 5 [extra spec Dec 15])	Vol 55 45-52; 56 1	TX 6-689-265	07/06/09
01/16/09	National Examiner, Inc.	National Examiner (Aug 18 - Nov 3)	Vol 45 33-44	TX 6-689-262	07/06/09
01/16/09	National Examiner, Inc.	National Examiner (Nov 10 - Jan 5 [no issue Dec 29])	Vol 45 45-51; 46 1(52 excl)	TX 6-689-261	07/06/09
01/16/09	American Media Consumer Entertainment, Inc.	Sun (Aug 25, 2008 - Nov 3, 2008)	Vol 25 34-44	TX 6-689-259	07/06/09
01/16/09	American Media Consumer Entertainment, Inc.	Sun (Nov 10, 2008 - Jan 5, 2009 [no Dec8])	Vol 25 45-51; 26 1	TX 6-689-260	07/06/09
01/16/09	Country Music Media Group, Inc.	Country Weekly (Aug 25 to Nov 17)	Vol 15 17-23	TX 6-689-249	07/06/09
01/16/09	Country Music Media Group, Inc.	Country Weekly (Dec 1, 15 Jan 12)	Vol 15 24, 25; 16 1	TX 6-689-250	07/06/09
01/16/09	Mira! Editorial, Inc.	Mira (Aug 4-Oct 27)	Vol 8 31-43	TX 6-689-264	07/06/09
01/16/09	Mira! Editorial, Inc.	Mira (Nov 10-Dec 22)	Vol 8 45-51	TX 6-689-258	07/06/09
02/25/09	Weider Publications, LLC	Fit Pregnancy ( Oct/Nov 2008)	Vol 15, 5	TX 7-096-231	07/06/09
02/25/09	Weider Publications, LLC	Fit Pregnancy (Dec/Jan 2009)	Vol 15, 6	TX 7-074-972	07/06/09
2/25/09	Weider Publications, LLC	mom & baby	Vol 15, 8	TX 7-243-996	7/6/09
2/25/09	Weider Publications, LLC	Fit Pregnancy (Feb/Mar 2009)	Vol 15, 7	TX 7-243-998	7/6/09
2/25/09	Weider Publications, LLC	Fit Pregnancy (Apr/May 2009)	Vol 16, 1	TX 7-244-027	7/6/09
2/25/09	Weider Publications, LLC	Fit Pregnancy (Aug/Sept 2009)	Vol 16, 3	TX 7-249-593	11/3/2010
02/25/09	Weider Publications, LLC	FLEX (Sept-Oct-Nov 2008)	Vol 26 7-8-9	TX 6-701-415	07/06/09
02/25/09	Weider Publications, LLC	FLEX (Dec 2008 - Jan-Feb 2009)	Vol 26 10-11-12	TX 6-701-416	07/06/09
02/25/09	Weider Publications, LLC	Men’s Fitness (Sept-Oct-Nov 2008)	Vol 24 7-8-9	TX 6-701-417	07/06/09
02/25/09	Weider Publications, LLC	Muscle & Fitness (Oct-Nov-Dec 2008)	Vol 69 10-11-12	TX 6-689-257	07/06/09
02/25/09	Weider Publications, LLC	Natural Health (Oct-Nov 2008)	Vol 38 9-10	TX 6-689-239	07/06/09
02/25/09	Weider Publications, LLC	Natural Health (Dec/Jan; Feb 2009)	Vol 39 1-2	TX 6-689-240	07/06/09
02/25/09	Weider Publications, LLC	Shape (Oct-Nov-Dec 2008)	Vol 28 2-3-4	TX 6-689-238	07/06/09
02/25/09	Weider Publications, LLC	Shape (Jan-Feb 2009)	Vol 28 5-6	TX 6-689-241	07/06/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Simple Home Repair		TX 7-061-358	06/30/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Tarot		TX 7-061-880	06/30/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Getting & Owning a Cat		TX 7-061-351	06/30/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Handwriting Analysis		TX 7-061-823	06/30/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Comfort Food		TX 7-061-801	06/30/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Christian Prayers & Devotions		TX 7-061-362	06/30/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Dog Tricks		TX 7-061-379	06/30/09

Date filed	Owner	Publication	Issue Number	Registration #	Date
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Working Less, Earning More		TX 7-061-589	06/30/09
02/25/09	American Media Mini Mags, Inc.	Complete Idiots Guide to The Bible		TX 7-061-369	06/30/09
02/25/09	Weider Publications, LLC	Men’s Fitness Get Fit-Stay Fit Guide		TX 7-056-848	06/25/09
05/26/09	Star Editorial, Inc.	Star (Jan 12, 09 - Mar 30)	Vol 36 2-13	TX 6-689-242	07/06/09
05/26/09	National Enquirer, Inc.	National Enquirer (Jan 12 - Mar 30)	Vol 84 2-13	TX 6-689-247	06/24/09
05/26/09	Globe Editorial, Inc.	GLOBE (Jan 12 - Mar 30)	Vol 56 2-13	TX 6-689-246	06/24/09
05/26/09	Weider Publications, LLC	FLEX (mar-ap-may 2009)	Vol 27 1-2-3	TX 6-701-414	07/06/09
05/26/09	Weider Publications, LLC	Men’s Fitness (mar-apr-may 2009)	Vol 24 2-3-4	TX 6-689-251	07/06/09
06/12/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Decluttering		TX 7-065-593	06/16/09
06/12/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Short Workouts		TX 7-650-531	06/16/09
06/12/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Numerology		TX 7-065-551	06/16/09
06/12/09	American Media Mini Mags, Inc.	Complete Idiots Guide to The Book of Revelation		TX 7-065-615	06/16/09
06/12/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Fun FAQs		TX 7-065-629	06/16/09
06/12/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Backyard Adventures		TX 7-065-568	06/16/09
06/12/09	American Media Mini Mags, Inc.	Complete Idiots Guide to Getting Out of Debt		TX 7-065-509	06/16/09
06/12/09	Weider Publications, LLC	Men’s Fitness (mar-apr-may 2009)	Vol 25 2-3-4	TX 6-701-411	07/06/09
10/25/10	Weider Publications, LLC	Fit Pregnancy (Oct/Nov 2010)	Vol 17, 4	TX 7-249-590	11/3/10
10/25/10	Weider Publications, LLC	Muscle & Fitness hers	Vol 10, 3	TX 7-249-726	11/3/10
10/25/10	Weider Publications, LLC	Muscle & Fitness hers	Vol 10, 6	TX 7-249-703	11/3/10
10/25/10	Weider Publications, LLC	Muscle & Fitness hers	Vol 11, 1	TX 7-249-697	11/3/10
10/25/10	Weider Publications, LLC	Muscle & Fitness hers	Vol 11, 4	TX 7-249-687	11/3/10
10/25/10	Weider Publications, LLC	Muscle & Fitness hers	Vol 11, 5	TX 7-249-677	11/3/10
10/25/10	Weider Publications, LLC	Muscle & Fitness hers	Vol 11, 6	TX 7-249-594	11/3/10
10/25/10	Weider Publications, LLC	SHAPE BRIDE	Spring 2010	TX 7-249-591	11/3/10

Pending U.S. Copyright Applications for Registration

Filing Date	Company	Title	Issue (if any)
03/24/00	American Media Consumer Entertainment, Inc.	Detective Cases
03/24/00	American Media Consumer Entertainment, Inc.	True Police Cases
03/24/00	American Media Consumer Entertainment, Inc.	Detective Dragnet
03/24/00	Country Music Media Group, Inc.	Country Weekly	#10
03/24/00	Country Music Media Group, Inc.	Country Weekly	#12
03/24/00	Country Music Media Group, Inc.	Country Weekly	#14
04/26/00	Mira! Editorial, Inc.	Mira	#1
04/26/00	Mira! Editorial, Inc.	Mira	#2
04/26/00	Mira! Editorial, Inc.	Mira	#3
04/26/00	Mira! Editorial, Inc.	Mira	#4
04/26/00	Country Music Media Group, Inc.	Country Weekly	#16
04/26/00	Country Music Media Group, Inc.	Country Weekly	#18
04/26/00	Country Music Media Group, Inc.	Country Weekly	#20

Filing Date	Company	Title	Issue (if any)
05/03/00	American Media Consumer Entertainment, Inc.	Headquarters Detective	vol 56 #4
05/03/00	American Media Consumer Entertainment, Inc.	Detective Files	vol 44 #4
05/03/00	American Media Consumer Entertainment, Inc.	Detective Dragnet	vol 45 #4
05/03/00	American Media Consumer Entertainment, Inc.	Startling Detective	vol 90 #4
05/03/00	American Media Consumer Entertainment, Inc.	True Police Cases	vol 50 #4
05/03/00	American Media Consumer Entertainment, Inc.	Detective Cases	vol 50 #4
05/31/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	May
05/31/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	July
05/31/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	June
05/31/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	August
05/31/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	August
05/31/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	August
05/31/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	August
05/31/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	August
05/31/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	August
06/02/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	August
06/02/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	August
06/02/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	August
06/02/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	August
06/02/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	August
06/02/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	August
06/02/00	American Media Mini Mags, Inc.	Love Spells from Around the World
06/02/00	American Media Mini Mags, Inc.	Brain Boosters!
06/02/00	American Media Mini Mags, Inc.	Seek and Find	#110
06/02/00	American Media Mini Mags, Inc.	Mystery Word Games	#162
06/06/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	July

Filing Date	Company	Title	Issue (if any)
06/06/00	American Media Mini Mags, Inc.	Scan and Find	#102
06/06/00	American Media Mini Mags, Inc.	Secret Word Games	#158
06/06/00	American Media Mini Mags, Inc.	Secret Word Games	#159
06/06/00	American Media Mini Mags, Inc.	Quirky Cats
06/06/00	American Media Mini Mags, Inc.	Healing Fruits From the Bible
06/06/00	American Media Mini Mags, Inc.	Your Summer 2000 Horoscope
06/06/00	American Media Mini Mags, Inc.	Scorpio	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Taurus	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Virgo	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Capricorn	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Sagittarius	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Leo	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Aries	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Pisces	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Gemini	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Cancer	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Libra	July,Aug,Sept
06/06/00	American Media Mini Mags, Inc.	Aquarius	July,Aug,Sept
06/07/00	American Media Consumer Entertainment, Inc.	Startling Detective	vol 90 #5
06/07/00	American Media Consumer Entertainment, Inc.	Headquarters Detective	vol 56 #5
06/07/00	American Media Consumer Entertainment, Inc.	Detective Files	vol 44 #5
06/07/00	Country Music Media Group, Inc.	Country Weekly	#22
06/07/00	Country Music Media Group, Inc.	Country Weekly	#24
06/07/00	Country Music Media Group, Inc.	Country Weekly	#26
06/07/00	Mira! Editorial, Inc.	Mira!
06/13/00	National Enquirer, Inc.	Enquirer	vol 74 #42-48
06/13/00	American Media Consumer Entertainment, Inc.	Sun	vol 18 #19-25
06/13/00	National Examiner, Inc.	Examiner	vol 37 #19-25
06/13/00	Globe Editorial, Inc.	Globe	vol 47 #19-24
06/13/00	American Media Mini Mags, Inc.	Scan and Find	#103
06/13/00	American Media Mini Mags, Inc.	Healthy Moves
06/13/00	American Media Mini Mags, Inc.	Mystery Word Games	#163
06/13/00	American Media Mini Mags, Inc.	Secret Word Games	#160
06/13/00	American Media Mini Mags, Inc.	Fight Aging
06/13/00	American Media Mini Mags, Inc.	Secret Word	#2
06/13/00	American Media Mini Mags, Inc.	The Carbohydrate Lover’s
06/13/00	American Media Mini Mags, Inc.	Power Shakes & Slimming Smoothies
06/13/00	American Media Mini Mags, Inc.	Bible Quotes
06/13/00	American Media Mini Mags, Inc.	Secret Word	#3
06/13/00	American Media Mini Mags, Inc.	Cat Angels
06/13/00	American Media Mini Mags, Inc.	Calorie and Carb Counter
06/13/00	American Media Mini Mags, Inc.	Chill Out
06/14/00	AM Auto World Weekly, Inc.	Auto World Weekly
06/14/00	American Media Mini Mags, Inc.	Super Soy
06/14/00	American Media Mini Mags, Inc.	What Do Women Really Want
06/14/00	American Media Mini Mags, Inc.	Seek and Find	#111
06/14/00	American Media Mini Mags, Inc.	Secret Word Games	#161
06/14/00	American Media Mini Mags, Inc.	Mystery Word Games	#164
06/20/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	September

Filing Date	Company	Title	Issue (if any)
06/20/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	September
06/20/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	September
07/17/00	Star Editorial, Inc.	Star	vol 27 #25-30
07/17/00	National Enquirer, Inc.	Enquirer	vol 74 #49-54
07/17/00	Globe Editorial, Inc.	Globe	vol 47 #25-30
07/17/00	American Media Consumer Entertainment, Inc.	Sun	vol 18 #26-30
07/18/00	National Examiner, Inc.	Examiner	vol 37 #26-31
07/18/00	AM Auto World Weekly, Inc.	Auto World Weekly	#2
07/18/00	AM Auto World Weekly, Inc.	Auto World Weekly	#3
07/18/00	Country Music Media Group, Inc.	Country Weekly	#28
07/18/00	Country Music Media Group, Inc.	Country Weekly	#30
07/18/00	Mira! Editorial, Inc.	Mira	#2
07/18/00	Mira! Editorial, Inc.	Mira	#3
07/18/00	Mira! Editorial, Inc.	Mira	#4
07/18/00	American Media Consumer Entertainment, Inc.	Detective Cases	vol 50 #5
07/18/00	American Media Consumer Entertainment, Inc.	True Polices Cases	vol 50 #5
07/18/00	American Media Mini Mags, Inc.	Scorpio	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Taurus	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Aquarius	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Cancer	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Virgo	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Leo	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Aries	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Pisces	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Sagittarius	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Capricorn	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Libra	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Gemini	Oct,Nov,Dec
07/18/00	American Media Mini Mags, Inc.	Baby Names Astrological Guide
07/18/00	American Media Mini Mags, Inc.	How to Win at Love
07/18/00	American Media Mini Mags, Inc.	Natural Home Remedies
07/18/00	American Media Mini Mags, Inc.	Summer Fun for Kids
07/18/00	American Media Mini Mags, Inc.	Secret Word Games	#162
07/18/00	American Media Mini Mags, Inc.	Herbs for Men’s Health
07/18/00	American Media Mini Mags, Inc.	What Women Really Worry About
07/18/00	American Media Mini Mags, Inc.	Mystery Word Games	#165
07/18/00	American Media Mini Mags, Inc.	Is It Love? & Will it last?
07/18/00	American Media Mini Mags, Inc.	Sexy Love Signs
07/19/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #32
07/19/00	American Media Mini Mags, Inc.	Your Fall 2000 Horoscope
07/19/00	American Media Mini Mags, Inc.	Secret Word Games	8
07/19/00	American Media Mini Mags, Inc.	Amaze Your Family & Friends
07/19/00	American Media Mini Mags, Inc.	Burn Off Fat Fast
07/31/00	American Media Consumer Entertainment, Inc.	Detective Files	vol 44 #6
07/31/00	American Media Consumer Entertainment, Inc.	Startling Detective	vol 90 #6
07/31/00	American Media Consumer Entertainment, Inc.	Headquarters Detective	vol 56 #6
07/31/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #3
07/31/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #4
08/21/00	AM Auto World Weekly, Inc.	AMI Auto World Weekly	vol 1 #5
08/21/00	AM Auto World Weekly, Inc.	AMI Auto World Weekly	vol 1 #6
08/21/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #34
08/21/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #36
08/21/00	Mira! Editorial, Inc.	Mira!	vol 1 #4
08/21/00	Mira! Editorial, Inc.	Mira!	vol 1 #5
08/21/00	Mira! Editorial, Inc.	Mira!	vol 1 #6
08/22/00	Star Editorial, Inc.	Star	vol 27 #31-35
08/22/00	National Enquirer, Inc.	Enquirer	vol 75 #2-7
08/22/00	American Media Consumer Entertainment, Inc.	Sun	vol 18 #32-35

Filing Date	Company	Title	Issue (if any)
08/22/00	National Examiner, Inc.	Examiner	vol 37 #32-35
08/22/00	Globe Editorial, Inc.	Globe	vol 47 # 30-35
08/22/00	American Media Mini Mags, Inc.	Secret Word	#5
08/22/00	American Media Mini Mags, Inc.	Best Herbs for the Over 50s
08/22/00	American Media Mini Mags, Inc.	Amaze Your Family & Friends
08/22/00	American Media Mini Mags, Inc.	Romance Library - Loving Touch
08/22/00	American Media Mini Mags, Inc.	Looking for Love in all the Right Places
08/22/00	American Media Mini Mags, Inc.	Angel Talk
08/22/00	American Media Mini Mags, Inc.	Herbal Wisdom An Astrological Guide to Healing Herbs
08/22/00	American Media Mini Mags, Inc.	Autumn Love Horoscope for Every Sign!
08/22/00	American Media Mini Mags, Inc.	Secret Word Games	#163
08/23/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	October
08/23/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	October
09/05/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	November
09/05/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	November
09/05/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #38
09/05/00	Mira! Editorial, Inc.	Mira!	vol 1 #7
09/05/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #7
09/20/00	American Media Consumer Entertainment, Inc.	Detective Cases	vol 5 #6
09/20/00	American Media Consumer Entertainment, Inc.	True Police Cases	vol 47 #4
09/20/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #40
09/20/00	American Media Consumer Entertainment, Inc.	Detective Dragnet	vol 45 #6
09/20/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #8
09/20/00	Mira! Editorial, Inc.	Mira!	vol 1 #8
09/20/00	Star Editorial, Inc.	Star	vol 27 #36-39
09/20/00	National Enquirer, Inc.	Enquirer	vol 75 #8-11
09/20/00	Globe Editorial, Inc.	Globe	vol 47 #36-39
09/20/00	American Media Mini Mags, Inc.	How to Read Hands
09/20/00	American Media Mini Mags, Inc.	Gemini 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Sagittarius 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Cancer 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Pisces 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Aquarius 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Virgo 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Capricorn 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Leo 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Libra 2001 Calendar

Filing Date	Company	Title	Issue (if any)
09/20/00	American Media Mini Mags, Inc.	Taurus 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Aries 2001 Calendar
09/20/00	American Media Mini Mags, Inc.	Scorpio 2001 Calendar
10/05/00	Mira! Editorial, Inc.	Mira!	vol 1 #9
10/05/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #9
10/05/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #42
10/05/00	American Media Consumer Entertainment, Inc.	Headquarters Detective	vol 57 #1
10/05/00	American Media Consumer Entertainment, Inc.	Detective Files	vol 45 #1
10/05/00	American Media Consumer Entertainment, Inc.	Startling Detective	vol 91 #1
10/05/00	American Media Mini Mags, Inc.	Super Foods
10/05/00	American Media Mini Mags, Inc.	Secret Word Games	#164
10/05/00	American Media Mini Mags, Inc.	Healing Potions, Charms & Spells!	#167
10/05/00	American Media Mini Mags, Inc.	Romance Library- Crazy For You
10/05/00	American Media Mini Mags, Inc.	Secret Word	#6
10/18/00	American Media Mini Mags, Inc.	Pisces 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Capricorn 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Scorpio 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Virgo 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Cancer 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Taurus 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Aquarius 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Sagittarius 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Leo 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Libra 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Gemini 2000 Horoscope	December
10/18/00	American Media Mini Mags, Inc.	Aries 2000 Horoscope	December
10/18/00	Star Editorial, Inc.	Star	vol 27 #40-43
10/18/00	National Examiner, Inc.	National Examiner	vol 37 #41-44
10/18/00	American Media Consumer Entertainment, Inc.	Sun	vol 18 #41-44
10/18/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #44
10/23/00	American Media Mini Mags, Inc.	Christmas Fun for Kids
10/23/00	American Media Mini Mags, Inc.	Playtime for Kids!
10/23/00	American Media Mini Mags, Inc.	Romance Library- Christmas in Paradise
10/23/00	American Media Mini Mags, Inc.	Secret Word	#7
10/25/00	Globe Editorial, Inc.	Globe	vol 47 #40-43
10/25/00	National Enquirer, Inc.	Enquirer	vol 75 #12-15
10/25/00	Mira! Editorial, Inc.	Mira!	vol 1 #10
10/25/00	Mira! Editorial, Inc.	Mira!	vol 1 #11
11/22/00	Mira! Editorial, Inc.	Mira!	vol 1 #12
11/22/00	Mira! Editorial, Inc.	Mira!	vol 1 #13
11/22/00	American Media Consumer Entertainment, Inc.	Sun	vol 18 #45-48
11/22/00	Star Editorial, Inc.	Star	vol 27 #44-48
11/22/00	Globe Editorial, Inc.	Globe	vol 47 #44-48
11/22/00	National Enquirer, Inc.	Enquirer	vol 75 #16-20
11/22/00	Country Music Media Group, Inc.	Country Weekly	vol 7 # 50
11/22/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #12
11/22/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #48
11/22/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #46
11/22/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #11
11/22/00	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1#10
11/27/00	American Media Mini Mags, Inc.	Cancer - January February March 2001
11/27/00	American Media Mini Mags, Inc.	Leo - January February March 2001
11/27/00	American Media Mini Mags, Inc.	Gemini - January February March 2001
11/27/00	American Media Mini Mags, Inc.	Aries - January February March 2001
11/27/00	American Media Mini Mags, Inc.	Virgo - January February March 2001
11/27/00	American Media Mini Mags, Inc.	Sagittarius - January February March 2001
11/27/00	American Media Mini Mags, Inc.	Pisces - January February March 2001
11/27/00	American Media Mini Mags, Inc.	Scorpio - January February March 2001

Filing Date	Company	Title	Issue (if any)
11/27/00	American Media Mini Mags, Inc.	Romance Library - Nordic Summer
11/27/00	American Media Mini Mags, Inc.	Secret Word	#8
11/27/00	American Media Mini Mags, Inc.	Amaze Your Family & Friends!
11/27/01	American Media Mini Mags, Inc.	Zodiac Guide for 2001
11/27/00	American Media Mini Mags, Inc.	What do Dogs Dream About?
11/27/00	American Media Mini Mags, Inc.	The Magic of Vinegars
11/27/00	American Media Mini Mags, Inc.	Holiday Fun for Kids
11/27/00	American Media Mini Mags, Inc.	Mystery Word Games	#168
11/27/00	American Media Mini Mags, Inc.	Seek and Find	#113
11/27/00	American Media Mini Mags, Inc.	Secret Word Games	#165
11/27/00	American Media Mini Mags, Inc.	Why Do Pets Do That?
11/27/00	American Media Mini Mags, Inc.	Why Do Cowboys Wear High Heels?
12/07/00	Mira! Editorial, Inc.	Mira!	vol 1 #44
12/07/00	Country Music Media Group, Inc.	Country Weekly	vol 7 #52
12/07/00	American Media Mini Mags, Inc.	Libra 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Gemini 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Aries 2001 Horoscope	January
12/07/01	American Media Mini Mags, Inc.	Sagittarius 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Aquarius 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Pisces 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Capricorn 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Scorpio 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Virgo 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Leo 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Cancer 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Taurus 2001 Horoscope	January
12/07/00	American Media Mini Mags, Inc.	Cancer 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Taurus 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Virgo 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Scorpio 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Capricorn 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Pisces 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Aquarius 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Sagittarius 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Libra 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Leo 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Gemini 2001 Horoscope	February
12/07/00	American Media Mini Mags, Inc.	Aries 2001 Horoscope	February
12/27/00	Mira! Editorial, Inc.	Mira!	vol 1 #15
12/27/00	American Media Mini Mags, Inc.	Garlic and Vinegar - Nature’s Healing Twins
12/27/00	American Media Mini Mags, Inc.	Secret Word	#9
12/27/00	National Examiner, Inc.	National Examiner	vol 37 #49-01
12/27/00	National Enquirer, Inc.	Enquirer	vol 75 #21-25
12/27/00	Star Editorial, Inc.	Star	vol 27 #50-01
12/27/00	Globe Editorial, Inc.	Globe	vol 47 #49-01
01/18/01	American Media Mini Mags, Inc.	Taurus- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Aries- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Sagittarius- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Leo- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Capricorn- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Gemini- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Virgo- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Pisces- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Aquarius- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Scorpio- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Cancer- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Libra- April May June 2001
01/18/01	American Media Mini Mags, Inc.	Cancer 2001 Horoscope	March

Filing Date	Company	Title	Issue (if any)
01/18/01	American Media Mini Mags, Inc.	Taurus 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Virgo 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Scorpio 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Capricorn 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Pisces 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Aquarius 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Sagittarius 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Libra 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Leo 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Gemini 2001 Horoscope	March
01/18/01	American Media Mini Mags, Inc.	Aries 2001 Horoscope	March
01/18/01	AM Auto World Weekly, Inc.	Auto World Weekly	vol 2 #1
01/18/01	AM Auto World Weekly, Inc.	Auto World Weekly	vol 2 #2
01/18/01	AM Auto World Weekly, Inc.	Auto World Weekly	vol 2 #3
01/18/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #2
01/18/01	Mira! Editorial, Inc.	Mira!	vol 1 #16
01/18/01	Mira! Editorial, Inc.	Mira!	vol 2 #1
01/18/01	American Media Consumer Entertainment, Inc.	Sun	vol 19 #2-5
01/18/01	National Examiner, Inc.	National Examiner	vol 38 #2-5
01/18/01	National Enquirer, Inc.	Enquirer	vol 75 #26-29
01/18/01	American Media Mini Mags, Inc.	Love Lines
01/18/01	American Media Mini Mags, Inc.	Arthritis!
01/18/01	American Media Mini Mags, Inc.	How to Get ORGANIZED!
01/18/01	American Media Mini Mags, Inc.	Slimming Soups
01/18/01	American Media Mini Mags, Inc.	Secret Word Games	#168
01/22/01		Hollywood- Best and Worst of the Year	vol 2 #1
01/23/01	Country Music Media Group, Inc.	Country Music	#206 (1)
01/24/01	American Media Mini Mags, Inc.	What The Bible Says About the End Times	#75
01/24/01	American Media Mini Mags, Inc.	How to Find & Keep Someone to Love	#75
01/30/01	Star Editorial, Inc.	Star	vol 28 #2-5
01/20/01	Globe Editorial, Inc.	Globe	vol 48 #2-5
02/01/01	AM Auto World Weekly, Inc.	Auto World Weekly	vol 2 #4
02/01/01	AM Auto World Weekly, Inc.	Auto World Weekly	vol 2 #5
02/01/01	Country Music Media Group, Inc.	Country Weekly	vol 7 #4
02/01/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #6
02/01/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #8
02/01/01	Mira! Editorial, Inc.	Mira!	vol 2 #2
02/01/01	Mira! Editorial, Inc.	Mira!	vol 2 #3
02/01/01	American Media Mini Mags, Inc.	Pisces 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Capricorn 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Scorpio 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Virgo 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Cancer 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Taurus 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Aquarius 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Sagittarius 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Libra 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Leo 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Gemini 2001 Horoscope	April
02/01/01	American Media Mini Mags, Inc.	Aries 2001 Horoscope	April
02/15/01	American Media Mini Mags, Inc.	Secret Word
02/15/01	American Media Mini Mags, Inc.	Seek and Find	#115
02/15/01	American Media Mini Mags, Inc.	Secret Word Games	#169
02/15/01	National Enquirer, Inc.	Enquirer	vol 75 #30-33
02/15/01	Globe Editorial, Inc.	Globe	vol 48 #6-9
02/15/01	Mira! Editorial, Inc.	Mira!	vol 2 #3
02/15/01	American Media Consumer Entertainment, Inc.	Sun	vol 19 #6-9
02/15/01	National Examiner, Inc.	National Examiner	vol 38 #6-9

Filing Date	Company	Title	Issue (if any)
02/20/01	AM Auto World Weekly, Inc.	2001 Used Car Buyers Guide	vol 1 #1
02/20/01	AM Auto World Weekly, Inc.	AMI Auto World Weekly	vol 2 #6
02/20/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #10
03/15/01	AM Auto World Weekly, Inc.	AMI Auto World Weekly	vol 2 #7
03/15/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #14
03/15/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #12
03/15/01	Country Music Media Group, Inc.	Country Music	April/May 2001
03/15/01	Mira! Editorial, Inc.	Mira!	vol 2 #5-9
03/15/01	American Media Consumer Entertainment, Inc.	Sun	vol 19 #10-13
03/15/01	National Examiner, Inc.	National Examiner	vol 38 #10-13
03/15/01	Star Editorial, Inc.	Star	vol 28 #10-13
03/15/01	Globe Editorial, Inc.	Globe	vol 48 #10-13
03/15/01	National Enquirer, Inc.	Enquirer	vol 75 #34-37
04/11/01	National Examiner, Inc.	National Examiner	vol 38 #14-17
04/11/01	Globe Editorial, Inc.	Globe	vol 48 #14-17
04/11/01	American Media Consumer Entertainment, Inc.	Sun	vol 19 #14-17
04/11/01	Star Editorial, Inc.	Star	vol 28 #14-17
04/11/01	National Enquirer, Inc.	Enquirer	vol 75 #38-41
04/11/01	Mira! Editorial, Inc.	Mira!	vol 2 #10-13
04/11/01	American Media Mini Mags, Inc.	Taurus 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Cancer 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Virgo 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Scorpio 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Capricorn 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Pisces 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Aquarius 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Sagittarius 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Libra 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Leo 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Gemini 2001 Horoscope	June
04/11/01	American Media Mini Mags, Inc.	Aries 2001 Horoscope	June
04/18/01	American Media Mini Mags, Inc.	Capricorn 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Pisces 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Scorpio 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Virgo 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Cancer 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Taurus 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Aquarius 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Sagittarius 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Libra 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Leo 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Gemini 2001 Horoscope	May
04/18/01	American Media Mini Mags, Inc.	Aries 2001 Horoscope	May
05/02/01	American Media Mini Mags, Inc.	How to Read a Man or a Woman Like a Book!
05/02/01	American Media Mini Mags, Inc.	What Do you Know?
05/02/01	American Media Mini Mags, Inc.	What will we Call the Baby?
05/02/01	American Media Mini Mags, Inc.	Shrink your Tummy!
05/02/01	American Media Mini Mags, Inc.	Secret Word Games	#170
05/02/01	American Media Mini Mags, Inc.	Scan And Find	#108
05/02/01	AM Auto World Weekly, Inc.	2001 Used Car Buyers Guide
05/02/01	American Media Mini Mags, Inc.	More Angel Voices
05/14/01	American Media Consumer Entertainment, Inc.	Sun	vol 19 #18-21
05/14/01	National Examiner, Inc.	Examiner	vol 38 #18-21
05/14/01	Globe Editorial, Inc.	Globe	vol 48 #18-21
05/14/01	Star Editorial, Inc.	Star	vol 28 #18-21
05/14/01	National Enquirer, Inc.	Enquirer	vol 75 #42-45
05/14/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #20
05/14/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #18

Filing Date	Company	Title	Issue (if any)
05/14/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #16
05/14/01	Country Music Media Group, Inc.	Country Music	June/July 2001
05/14/01	AM Auto World Weekly, Inc.	Auto World Weekly	vol 2 #8
05/15/01	American Media Mini Mags, Inc.	Sagittarius 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Libra 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Leo 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Cancer 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Virgo 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Aries 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Aquarius 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Pisces 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Gemini 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Taurus 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Capricorn 2001 Horoscope	July
05/15/01	American Media Mini Mags, Inc.	Scorpio 2001 Horoscope	July
05/15/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #22
05/15/01	American Media Mini Mags, Inc.	Secret Word	#13
05/15/01	American Media Mini Mags, Inc.	Aries-July August September 2001
05/15/01	American Media Mini Mags, Inc.	Sagittarius-July August September 2001
05/15/01	American Media Mini Mags, Inc.	Taurus-July August September 2001
05/15/01	American Media Mini Mags, Inc.	Aquarius-July August September 2001
05/15/01	American Media Mini Mags, Inc.	Libra-July August September 2001
05/15/01	American Media Mini Mags, Inc.	Pisces-July August September 2001
05/15/01	American Media Mini Mags, Inc.	Scorpio-July August September 2001
05/15/01	American Media Mini Mags, Inc.	Cancer-July August September 2001
06/14/01	American Media Consumer Entertainment, Inc.	Sun	vol 19 #22-26
06/14/01	National Examiner, Inc.	National Examiner	vol 38 #22-26
06/14/01	Globe Editorial, Inc.	Globe	vol 48 # 22-26
06/14/01	Star Editorial, Inc.	Star	vol 28 #22-26
06/14/01	National Enquirer, Inc.	Enquirer	vol 75 #22-26
06/14/01	Mira! Editorial, Inc.	Mira!	vol 2 #18-22
06/14/01	American Media Mini Mags, Inc.	Do you Know Your Bible?
06/14/01	Country Music Media Group, Inc.	Country Weekly	vol 8 #26
06/14/01	AM Auto World Weekly, Inc.	AMI Auto World Magazine	vol 2 #9
06/14/01	American Media Mini Mags, Inc.	Super Herbs	#6
06/14/01	American Media Mini Mags, Inc.	Mystery Word Games	#6
06/29/01	AM Auto World Weekly, Inc.	Auto World Weekly
07/11/01	American Media Mini Mags, Inc.	Mystery Word Games	#2
07/11/01	American Media Mini Mags, Inc.	Garlic and Vinegar Discover Their Power
07/11/01	Globe Editorial, Inc.	Globe	vol 48 #27-30
07/11/01	National Enquirer, Inc.	Enquirer	vol 75 #50-52, 76 #1-2
07/11/01	Star Editorial, Inc.	Star	vol 28 # 26-30
07/23/01	Mira! Editorial, Inc.	Mira!	vol 2 #23-27
07/23/01	American Media Consumer Entertainment, Inc.	Sun	vol 19 #27-32
07/23/01	National Examiner, Inc.	Examiner	vol 38 #27-32
08/16/01	AM Auto World Weekly, Inc.	Auto World Weekly	vol 1 #4
08/16/01	Country Music Media Group, Inc.	Country Weekly	#36
08/16/01	Mira! Editorial, Inc.	Mira!	vol 2 #28-31
08/16/01	National Enquirer, Inc.	Enquirer	vol 76 #3-7
09/04/01	American Media Mini Mags, Inc.	Mystery Word Games
10/15/01	American Media Mini Mags, Inc.	Nostradamus
10/18/01	American Media Mini Mags, Inc.	Scorpio - 2001 Horoscope	November
10/18/01	American Media Mini Mags, Inc.	Christmas Angels
10/18/01	American Media Mini Mags, Inc.	Mystery Word Games	#5
10/18/01	American Media Mini Mags, Inc.	Unsolved Murder Mysteries
10/18/01	American Media Mini Mags, Inc.	Cat Talk
11/13/01	AM Auto World Weekly, Inc.	AMI Auto World Weekly - Best of 2002

Filing Date	Company	Title	Issue (if any)
11/13/01	Country Music Media Group, Inc.	Country Weekly	vol 8#46
11/13/01	American Media Mini Mags, Inc.	Pisces - January February March 2002
11/15/01	National Examiner, Inc.	Examiner	vol 38#45-48
12/04/01	American Media Mini Mags, Inc.	Mystery Word Games	#7
12/26/01	American Media Mini Mags, Inc.	What His Sign Says About your Future!
01/10/02	Mira! Editorial, Inc.	Mira!	vol 2 #48
02/05/02	American Media Mini Mags, Inc.	Trim the Fat off your Tummy and Tush
04/18/02	American Media Mini Mags, Inc.	Healing Herbs to keep you out of the Doctor’s office
05/21/02	Country Music Media Group, Inc.	Country Weekly	vol 9 #12
06/11/02	American Media Mini Mags, Inc.	Scorpio 2002 Horoscope	August
07/01/02	American Media Mini Mags, Inc.	Summer Fun for Kids
07/11/02	American Media Mini Mags, Inc.	Libra 2002 Horoscope	September
08/15/02	American Media Mini Mags, Inc.	Prayers for Peace
09/18/02	American Media Mini Mags, Inc.	Sagittarius - 2002 Horoscope	November
09/18/02	American Media Mini Mags, Inc.	Mystery Word	#18
10/10/02	American Media Mini Mags, Inc.	WW Collector’s Series 1 0f 4-Kane
10/10/02	American Media Mini Mags, Inc.	Libra 2002 Horoscope	December
11/01/02	American Media Mini Mags, Inc.	Secret Word
11/01/02	American Media Mini Mags, Inc.	Seek and Find	#131
11/01/02	American Media Mini Mags, Inc.	Word Search from the Scriptures
11/01/02	American Media Mini Mags, Inc.	Mystery Word Games	#185
12/11/02	American Media Mini Mags, Inc.	Cocktails & Mocktails
01/23/03	American Media Mini Mags, Inc.	Mystery Word Games	#186
01/23/03	American Media Mini Mags, Inc.	The Pharmacist is In
01/23/03	American Media Mini Mags, Inc.	Mystery Word Game	#24
01/23/03	American Media Mini Mags, Inc.	Torrie: She’s On Fire!	WWE
01/23/03	American Media Mini Mags, Inc.	Trish: Startusfaction Guaranteed	WWE
01/23/03	American Media Mini Mags, Inc.	Como Comprar o Arrendar un Auto (o Camion) Sin Que Te Timen!	WWE
01/23/03	American Media Mini Mags, Inc.	Vive mas Años con Ajo!	WWE
01/23/03	American Media Mini Mags, Inc.	El Camino Hacia Dios
01/23/03	American Media Mini Mags, Inc.	Teniendo Un Bebe 101
01/23/03	American Media Mini Mags, Inc.	Look Ten Years Younger in Ten Weeks!
01/23/03	American Media Mini Mags, Inc.	Manna From Heaven
01/23/03	American Media Mini Mags, Inc.	Mystery Word Game	#23
01/23/03	American Media Mini Mags, Inc.	Your Numerology Guide to Love & Happiness
01/23/03	American Media Mini Mags, Inc.	Secret Word	#36
01/23/03	American Media Mini Mags, Inc.	Mira! La Revista Continental De Mas Venta	vol 3 #2
01/23/03	AMI Specials, Inc.	Ronald Reagan - His Legacy of Honor
01/23/03	National Enquirer, Inc.	Enquirer	vol 77 #24-26
03/07/03	American Media Mini Mags, Inc.	Secret Word	#37
03/07/03	American Media Mini Mags, Inc.	Listen up!
03/07/03	American Media Mini Mags, Inc.	Taurus - 2003 Horoscope
04/15/03	American Media Mini Mags, Inc.	Heaven Scent
04/15/03	American Media Mini Mags, Inc.	Secret Word Games #186
04/15/03	American Media Mini Mags, Inc.	Your Numerology Guide to Love, Happiness & Wealth
04/15/03	American Media Mini Mags, Inc.	Scan & Find #127
04/15/03	American Media Mini Mags, Inc.	Reflections How you can find inner peace in a troubled world
04/25/03	American Media Mini Mags, Inc.	Sientete bien en un tris
04/25/03	American Media Mini Mags, Inc.	Y el Ganador es . . . Tu!
04/25/03	American Media Mini Mags, Inc.	Pretty Kitty
05/21/03	American Media Mini Mags, Inc.	Explora la tierra santa
05/21/03	Weider Publications, LLC	Muscle & Fitness presents Total Nutrition
05/21/03	Weider Publications, LLC	Men’s Fitness	vol 18 #5
06/04/03	AMI Books, Inc.	Pam - life & loves of Pamela Anderson

Filing Date	Company	Title	Issue (if any)
07/01/03	Star Editorial, Inc.	Star	vol 30, 23-26
07/30/03	Country Music Media Group, Inc.	Country Weekly	vol 10 #17
12/31/03	Weider Publications, LLC	Arnold His 60 Day Campaign	VIII #6
12/31/03	Weider Publications, LLC	SHAPE presents Fit Pregnancy	Dec/Jan 2004
12/31/03	Weider Publications, LLC	Men’s Fitness	vol 20 #1
01/06/04	American Media Mini Mags, Inc.	Recipe Special - Healthy Meals in 20 mins
01/12/04	AM Auto World Weekly, Inc.	AMI Auto World Magazine	vol 3 #2
01/15/04	National Enquirer, Inc.	National Enquirer	vol 78 #24-27
01/15/04	Globe Editorial, Inc.	Globe	vol 50, #51-52; 51 #1-2
01/15/04	American Media Consumer Entertainment, Inc.	Sun	vol 21 #51/52; 22 #1-2
02/26/04	National Enquirer, Inc.	National Enquirer	vol 78 #32-35
02/26/04	Globe Editorial, Inc.	Globe	vol 51 #7-10
02/26/04	National Examiner, Inc.	National Examiner	vol 41 #7-10
02/26/04	American Media Consumer Entertainment, Inc.	Sun	vol 22 #4-7
06/01/04	Star Editorial, Inc.	Star	vol 31 #20-23
06/01/04	Weider Publications, LLC	Natural Health	vol 34 #4
06/29/04	Star Editorial, Inc.	Star	vol 31 #24-27
06/29/04	National Enquirer, Inc.	National Enquirer	vol 78 #48-51
06/29/04	National Examiner, Inc.	National Examiner	vol 41 #23-26
06/29/04	American Media Consumer Entertainment, Inc.	Sun	vol 21 #23-25 vol 22 # 26-28
07/09/04	Weider Publications, LLC	FLEX	vol 22 #6
07/09/04	Weider Publications, LLC	M&F	vol 65 #7
07/30/04	National Examiner, Inc.	National Examiner	vol 41 #27-30
08/30/04	Weider Publications, LLC	FLEX	vol 22 #7
08/30/04	Weider Publications, LLC	Hers	vol 5 #7
08/30/04	Weider Publications, LLC	Natural Health	vol 34 #9
09/30/04	Weider Publications, LLC	FLEX	vol 22 #8
09/30/04	Weider Publications, LLC	hers	vol 5 #8
12/01/04	National Enquirer, Inc.	National Enquirer	vol 79 #16-19
12/01/04	Weider Publications, LLC	FLEX	vol 22 #9
12/01/04	Weider Publications, LLC	Muscle & Fitness hers	vol 5 #10
01/03/05	Globe Editorial, Inc.	Globe	vol 51 #47-50
03/21/05	American Media Mini Mags, Inc.	Quitting Smoking FOR DUMMIES
03/21/05	American Media Mini Mags, Inc.	Bridge FOR DUMMIES
03/21/05	American Media Mini Mags, Inc.	QUICK! Best For Pets
03/21/05	American Media Mini Mags, Inc.	Kitchen Remodeling FOR DUMMIES
03/21/05	American Media Mini Mags, Inc.	QUICK! SUPERFOOD: Olive Oil
05/13/05	American Media Mini Mags, Inc.	Weight Loss That Works!
08/01/04	American Media Mini Mags, Inc.	QUICK! Live Debt-Free Now!
08/08/05	American Media Mini Mags, Inc.	The BIG SEEK & FIND
08/08/05	American Media Mini Mags, Inc.	MYSTERY WORD #51
08/08/05	American Media Mini Mags, Inc.	SECRET WORD #65
09/14/05	American Media Mini Mags, Inc.	29 Delicious Recipes Slim Down with Soup
12/02/05	National Examiner, Inc.	National Examiner	vol 42 #46-49
02/17/06	AM Auto World Weekly, Inc.	mph (Oct-Nov-Dec/Jan-Feb 2006)	vol 2 #10-11, 3 #1,2
05/11/06	National Examiner, Inc.	National Examiner	vol 43 14-17
05/25/06	American Media Mini Mags, Inc.	Leo - JULY AUGUST SEPTEMBER 2006
05/25/06	American Media Mini Mags, Inc.	Taurus - JULY AUGUST SEPTEMBER 2006
05/25/06	American Media Mini Mags, Inc.	Libra - JULY AUGUST SEPTEMBER 2006
10/13/06	American Media Mini Mags, Inc.	Scan and Find #139
10/13/06	American Media Mini Mags, Inc.	Bible Guide to Happiness	pub 1-13-06
10/13/06	American Media Mini Mags, Inc.	YOUR SPRING horoscope
10/13/06	American Media Mini Mags, Inc.	Mystery Word #56
10/13/06	American Media Mini Mags, Inc.	Mystery Word #57	pub 2-17-06

Filing Date	Company	Title	Issue (if any)
10/13/06	American Media Mini Mags, Inc.	Great Shakes and Smoothies
10/13/06	American Media Mini Mags, Inc.	Mystery Word #58
10/18/06	American Media Mini Mags, Inc.	Secret Word #75
04/09/07	Globe Editorial, Inc.	GLOBE	vol 54 #10-15
04/09/07	Country Music Media Group, Inc.	Country Weekly	vol 14 #3-6
04/09/07	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	vol 7 #4-10
07/16/07	American Media Mini Mags, Inc.	Super Herbs - 30 healing herbs!
07/16/07	American Media Mini Mags, Inc.	Secret Word #84
07/20/07	American Media Consumer Entertainment, Inc.	SUN	vol 24 #16-28
07/20/07	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	vol 7 #12-24
07/24/07	Weider Publications, LLC	Muscle & Fitness	vol 68 #6, 7, 8
07/24/07	Weider Publications, LLC	Natural Health	vol 37 #6, 7, 8
07/24/07	Weider Publications, LLC	SHAPE	vol 26 #10, 11, 12
09/28/07	Mira! Editorial, Inc.	Mira! La Revista #1 De la Farandula	vol 7 #26-40
09/28/07	American Media Mini Mags, Inc.	SEEK AND FIND #165
09/28/07	American Media Mini Mags, Inc.	Scan & Find from the Bible
09/28/07	American Media Mini Mags, Inc.	Are you PSYCHIC?
04/22/08	American Media Mini Mags, Inc.	Leo - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Aries - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Sagittarius - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Capricorn - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Virgo - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Taurus - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Gemini - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Libra - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Aquarius - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Pisces - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Scorpio - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Cancer - APRIL MAY JUNE 2008
04/22/08	American Media Mini Mags, Inc.	Pamper Your Cat
04/22/08	American Media Mini Mags, Inc.	Scan & Find No. 159
04/22/08	American Media Mini Mags, Inc.	Secret Word #90
04/22/08	American Media Mini Mags, Inc.	Mystery Word #76
04/22/08	American Media Mini Mags, Inc.	Good Carbs, Bad Carbs
04/22/08	American Media Mini Mags, Inc.	Spring Love Signs
04/22/08	American Media Mini Mags, Inc.	Seek and Find No. 167
04/22/08	American Media Mini Mags, Inc.	Scan and Find No. 160
04/22/08	American Media Mini Mags, Inc.	Secret word #91
04/22/08	American Media Mini Mags, Inc.	GET OUT OF DEBT!
04/22/08	American Media Mini Mags, Inc.	Your Spring Horoscope
04/22/08	American Media Mini Mags, Inc.	Mystery Word #77
04/22/08	American Media Mini Mags, Inc.	Seek and Find No. 168
04/22/08	American Media Mini Mags, Inc.	Scan and Find No. 161
04/22/08	American Media Mini Mags, Inc.	Your Diet Diary
08/05/08	Weider Publications, LLC	MUSCLE & FITNESS (June 2008)	vol 69 #6
08/07/08	Mira! Editorial, Inc.	Mira (April 28, 2008 - July 21, 2008)	vol 8 #17-29
09/26/08	Weider Publications, LLC	MUSCLE & FITNESS (June 2008)	vol 69 #6
02/25/09	Weider Publications, LLC	Muscle & Fitness (Jan-Feb 2009)	vol 70 #1-2
05/26/09	National Examiner, Inc.	National Examiner (Jan 12 - Mar 30)	vol 46 #2-13
05/26/09	American Media Consumer Entertainment, Inc.	Sun (Jan 12 - Mar 30)	vol 26 #2-13
05/26/09	Country Music Media Group, Inc.	Country Weekly (1-26-09—4-13-2009)	vol 16 #2-9
05/26/09	Mira! Editorial, Inc.	Mira (Jan 19 - 4-6-09)	vol 9 #3-14
05/26/09	Weider Publications, LLC	Fit Pregnancy (Jun/Jul 2009)	vol 16 #2
05/26/09	Weider Publications, LLC	Muscle & Fitness (mar-apr-may 2009)	vol 70 #3-4-5
05/26/09	Weider Publications, LLC	Natural Health (mar-apr-may 2009)	vol 39 #3-4-5
05/26/09	Weider Publications, LLC	Shape (mar-apr-may 2009)	vol 28 #7-8-9
11/18/09	Star Editorial, Inc.	Star (4-6-09—6-22-09)	vol 36 #14-25

Filing Date	Company	Title	Issue (if any)
11/18/09	Star Editorial, Inc.	Star (6-29-09—9-14-09)	vol 36 #26-37
11/18/09	National Enquirer, Inc.	National Enquirer (4-6-09—6-22-09)	vol 84 #14-25
11/18/09	National Enquirer, Inc.	National Enquirer (6-29-09—9-14-09)	vol 84 #26-37
11/18/09	Globe Editorial, Inc.	GLOBE (4-6-09—6-22-09)	vol 56 #14-25
11/18/09	Globe Editorial, Inc.	GLOBE (6-29-09—9-14-09)	vol 56 #26-37
11/18/09	National Examiner, Inc.	National Examiner (4-6-09 - 6-22-09)	vol 46 #14-25
11/18/09	National Examiner, Inc.	National Examiner (6-29-09 - 9-14-09 excl 8-31)	vol 46 #26-37
11/18/09	American Media Consumer Entertainment, Inc.	Sun (4-6-09 - 6-22-09)	vol 26 #14-25
11/18/09	American Media Consumer Entertainment, Inc.	Sun (6-29-09 - 9-14-09)	vol 26 #26-37
11/18/09	Mira! Editorial, Inc.	Mira (4-13-09 - 6-22-09)	vol 9 #15-25
11/18/09	Mira! Editorial, Inc.	Mira (6-29-09 - 9-14-09)	vol 9 #26-37
11/18/09	Country Music Media Group, Inc.	Country Weekly (4-20-09—7-6-2009)	vol 16 #10-21
11/18/09	Country Music Media Group, Inc.	Country Weekly (7-13-09 - 9-28-09)	vol 16 #22-33
02/04/10	Weider Publications, LLC	FLEX (june-Jul-Aug 2009)	vol 27 #4-5-6
02/04/10	Weider Publications, LLC	FLEX (Sept-Oct-Nov 2009)	vol 27 #7-8-9
02/04/10	Weider Publications, LLC	FLEX (Dec 2009 - Jan-Feb 2010)	vol 27 #10-11-12
02/10/10	Weider Publications, LLC	Shape (Jun-Summer-Jul 2009)	vol 28 #10-91-11
02/10/10	Weider Publications, LLC	Shape (Aug-Sep-Oct 2009)	vol 28/29 #12-1-2
02/10/10	Weider Publications, LLC	Shape (Nov-Dec-Jan 2009-2010)	vol 29 #3-4-5
02/10/10	Weider Publications, LLC	Men’s Fitness (Jun/Jul - Aug-Sept 2009)	vol 25 #5-6-7
02/10/10	Weider Publications, LLC	Men’s Fitness (Oct-Nov 2009)	vol 25 #8-9
02/10/10	Weider Publications, LLC	Men’s Fitness (Dec/Jan Feb 2010)	vol 25 #10; 26 1
02/10/10	Weider Publications, LLC	Muscle & Fitness (jun-jul-aug-sept 2009)	vol 70 #6-7-8-9
02/10/10	Weider Publications, LLC	Muscle & Fitness (oct-nov-dec 2009)	vol 70 #10-11-12
02/10/10	Weider Publications, LLC	Muscle & Fitness (Jan-Feb-Mar 2010)	vol 71 #1-2-3
04/01/10	Weider Publications, LLC	Natural Health (June - Jul/Aug 2009)	vol 39 #6-7
04/01/10	Weider Publications, LLC	Natural Health (Sept-Oct 2009)	vol 39 #8-9
04/01/10	Weider Publications, LLC	Natural Health (Nov - Dec/Jan - Feb 2010)	vol 39 #10; 40 1-2
04/01/10	Weider Publications, LLC	Fit Pregnancy (Oct/Nov 2009)	vol 16 #4
04/01/10	Weider Publications, LLC	mom & baby (fall 2009/winter2010)	vol 16 #5
04/01/10	Weider Publications, LLC	Fit Pregnancy (Dec/Jan 2010)	vol 16 #6
04/01/10	Weider Publications, LLC	Fit Pregnancy (Feb/Mar 2010)	vol 16 #7
04/01/10	Weider Publications, LLC	Fit Pregnancy (Apr/May 2010)	vol 17 #1
06/28/10	Star Editorial, Inc.	Star (9-21-09—11-23-09)	vol 36 #38-47
06/28/10	Star Editorial, Inc.	Star (11-30-09—1-4-10)	vol 36 #48-52; vol 37 #1
06/28/10	Star Editorial, Inc.	Star (1-11-10—3-29-10)	vol 37 #2-13
06/28/10	National Enquirer, Inc.	National Enquirer (9-21-09—11-23-09)	vol 84 #38-47
06/28/10	National Enquirer, Inc.	National Enquirer (11-30-09—1-4-10)	vol 84 #48-52; 85 #1
06/28/10	National Enquirer, Inc.	National Enquirer (1-11-10—3-29-10)	vol 85 #2-13
06/28/10	Globe Editorial, Inc.	GLOBE (9-21-09—11-23-09)	vol 56 #38-47
06/28/10	Globe Editorial, Inc.	GLOBE (11-30-09—1-4-10)	vol 56 #48-52; vol 57 #1
06/28/10	Globe Editorial, Inc.	GLOBE (1-11-10—3-29-10)	vol 57 #2-13
06/28/10	National Examiner, Inc.	National Examiner (9-21-09 - 11-23-09)	vol 46 #38-47
06/28/10	National Examiner, Inc.	National Examiner (11-30-09 - 1-4-10)	vol 46 #48-52; 47 #1
06/28/10	National Examiner, Inc.	National Examiner (1-11-10 - 3-29-10)	vol 47 #2-13
06/28/10	American Media Consumer Entertainment, Inc.	Sun (9-21-09 - 11-23-09)	vol 26 #38-47
06/28/10	American Media Consumer Entertainment, Inc.	Sun (11-30-09 - 1-4-10)	vol 26 #48-52; 27 #1
06/28/10	American Media Consumer Entertainment, Inc.	Sun (1-11-10 - 3-29-10)	vol 27 #2-13
06/28/10	Country Music Media Group, Inc.	Country Weekly (10-5-09—12-7-2009)	vol 16 #34-43
06/28/10	Country Music Media Group, Inc.	Country Weekly (12-14-09 - 1-4-10)	vol 16 #44-46; 17 #1

Filing Date	Company	Title	Issue (if any)
06/28/10	Country Music Media Group, Inc.	Country Weekly (1-11-10 - 3-29-10)	vol 17 #2-13
06/28/10	Weider Publications, LLC	FLEX (Mar-Apr-May-Jun 2010)	vol 28 #1-4
06/28/10	Weider Publications, LLC	Fit Pregnancy (Jun/Jul 2010)	vol 17 #2
06/28/10	Weider Publications, LLC	Fit Pregnancy (Aug/Sep 2010)	vol 17 #3
06/28/10	Weider Publications, LLC	Men’s Fitness (Mar/Apr/May 2010)	vol 26 #2-3-4
06/28/10	Weider Publications, LLC	Muscle & Fitness (Apr-May-Jun 2010)	vol 71 #4-5-6
06/28/10	Weider Publications, LLC	Muscle & Fitness (Jul-Aug-Sept 2010)	vol 71 #7-8-9
08/11/10	Weider Publications, LLC	Shape (Feb-Mar-Apr 2010)	vol 29 #6-7-8
08/11/10	Weider Publications, LLC	Shape (May-Jun-Jul 2010)	vol 29 #9-10-11
08/11/10	Mira! Editorial, Inc.	Mira (9-21-09 - 11-9-09)	vol 9 #38-45
08/11/10	Mira! Editorial, Inc.	Mira (11-616-09 - 1-4-10)	vol 9 #46-52; 10 #1
08/11/10	Mira! Editorial, Inc.	Mira (1-11-10 - 3-29-10)	vol 10 #2-13
08/11/10	Mira! Editorial, Inc.	Mira (4-5-10 - 6-21-10)	vol 10 #14-25
10/25/10	Star Editorial, Inc.	Star (4-5-10—6-21-10)	vol 37 #14-25
10/25/10	Star Editorial, Inc.	Star (6-28-10—9-13-10)	vol 37 #26-37
10/25/10	National Enquirer, Inc.	National Enquirer (4-5-10—6-21-10)	vol 85 #14-25
10/25/10	National Enquirer, Inc.	National Enquirer (6-28-10—9-13-10)	vol 85 #26-37
10/25/10	Globe Editorial, Inc.	Globe (4-5-10—6-21-10)	vol 57 #14-25
10/25/10	Globe Editorial, Inc.	Globe (6-28-10—9-13-10)	vol 57 #26-37
10/25/10	National Examiner, Inc.	National Examiner (4-5-10—6-21-10)	vol 47 #14-25
10/25/10	National Examiner, Inc.	National Examiner (6-28-10—9-13-10)	vol 47 #26-37
10/25/10	American Media Consumer Entertainment, Inc.	Sun (4-5-10—6-21-10)	vol 27 #14-25
10/25/10	American Media Consumer Entertainment, Inc.	Sun (6-28-10—9-13-10)	vol 27 #26-37
10/25/10	Country Music Media Group, Inc.	Country Weekly (4-5-10—6-21-10)	vol 17 #14-25
10/25/10	Country Music Media Group, Inc.	Country Weekly (6-28-10—9-13-10)	vol 17 #26-37
10/25/10	Mira! Editorial, Inc.	Mira (6-28-2010 - 9-13-2010)	vol 10 #26-37
10/25/10	Mira! Editorial, Inc.	Mira (9-20-10 - 10-25-10)	vol 10 #38-44
10/25/10	Weider Publications, LLC	FLEX (Jul-Aug-Sep-Oct 2010)	vol 28 #5-6-7-8
10/25/10	Weider Publications, LLC	Men’s Fitness (Jun/Jul-Aug-Sep-Oct 2010)	vol 26 #5-6-7
10/25/10	Weider Publications, LLC	MUSCLE & FITNESS 2010 Ultimate Supplement
10/25/10	Weider Publications, LLC	Muscle & Fitness hers (July/Aug 2009)	vol 10 #5
10/25/10	Weider Publications, LLC	Natural Health (March - April/May 2010)	vol 40 #3-4
10/25/10	Weider Publications, LLC	Natural Health (July/Aug - Sept/Oct 2010)	vol 40 #6-7
10/25/10	Weider Publications, LLC	SHAPE (Aug-Sept-Oct 2010)	vol 29 #12, 30 #1-2
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Smoothies
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Surviving Divorce
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Protecting your 401(k) and IRA
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Spiritual Healing
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Puppies
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Diabetes
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Word Search Puzzles
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Beating Stress
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Feng Shui
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Natural Remedies
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Finding Mr. Right
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Good Food From The Good Book
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Reflexology
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Green Cleaning
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Connecting with Your Angels
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Detoxing Your Body
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Faith
10/25/10	American Media Mini Mags, Inc.	Complete Idiots Guide to Managing Your Money

PATENTS

Patent Registrations

None.

Patent Applications

None.

TRADEMARK/TRADE NAMES

Trademark Registrations

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
Blue Dot	77598644	3714196	USA	23-Oct-2008	24-Nov-2009	16	AMI
Chinese characters translating as Health, Strength, Beauty	2000152352	1745980	China (Peoples Republic)	30-Sep-2000	14-Apr-2002	16	Weider
Country Weekly	75701053	2372499	USA	07-May-1999	01-Aug-2000 renewed: 01-Aug-2010	16	AMI
Country Weekly	75116052	2489717	USA	07-Jun-1996	18-Sep-2001	42	AMI
Design of a star within a dark square	73217522	1230662	USA	29-May-1979	08-Mar-1983 renewed: 08-Mar-2003	16	AMI
Enquirer	1088702	1088702	Australia	12-Jan-2005	01-Dec-2005	16	AMI
Fit Pregnancy	2166720	1.781.533	Argentina	31-Jul-1998	22-Mar-2000	16	Weider
Fit Pregnancy	2166721	1.781.532	Argentina	31-Jul-1998	22-Mar-2000	42	Weider
Fit Pregnancy	792057	792057	Australia	26-Apr-1999	26-Apr-1999	09, 16, 25, 41	Weider
Fit Pregnancy	820952400	820952400	Brazil	30-Sep-1998	13-Feb-2007	16	Weider
Fit Pregnancy	820952540	820952540	Brazil	30-Sep-1998	22-Jul-2008	42	Weider
Fit Pregnancy	1033364	TMA549,429	Canada	25-Oct-1999	07-Aug-2001	16	Weider
Fit Pregnancy	2000191929	1760899	China (Peoples Republic)	08-Dec-2000	07-May-2002	16	Weider
Fit Pregnancy	128399	235.364	Czech Republic	12-Dec-1997	27-Aug-2001	16, 25, 41, 42	Weider
Fit Pregnancy	98727680	98727680	France	10-Apr-1998	10-Apr-1998	16, 25, 42	Weider
Fit Pregnancy	397 59 188.8	397 59 188	Germany	10-Dec-1997	24-Apr-1998	16, 25, 42	Weider
Fit Pregnancy	135.483	135483	Greece	17-Dec-1997	17-Aug-1999	16	Weider
Fit Pregnancy	M97 04647	155 721	Hungary	12-Dec-1997	12-Dec-1997	16	Weider
Fit Pregnancy	1091/98	207028	Ireland	25-Mar-1998	25-Mar-1998	16	Weider
Fit Pregnancy	TO98C001271	816091	Italy	16-Apr-1998	30-May-2000	16, 25, 42	Weider
Fit Pregnancy	30126/1999	481866	Korea, Republic of	17-Aug-1999	21-Nov-2000	16	Weider
Fit Pregnancy	Z-181150	124910	Poland	10-Dec-1997	17-Oct-2000	16, 25, 42	Weider
Fit Pregnancy	3687-97	190182	Slovakia	12-Dec-1997	12-Dec-1997	16, 25, 35, 41, 42	Weider
Fit Pregnancy	98/13888	1998/13888	South Africa	06-Aug-1998	06-Aug-1998	16	Weider
Fit Pregnancy	90029728	1020821	Taiwan	19-Jul-2001	01-Nov-2002	16	Weider
Fit Pregnancy	74620491	1994180	USA	12-Jan-1995	13-Aug-1996 renewed: 13-Aug-2006	16	Weider
Fit Pregnancy	75230627	2188470	USA	24-Jan-1997	08-Sep-1998 renewed: 08-Sep-2008	42	Weider
Flavour	2004/04613	2004/04613	South Africa	24-Mar-2004	24-Mar-2004	16	Weider
Flavour	2003/03676	2003/03676	South Africa	03-Mar-2003	03-Mar-2003	16	Weider
Flex	2360268	2059286	Argentina	27-Nov-2001	22-Dec-2005	16	Weider
Flex	2360269	2012960	Argentina	27-Nov-2001	28-Feb-2005	42	Weider
Flex	792055	792055	Australia	26-Apr-1999	22-Sep-2000	09, 16, 41	Weider
Flex	AM 7042/97	174377	Austria	15-Dec-1997	27-Feb-1998	16, 25, 42	Weider
Flex	991466	698930	Benelux	13-Jun-2001	13-Jun-2001	16, 41, 42	Weider

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
Flex	498543	TMA283,742	Canada	09-Feb-1983	30-Sep-1983	16	Weider
Flex	128393	223102	Czech Republic	12-Dec-1997	23-Mar-2000	16, 25, 41, 42	Weider
Flex	98727683	98727683	France	10-Apr-1998	10-Apr-1998	16, 25, 42	Weider
Flex	1 094 282	LA 1 094 282	Germany	01-Jul-1997	01-Jul-1997	16	Weider
Flex	102.829	102.829	Greece	13-Feb-1991	13-Feb-1991	16	Weider
Flex	9801298	13138/1998	Hong Kong	04-Feb-1998	04-Feb-1998	16	Weider
Flex	M97 04651	158 629	Hungary	12-Dec-1997	12-Dec-1997	16	Weider
Flex	1391/98	209899	Ireland	09-Apr-1998	25-Mar-1998	16	Weider
Flex	TO98C001272	816092	Italy	16-Apr-1998	30-May-2000	16, 25, 42	Weider
Flex	Z-181146	132212	Poland	10-Dec-1997	03-Sep-2001	16, 25, 42	Weider
Flex	334790	334790	Portugal	20-Jan-1999	25-May-2001	16, 25, 42	Weider
Flex	M 2000 03997	47906	Romania	26-Sep-2000	25-May-2001	16	Weider
Flex	97716899	204044	Russian Federation	06-Nov-1997	27-Jul-2001	16, 25	Weider
Flex	3683-97	191412	Slovakia	12-Dec-1997	12-Dec-1997	16, 25, 35, 41, 42	Weider
Flex	9914/1997	453540	Switzerland	10-Dec-1997	31-Jul-1998	16, 42	Weider
Flex	86057796	872046	Taiwan	11-Nov-1997	16-Oct-1999	16	Weider
Flex	97113488/T	24787	Ukraine	02-Nov-1997	15-May-2002	16	Weider
Flex	1245417	1245417	United Kingdom	04-Jul-1985	04-Jul-1985	16	Weider
Flex	73473476	1340659	USA	02-Apr-1984	11-Jun-1985 renewed: 11-Jun-2005	16	Weider
Flex	75231063	2186743	USA	24-Jan-1997	01-Sep-1998 renewed: 01-Sep-2008	42	Weider
Flex	1988-002818	P-191672	Venezuela	31-Oct-1996	31-Oct-1996	16	Weider
Globe	74060376	1639082	USA	12-Mar-1990	26-Mar-1991 renewed: 03-Mar-2001	16	AMI
Globe	78405037	2997451	USA	20-Apr-2004	20-Sep-2005	41	AMI
H.U.G.E. Hardgainer’s Ultimate Growth Enhancement System	75492541	2433879	USA	23-May-1998	06-Mar-2001	16	Weider
Hardgainer’s Ultimate Growth Enhancement System	75209144	2285899	USA	06-Dec-1996	12-Oct-1999 renewed: 12-Oct-2009	16	Weider
Hers	3801321	3801321	European Community	28-Apr-2004	21-Jul-2006	16, 25, 41	Weider
Hers	75827278	2472316	USA	21-Oct-1999	24-Jul-2001	16	Weider
In Shape For Life	503581	TMA297209	Canada	16-May-1983	16-Nov-1984	16	Weider
International Astrological Society	74731935	2013496	USA	18-Sep-1995	05-Nov-1996 renewed: 13-Aug-2006	16	AMI
Joe Weider Flex		20.258	Peru		13-Oct-1995	16	Weider
Joe Weider Flex Megafitness		1.977.498	Spain	19-Jul-1995	05-Feb-1996	16	Weider
Joe Weider’s Men’s Fitness	891788	891788	Australia	11-Oct-2001	11-Oct-2001	9, 16, 41	Weider
Joe Weider’s Men’s Fitness	39922588.9/09	399 22 588	Germany	20-Apr-1999	17-May-1999	9, 16, 42	Weider
Joe Weider’s Men’s Fitness	9801300	04322/2002	Hong Kong	04-Feb-1998	22-Mar-2002	16	Weider

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
Joe Weider’s Muscle & Fitness	39922589.71	399 22 589	Germany	20-Apr-1999	17-May-1999	9, 16, 42	Weider
Joe Weider’s Muscle & Fitness	9801297	200213081	Hong Kong	04-Feb-1998	09-Oct-2002	16	Weider
Joe Weider’s Natural Health	1658962	1658962	European Cty	16-May-2000	10-Jul-2001	9, 16, 42	Weider
Joe Weider’s Shape And Design	240237	352037	Mexico	22-Jul-1986	30-Aug-1988	16	Weider
KPH	3910321	3910321	European Community	01-Jul-2004	02-Feb-2006	16 Int., 25 Int., 41 Int.	AMI
Living Fit	2166718	1814769	Argentina	31-Jul-1998	29-Dec-2000	16	Weider
Living Fit	30125/1999	481865	Korea, Republic of	17-Aug-1999	21-Nov-2000	16	Weider
Living Fit	78470947	3001890	USA	20-Aug-2004	27-Sep-2005	16	Weider
Looking Good Now!	78873586	3215564	USA	01-May-2006	06-Mar-2007	16, 41	Weider
Looking Good Now!	78876299	3215611	USA	01-May-2006	06-Mar-2007	16, 41	Weider
Men’s Fitness	2166722	1.781.531	Argentina	31-Jul-1998	22-Mar-2000	16	Weider
Men’s Fitness	2166724	1.785.764	Argentina	31-Jul-1998	03-Apr-2000	42	Weider
Men’s Fitness	820952567	820952567	Brazil	30-Sep-1998	14-Nov-2006	25	Weider
Men’s Fitness	820952575	820952575	Brazil	30-Sep-1998	22-Jul-2008	42	Weider
Men’s Fitness	588232	TMA360,378	Canada	20-Jul-1987	15-Sep-1989	16	Weider
Men’s Fitness	470.341	573.527	Chile	16-Dec-1999	07-Aug-2000	42	Weider
Men’s Fitness	470.34	573.526	Chile	16-Dec-1999	07-Aug-2000	16	Weider
Men’s Fitness	470.339	573.529	Chile	16-Dec-1999	07-Aug-2000	9	Weider
Men’s Fitness	2000191928	1760900	China (Peoples Republic)	08-Dec-2000	07-May-2002	16	Weider
Men’s Fitness	99078053	239012	Colombia	14-Dec-1999	24-Jul-2001	9	Weider
Men’s Fitness	99078052	239013	Colombia	14-Dec-1999	24-Jul-2001	16	Weider
Men’s Fitness	99078049	239016	Colombia	14-Dec-1999	24-Jul-2001	42	Weider
Men’s Fitness	128395	235.363	Czech Republic	12-Dec-1997	27-Aug-2001	16, 25, 41, 42	Weider
Men’s Fitness	98727682	98727682	France	10-Apr-1998	10-Apr-1998	16, 25, 42	Weider
Men’s Fitness	135450	135450	Greece	16-Dec-1997	16-Dec-1997	16	Weider
Men’s Fitness	M97 04649	155 728	Hungary	12-Dec-1997	12-Dec-1997	16	Weider
Men’s Fitness	1092/98-212645	212645	Ireland	25-Mar-1998	25-Mar-1998	16, 25, 42	Weider
Men’s Fitness	TO98C001278	816098	Italy	16-Apr-1998	30-May-2000	16, 25, 42	Weider
Men’s Fitness	4972/1998	438278	Korea, Republic of	24-Feb-1998	18-Jan-1999	16	Weider
Men’s Fitness	Z-181141	127971	Poland	10-Dec-1997	20-Feb-2001	16, 25, 42	Weider
Men’s Fitness	334795	334795	Portugal	20-Jan-1999	06-Sep-1999	16, 25, 42	Weider
Men’s Fitness	2001704369	233844	Russian Federation	15-Feb-2001	28-Dec-2002	16, 25, 42	Weider
Men’s Fitness	3685-97	190180	Slovakia	12-Dec-1997	12-Dec-1997	16, 25, 35, 41, 42	Weider
Men’s Fitness	98/13885	98/13885	South Africa	06-Aug-1998	06-Aug-1998	16	Weider
Men’s Fitness	98/13886	98/13886	South Africa	06-Aug-1998	06-Aug-1998	25	Weider
Men’s Fitness	98/13887	98/13887	South Africa	06-Aug-1998	06-Aug-1998	42	Weider
Men’s Fitness	86057798	840552	Taiwan	11-Nov-1997	16-Feb-1999	16	Weider
Men’s Fitness	2158359	2158359	United Kingdom	16-Feb-1998	16-Feb-1998	16	Weider
Men’s Fitness	74664965	1956592	USA	24-Apr-1995	13-Feb-1996 renewed: 13-Aug-2006	16	Weider

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
Men’s Fitness	73679354	1519426	USA	19-Aug-1987	03-Jan-1989 renewed: 03-Jan-2009	16	Weider
Men’s Fitness	75230631	2197109	USA	24-Jan-1997	20-Oct-1998 renewed: 20-Oct-2008	42	Weider
Men’s Fitness	21544-1999	P-224937	Venezuela	14-Dec-1999	28-Sep-2000	16	Weider
Men’s Fitness en Espanol	18247/03	301012-18247	Paraguay	21-Jul-2003	31-Jul-2007	35	Weider
Men’s Fitness en Espanol	18248/03	300312-18248	Paraguay	21-Jul-2003	09-Jul-2007	16	Weider
Men’s Fitness’ Fittest Cities	78240004	3450738	USA	21-Apr-2003	17-Jun-2008	41	Weider
Mini Mag	74730349	2042896	USA	18-Sep-1995	11-Mar-1997	16	AMI
Mm Micro Mags	75169313	2241439	USA	20-Sep-1996	27-Apr-1999	16	AMI
mom & baby (2-2-06 amended to Supp. Reg.)	78977001	3110777	USA	24-Jan-2005	27-Jun-2006	16	Weider
mph maximum performance + horsepower	78452082	3072071	USA	16-Jul-2004	21-Mar-2006	16	AMI
mph maximum performance + horsepower	78779628	3168579	USA	22-Dec-2005	07-Nov-2006	16	AMI
Muscle & Fitness	2166708	1.884.782	Argentina	31-Jul-1998	12-Sep-2002	16	Weider
Muscle & Fitness	2166709	1.781.537	Argentina	31-Jul-1998	22-Mar-2000	25	Weider
Muscle & Fitness	2166710	1.781.536	Argentina	31-Jul-1998	22-Mar-2000	42	Weider
Muscle & Fitness	792054	792054	Australia	26-Apr-1999	26-Apr-1999	09, 16, 25, 41	Weider
Muscle & Fitness	991465	704561	Benelux	13-Jun-2001	13-Jun-2001	16, 41, 42	Weider
Muscle & Fitness	820952346	820952346	Brazil	30-Sep-1998	13-Feb-2007	16	Weider
Muscle & Fitness	820952451	820952451	Brazil	30-Sep-1998	13-Feb-2007	25	Weider
Muscle & Fitness	820952460	820952460	Brazil	30-Sep-1998	03-Jul-2007	42	Weider
Muscle & Fitness		TMA254,376	Canada		02-Jan-1981	16	Weider
Muscle & Fitness	2000152351	1811401	China (Peoples Republic)	30-Sep-2000	21-Jul-2002	16	Weider
Muscle & Fitness	128392	230564	Czech Republic	12-Dec-1997	21-Feb-2001	16, 25, 41, 42	Weider
Muscle & Fitness	98727677	98727677	France	10-Apr-1998	10-Apr-1998	16, 25, 42	Weider
Muscle & Fitness	135.481	135481	Greece	17-Dec-1997	19-Sep-2000	16	Weider
Muscle & Fitness	M9704652	155 720	Hungary	12-Dec-1997	12-Dec-1997	16	Weider
Muscle & Fitness	1480753	1480753	India	22-Aug-2006	22-Aug-2006	16	Weider
Muscle & Fitness	1088/98	212644	Ireland	25-Mar-1998	25-Mar-1998	16, 25, 42	Weider
Muscle & Fitness	T098C001269	816089	Italy	16-Apr-1998	30-May-2000	16, 25, 42	Weider
Muscle & Fitness	4970/1988	438280	Korea, Republic of	24-Feb-1998	18-Jan-1999	16	Weider
Muscle & Fitness		17057	Peru		30-Jun-1995	16	Weider
Muscle & Fitness	Z-220041	153371	Poland	16-Jun-2000	16-Jun-2000	16, 25, 41	Weider
Muscle & Fitness	334800	334800	Portugal	20-Jan-1999	06-Sep-1999	16, 25, 42	Weider
Muscle & Fitness	M2001/03414	47225	Romania	16-Jul-2001	16-Jul-2001	16	Weider
Muscle & Fitness	97716898	181994	Russian Federation	06-Nov-1997	23-Nov-1999	16, 25	Weider
Muscle & Fitness	3677-97	190177	Slovakia	12-Dec-1997	12-Dec-1997	16, 25, 35, 41, 42	Weider
Muscle & Fitness	98/13895	98/13895	South Africa	06-Aug-1998	06-Aug-1998	16	Weider

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
Muscle & Fitness	98/13896	98/13896	South Africa	06-Aug-1998	06-Aug-1998	25	Weider
Muscle & Fitness	98/13897	98/13897	South Africa	06-Aug-1998	06-Aug-1998 renewed: 15-Jun-2009	42	Weider
Muscle & Fitness		1.218.253	Spain		05-Jan-1989	16	Weider
Muscle & Fitness	06193/1997	453191	Switzerland	30-Jul-1997	30-Jul-1997	16	Weider
Muscle & Fitness	86057795	851779	Taiwan	11-Nov-1997	16-May-1999	16	Weider
Muscle & Fitness	1999/22592	1999/022592	Turkey	23-Dec-1999	23-Dec-1999	16, 42	Weider
Muscle & Fitness	97113487/T	19533	Ukraine	04-Nov-1997	15-May-2001	16, 25	Weider
Muscle & Fitness	2158361	2158361	United Kingdom	16-Feb-1998	16-Feb-1998	16, 25	Weider
Muscle & Fitness	76379152	2692744	USA	22-Feb-2002	04-Mar-2003	16	Weider
Muscle & Fitness	75231064	2254062	USA	24-Jan-1997	15-Jun-1999	42	Weider
Muscle & Fitness	76461984	2775097	USA	28-Oct-2002	21-Oct-2003	35	Weider
Muscle & Fitness	76381533	2856392	USA	01-Mar-2002	22-Jun-2004	41	Weider
Muscle & Fitness	76379510	2842210	USA	22-Feb-2002	18-May-2004	41	Weider
Muscle & Fitness	76379150	3009086	USA	22-Feb-2002	25-Oct-2005	9, 16	Weider
Muscle & Fitness	2822/92	F-146533	Venezuela		09-Apr-1992	16	Weider
Muscle & Fitness & Design	98.74	98.74	Greece	01-Feb-1988	01-Feb-1988	16	Weider
Muscle & Fitness (Stylized)	76379509	2686042	USA	22-Feb-2002	11-Feb-2003	16	Weider
Muscle & Fitness (Stylized)	76379508	2842209	USA	22-Feb-2002	18-May-2004	41	Weider
Muscle & Fitness Hers	1319596	TMA750,331	Canada	29-Sep-2006	15-Oct-2009	9, 16, 42	Weider
Muscle & Fitness Hers	2905552	2905552	European Community	20-Sep-2002	08-May-2004	09, 16, 25, 41, 44	Weider
Muscle & Fitness Hers	76379154	2708922	USA	22-Feb-2002	22-Apr-2003	16	Weider
Muscle & Fitness Hers	76379156	2842208	USA	22-Feb-2002	18-May-2004	41	Weider
National Enquirer	1707186	1921806	Argentina	10-Oct-1989	29-Jan-1993	16	AMI
National Enquirer	520917	A520917	Australia	11-Oct-1989	13-Feb-1992	16	AMI
National Enquirer	278693	278693	Australia	27-May-1974	27-May-1974	16	AMI
National Enquirer	68439	469954	Benelux	06-Oct-1989	06-Oct-1989	16	AMI
National Enquirer	815378939	815378939	Brazil	23-Feb-1990	07-Apr-1992	11	AMI
National Enquirer	815378947	815378947	Brazil	23-Feb-1990	07-Apr-1992	16	AMI
National Enquirer	375523	TMA207409	Canada	24-May-1974	30-May-1975	1	AMI
National Enquirer	756789	9541991	Denmark	11-Oct-1989	08-Feb-1991	16	AMI
National Enquirer	505189	123615	Finland	05-Oct-1989	21-Dec-1992	16	AMI
National Enquirer	160429	1554876	France	11-Oct-1989	11-Oct-1989	16	AMI
National Enquirer	G3730916WZ	1157864	Germany	05-Oct-1989	05-Oct-1989	16	AMI
National Enquirer	25442C89	885385	Italy	31-Oct-1989	12-Aug-1992	16	AMI
National Enquirer	1126152	2444572	Japan	06-Nov-1989	31-Aug-1992	16	AMI
National Enquirer	73667	476407	Mexico	13-Oct-1989	10-Oct-1994	38	AMI
National Enquirer	196565	B196565	New Zealand	04-Oct-1989	14-Feb-1994	16	AMI
National Enquirer	894858	145298	Norway	04-Oct-1989	30-May-1991	16	AMI
National Enquirer	259371	259371	Portugal	25-Oct-1989	06-May-1993	16	AMI
National Enquirer	1524298	1524298	Spain	11-Oct-1989	05-Nov-1991	16	AMI
National Enquirer	8909439	235198	Sweden	05-Oct-1989	29-May-1992	16	AMI
National Enquirer	1400460	1400460	United Kingdom	05-Oct-1989	19-Jun-1992	16	AMI
National Enquirer	102995	1029995	United Kingdom	24-May-1974	24-May-1974	16	AMI

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
National Enquirer	72128501	736824	USA	25-Sep-1961	28-Aug-1962 renewed: 28-Aug-2002	16	AMI
National Enquirer	75116089	2373131	USA	07-Jun-1996	01-Aug-2000	42	AMI
National Enquirer, The	78640169	3087754	USA	31-May-2005	02-May-2006	16	AMI
National Examiner	78097907	2625275	USA	12-Dec-2001	24-Sep-2002	16	AMI
Natural Health	1033690	TMA709,880	Canada	25-Oct-1999	18-Mar-2008	16	Weider
Natural Health	686533	862873	Mexico	08-Nov-2004	08-Nov-2004	16	Weider
Natural Health	99700860	196727	Russian Federation	28-Jan-1999	20-Nov-2000	09, 16, 42	Weider
Natural Health	2004/04614	2004/04614	South Africa	24-Mar-2004	24-Mar-2004	16	Weider
Natural Health	2003/04186	2003/04186	South Africa	12-Mar-2003	12-Mar-2003	16	Weider
Natural Health	75424593	2259027	USA	28-Jan-1998	06-Jul-1999 renewed: 09-Jul-2009	16	Weider
Quick!	78348350	2965061	USA	06-Jan-2004	05-Jul-2005	16	AMI
Shape	2166714	1.855.280	Argentina	31-Jul-1998	14-Dec-2001	25	Weider
Shape	2166713	1.781.535	Argentina	31-Jul-1998	22-Mar-2000	16	Weider
Shape	2166715	1.971.706	Argentina	31-Jul-1998	15-Feb-2004	42	Weider
Shape	792056	792056	Australia	26-Apr-1999	26-Apr-1999	9, 16, 42	Weider
Shape	AM703897	179026	Austria	15-Dec-1997	17-Nov-1998	16, 25, 42	Weider
Shape	AM196195	158574	Austria	06-Apr-1995	31-Jul-1995	16, 25	Weider
Shape	845701	573055	Benelux	04-Apr-1995	04-Apr-1995	16, 25	Weider
Shape	1028146	TMA544976	Canada	08-Sep-1999	11-May-2001	16	Weider
Shape	2000191927	1725045	China (Peoples Republic)	08-Dec-2000	07-Mar-2002	16	Weider
Shape	128394	221620	Czech Republic	12-Dec-1997	27-Dec-1999	16, 25, 41, 42	Weider
Shape	158171	1553311	France	02-Oct-1989	02-Oct-1989	16	Weider
Shape	98727675	98727675	France	10-Apr-1998	10-Apr-1998	25, 42	Weider
Shape	39514607	39514607	Germany	04-Apr-1995	21-Sep-1999	16, 25	Weider
Shape	397 59 182	397 59 182	Germany	10-Dec-1997	24-Apr-1998	16, 25, 42	Weider
Shape	135473	135473	Greece	17-Dec-1997	17-Aug-1999	16, 42	Weider
Shape	9801299	B01848	Hong Kong	04-Feb-1998	27-Jan-2000	16	Weider
Shape	M9704650	155 725	Hungary	12-Dec-1997	12-Dec-1997	16, 25, 42	Weider
Shape	D00.2008.9750	IDM000222644	Indonesia	19-Mar-2008	15-Oct-2009	16	Weider
Shape	139098	208905	Ireland	09-Apr-1998	09-Apr-1998	16	Weider
Shape	109698	209493	Ireland	25-Mar-1998	25-Mar-1998	25, 42	Weider
Shape	9800	98000	Israel	10-Apr-1995	05-Feb-1998	16	Weider
Shape	98001	98001	Israel	10-Apr-1995	28-Oct-1997	25	Weider
Shape		728064	Italy		08-Jan-1995	05, 16, 25, 28	Weider
Shape	MI95C007596	729264	Italy	24-Jul-1995	15-Oct-1997	16, 25	Weider
Shape	19980004971	438279	Korea, Republic of	24-Feb-1998	18-Jan-1999	16	Weider
Shape	M-08-1053	M 61 835	Latvia	03-Jul-2008	20-Feb-2010	16	Weider
Shape	2008 1550	59463	Lithuania	08-Jul-2008	08-Jul-2008	16	Weider
Shape	8013525	8013525	Malaysia	10-Jul-2008	10-Jul-2008	16	Weider
Shape	589857	852063	Mexico	26-Feb-2003	26-Feb-2003	16	Weider
Shape	260604	B260604	New Zealand	02-Apr-1996	11-Apr-1997	16	Weider
Shape	Z-181145	124900	Poland	10-Dec-1997	17-Oct-2000	16, 25, 45	Weider
Shape	334791	334791	Portugal	20-Jan-1999	11-Nov-2005	25, 41, 42	Weider

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
Shape	97711028	218097	Russian Federation	02-Aug-1999	30-Jul-2002	16, 42	Weider
Shape	T04/03358G	T04/03358G	Singapore	04-Mar-2004	03-Apr-2004	16	Weider
Shape	368697	190181	Slovakia	12-Dec-1997	12-Dec-1997	16, 25, 35, 41, 42	Weider
Shape	98/13891	98/13891	South Africa	06-Aug-1998	06-Aug-1998	16	Weider
Shape	98/13892	98/13892	South Africa	06-Aug-1998	06-Aug-1998	25	Weider
Shape	98/13893	98/13893	South Africa	06-Aug-1998	06-Aug-1998	42	Weider
Shape	2004/04612	2004/04612	South Africa	24-Mar-2004	24-Mar-2004	28	Weider
Shape	1086574	1086574	Spain	22-Nov-1984	07-Oct-1985	16	Weider
Shape	6564/1995.8	P-434256	Switzerland	06-Apr-1995	06-Apr-1995	16, 25	Weider
Shape	86057797	843858	Taiwan	11-Nov-1997	16-Mar-1999	16	Weider
Shape	704585	KOR306312	Thailand	08-Aug-2008	08-Aug-2008	16	Weider
Shape	EE03.0412	EE030412	Tunisia	14-Mar-2003	14-Mar-2003	09, 16, 25, 42	Weider
Shape	1999/022593	1999/022593	Turkey	23-Dec-1999	23-Dec-1999	16, 35, 42	Weider
Shape	m200707623	98456	Ukraine	11-May-2007	27-Oct-08	16, 25, 42	Weider
Shape		79500	Ukraine		10-Jul-2007	16, 35, 41	Weider
Shape	98687	97014	UAE	12-Aug-2007	12-Aug-2007	16	Weider
Shape	2158356A	2158356A	United Kingdom	16-Feb-1998	21-Sep-2001	9	Weider
Shape	1217279	B1217279	United Kingdom	24-Apr-1984	24-Apr-1984	16	Weider
Shape	75230630	2189909	USA	24-Jan-1997	15-Sep-1998 renewed: 15-Sep-2008	42	Weider
Shape	73292633	1525562	USA	12-Jan-1981	21-Feb-1989 renewed: 21-Feb-2009	16	Weider
Shape	73490231	1495154	USA	16-Jul-1984	05-Jul-1988 renewed: 05-Jul-2008	25	Weider
Shape & Men’s Fitness Present Looking Good Now!	78480366	3015450	USA	08-Sep-2004	15-Nov-2005	16, 41	Weider
Shape (design)	1028147	TMA544977	Canada	18-Sep-1999	11-May-2001	16, 42	Weider
Shape (design)	M9905906	164411	Hungary	16-Dec-1999	16-Dec-1999	16, 35, 41	Weider
Shape (design)	76454921	2741626	USA	23-Sep-2002	29-Jul-2003	16 Int., 41 Int.	Weider
Shape (design)	73440747	1498564	USA	24-Aug-1983	02-Aug-1988 renewed: 21-Aug-2008	16	Weider
Shape (design)	76475872	2931313	USA	17-Dec-2002	08-Mar-2005	9	Weider
Shape Cooks	2166717	1.870.545	Argentina	31-Jul-1998	09-May-2002	42	Weider
Shape Cooks	1033693	TMA551894	Canada	25-Oct-1999	03-Oct-2001	16	Weider
Shape Cooks	1562352	334792	Portugal	20-Jan-1999	07-May-2004	16, 25, 42	Weider
Shape En Espanol	620167	850637	Mexico	22-Sep-2003	22-Sep-2003	16	Weider
Shape En Espanol	78313419	2910852	USA	14-Oct-2003	14-Dec-2004	16	Weider
Shape En Espanol	78405527	2997457	USA	21-Apr-2004	20-Sep-2005	41	Weider
Shape Escape	76369132	2639482	USA	07-Feb-2002	22-Oct-2002	41	Weider
Shape Fit Mama	30124030.2/09	30124030	Germany	12-Apr-2001	06-Aug-2001	09, 25, 38, 41	Weider
Shape Fit Mama	30116363.4/16	30116363	Germany	12-Mar-2001	12-Mar-2002	16, 25, 42	Weider

Registered Trademark	Application Number	Registration Number	Country	File Date	Registration Date	Int’l Class	Owner
Shape Kiadvany Fitt Mama	MOO0367	167707	Hungary	29-Jun-2000	29-Jun-2000	09, 16, 41	Weider
Shape Mama	Z-332617	R-21644	Poland	09-Nov-2007	24-Aug-2009	16, 25, 41	Weider
Shape pilates for pink	77365333	3491928	USA	07-Jan-2008	26-Aug-2008	36	Weider
Shape pilates for pink [stylized]	77367844	3491940	USA	09-Jan-2008	26-Aug-2008	36	Weider
Shape Up	328,850	TMA174822	Canada	24-Dec-1969	05-Mar-1971	16	Weider
Shape with new Chinese	92035738	1111296	Taiwan	05-Jun-2003	16-Jul-2004	16	Weider
Shape with new Chinese	92035739	1112907	Taiwan	05-Jun-2003	16-Jul-2004	41	Weider
Sheela Wood’s	74730403	2045528	USA	18-Sep-1995	18-Mar-1997 renewed: 18-Mar-2007	16	AMI
Star	75116088	2751537	USA	07-Jun-1996	19-Aug-2003	41	AMI
Star	73182128	1224966	USA	04-Aug-1978	25-Jan-1983 renewed: 25-Jan-2003	16	AMI
Star	2007735206	391436	Russian Federation	13-Nov-2007	13-Nov-07	9, 16, 41	AMI
Star Magazine	2007735505	374094	Russian Federation	15-Nov-2007	10-Mar-09	9, 16, 41	AMI
Star People	75430247	2484118	USA	06-Feb-1998	04-Sep-2001	16	AMI
Sun	75160019	2199246	USA	03-Sep-1996	27-Oct-1998 renewed: 27-Oct-2008	16	AMI

Trademark Applications

Pending Trademark	Status	Application No.	Country	Int’l Class	File Date
Fit Pregnancy	Pending	2.973.971	Argentina	41	22-Jan-2010
Fit Pregnancy	Pending	2973974	Argentina	44	22-Jan-2010
Fit Pregnancy - exclusive right to use reserve	Pending	04-2004-121014002100	Mexico		02-Dec-2004
Flex	Published	820952478	Brazil	16	30-Sep-1998
Flex	Pending	D00.2009.004245	Indonesia	16	11-Feb-2009
Flex	Pending	2346875	Spain	16	28-Sep-2000
Men’s Fitness	Pending	2976436	Argentina	41	03-Feb-2010
Men’s Fitness	Pending	2976439	Argentina	44	03-Feb-2010
Men’s Fitness	Pending	D00.2008.009751	Indonesia	16	19-Mar-2008
Men’s Fitness	Pending	1060299	Mexico	16	15-Jan-2010
Men’s Fitness	Pending	21543-1999	Venezuela	42	14-Dec-1999
Men’s Fitness - exclusive right to use	Pending	04-2004-121013591500	Mexico		02-Dec-2004
Muscle & Fitness	Pending	2973980	Argentina	42	22-Jan-2010
Muscle & Fitness	Pending	2973982	Argentina	44	22-Jan-2010
National Enquirer	Pending	12222	Venezuela	16	13-Jun-1997
Natural Health	Pending	85124074	USA	16	07-Sep-2010
Natural Health - exclusive right to use	Pending	04-2004-121013594000	Mexico	16	02-Dec-2004
Shape	Published	820952508	Brazil	16	30-Sep-1998
Shape	Published	820952516	Brazil	25	30-Sep-1998
Shape	Published	820952524	Brazil	42	30-Sep-1998
Shape	Pending	205135	Egypt	16	07-Aug-2007

Pending Trademark	Status	Application No.	Country	Int’l Class	File Date
Shape - exclusive right to use	Pending	04-2003-020716291600	Mexico		11-Jul-2003
Shape (design)	Pending	85042777	USA	41	19-May-2010
Shape Coverlook	Pending	2005/17424	South Africa	16	24-Aug-2005
Shape Coverlook	Pending	2005/17425	South Africa	35	24-Aug-2005
Shape Coverlook	Pending	2005/17426	South Africa	41	24-Aug-2005
Shape Coverlook	Pending	2005/17427	South Africa	44	24-Aug-2005
Shape Your Life	Published	2003/01215	South Africa	16	21-Jan-2003
Shape Your Life	Published	2003/01216	South Africa	35	21-Jan-2003
Shape Your Life	Published	2003/01217	South Africa	41	21-Jan-2003
Shape Your Life	Published	2003/01218	South Africa	44	21-Jan-2003
The Shape Look	Pending	2005/17428	South Africa	16	24-Aug-2005
The Shape Look	Pending	2005/17429	South Africa	35	24-Aug-2005
The Shape Look	Pending	2005/17430	South Africa	41	24-Aug-2005
The Shape Look	Pending	2005/17431	South Africa	44	24-Aug-2005
You Ate It? Negate It!	Published	77752196	USA	09, 16, 41	04-Jun-2009

Trade Names

None.

LICENSES

I. Licenses/Sublicensees

A. Copyrights

Although Copyright Licenses are not scheduled, the Borrower confirms that each Grantor grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all right, title or interest in all Copyright Licenses.

B. Patents

None.

C. Trademarks

Although Trademark Licenses are not scheduled, the Borrower confirms that each Grantor grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all right, title or interest in all Trademark Licenses.

D. Others

None.

Schedule IV to

the Guarantee and

Collateral Agreement

COMMERCIAL TORT CLAIMS

American Media, Inc. has a claim for an unspecified amount of damages against bankrupt magazine wholesaler Anderson News. American Media, Inc. shipped magazines to Anderson News for further redistribution in the days immediately prior to Anderson News’ announcement that it had ceased operations in February 2009. American Media, Inc. was unable to fully reclaim such delivered magazines for re release to alternative wholesalers.

Schedule V to

the Guarantee and

Collateral Agreement

ACCOUNTS

Depositary Institution	Address of Depositary Institution	Account Number	Name on Account	Type of Account and Purpose of Account
JP Morgan Chase Bank, N.A.	1 Chase Manhattan Plaza 7th Fl New York, NY 10005	00144002785	American Media, Inc.	Concentration Main wire account and receipt of Bauer, Curtis and other wires

JP Morgan Chase Bank, N.A.	1 Chase Manhattan Plaza 7th Fl New York, NY 10005	2908622976	American Media, Inc.	MMDA

JP Morgan Chase Bank, N.A.	1 Chaseside Bournemouth, Dorset BH7 7DA, UK	0022432501	American Media, Inc.	Pounds account and receipt of Assoc News

JP Morgan Chase Bank, N.A.	200 Bay Street, Suite 1800 Toronto, Ontario M5J2J2 Canada	4666701101	American Media, Inc.	Distribution Services

JP Morgan Chase Bank, N.A.	200 Bay Street, Suite 1800 Toronto, Ontario M5J2J2 Canada	4675409101	American Media, Inc.	Distribution Services

JP Morgan Chase Bank, N.A.	Attn: Test Check Dept. 5801 East Taft Road North Syracuse, NY 13212	6301419937509	American Media, Inc.	Gen AP/ Cont Disb/PosPay Main checking and ABA account

JP Morgan Chase Bank, N.A.	1 Chaseside Bournemouth, Dorset BH7 7DA, UK	0022432502	American Media, Inc.	Euro account

JP Morgan Chase Bank, N.A.	1 Chase Manhattan Plaza 7th Fl New York, NY 10005	323226981	American Media, Inc.	Employee medical benefit account

Chase Manhattan Bank, S.A., N.A.	Attn: Test Check Dept. 5801 East Taft Road North Syracuse, NY 13212	6301506923509	American Media, Inc.	Payroll /Cont Disb/PosPay

Chase Manhattan Bank, S.A., N.A.	Attn: Test Check Dept. 5801 East Taft Road North Syracuse, NY 13212	6301547265509	American Media, Inc.	Employee medical benefit account - pospay

CIBC/Canadian Imperial Bank of Commerce	CIBC Corporate Cash Management 161 Bay Street, 8th Floor Toronto, Ont. M5J 2S8	3457710	Distribution Services, Inc.	Canadian

Depositary Institution	Address of Depositary Institution	Account Number	Name on Account	Type of Account and Purpose of Account
Bank of America, CA	1655 Grant Street Bldg A, 10th Floor Concord, CA 94520	1257203133	American Media, Inc.	California Payroll/ Cont Disb/PosPay

Wachovia Bank, FL	NC8502 P.O. Box 563966 Charlotte, NC 28262 1525 West W.T. Harris Blvd Charlotte, NC 28622	2165820028668	American Media, Inc.	Advertising Revenue/ Lockbox and credit cards

Wachovia Bank, FL	NC8502 P.O. Box 563966 Charlotte, NC 28262 1525 West W.T. Harris Blvd Charlotte, NC 28622	2155001178868	American Media, Inc.	Flexsave Employee FSA

Wachovia Bank, FL	NC8502 P.O. Box 563966 Charlotte, NC 28262 1525 West W.T. Harris Blvd Charlotte, NC 28622	2000035192156	Distribution Services, Inc	Lockbox

Wachovia Bank, FL	NC8502 P.O. Box 563966 Charlotte, NC 28262 1525 West W.T. Harris Blvd Charlotte, NC 28622	2000037317748	American Media, Inc.	Lockbox

Wells Fargo	N9305-075 90 South 7th Street, 7th Floor Minneapolis, MN 55402	4030014468	American Media, Inc.	Subscriptions

Citizens State Bank of Waverly	P.O. Box 68 Waverly, MN 55390	737248	American Media, Inc.	Subscription Refund/Sweepstakes

Exhibit I to the

Guarantee and

Collateral Agreement

SUPPLEMENT NO. __ dated as of [            ], to the Guarantee and Collateral Agreement (as amended, modified or supplemented from time to time, the “Collateral Agreement”) dated as of December 22, 2010, among American Media, Inc., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the “Grantors”) and JPMorgan Chase Bank, N.A., a New York banking corporation (“JPMCB”), as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto and, JPMCB, as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.14 of Collateral Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor and a Grantor), Grantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all Deposit Accounts and Securities Accounts of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Intellectual Property of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:	/s/
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

By:	/s/
Name:
Title:

Schedule I

to the Supplement No. __ to the

Guarantee and

Collateral Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to the Supplement No. __ to the

Guarantee and

Collateral Agreement

PLEDGED SECURITIES

Equity Interests

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Debt Securities

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

to the Supplement No. __ to the

Guarantee and

Collateral Agreement

INTELLECTUAL PROPERTY

Exhibit II to the

Guarantee and

Collateral Agreement

FORM OF PERFECTION CERTIFICATE

PERFECTION CERTIFICATE

December 22, 2010

Reference is made to (i) the Credit Agreement dated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Media, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), (ii) the Indenture, dated as of December 1, 2010 (as amended, supplemented or otherwise modified from time to time, the “Senior Secured Notes Indenture”), among AMO Escrow Corporation and Wilmington Trust FSB, as trustee (in such capacity, the “Senior Secured Notes Trustee”) and (iii) the Indenture, dated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Indenture”), among the Borrower and Wilmington Trust FSB, as trustee (in such capacity, the “Second Lien Trustee”). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Guarantee and Collateral Agreement and the Security Documents referred to therein, the Senior Secured Notes Indenture or the Security Documents referred to therein or the Second Lien Indenture or the Security Documents referred to therein, as applicable.

The undersigned, an executive officer or Financial Officer of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party, the Senior Secured Notes Trustee and each other Secured Party (as defined in the Senior Secured Notes Indenture), and the Second Lien Trustee and each other Secured Party (as defined in the Second Lien Indenture), as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of incorporation or equivalent organizational document, is as follows:

Exact Legal Name of Each Grantor
American Media, Inc.
American Media Consumer Entertainment, Inc.
American Media Consumer Magazine Group, Inc.
American Media Distribution & Marketing Group, Inc.
American Media Mini Mags, Inc.
American Media Newspaper Group, Inc.
American Media Property Group, Inc.
AMI Digital Commerce, Inc.
Country Music Media Group, Inc.
Distribution Services, Inc.
Globe Communications Corp.
Globe Editorial, Inc.
Mira! Editorial, Inc.

National Enquirer, Inc.
National Examiner, Inc.
Star Editorial, Inc.
Weider Publications, LLC

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

None

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties to which each Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time in the last five years:

Distribution Services Inc. is qualified to do business in Florida and Illinois as “Distribution Services, Inc. of Delaware”

Distribution Services Inc. is qualified to do business in North Carolina as “Distribution Services, Inc. of Dover”

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

Grantor	Organizational ID Number
American Media, Inc.	2233683
American Media Consumer Entertainment, Inc.	3122310
American Media Consumer Magazine Group, Inc.	3122299
American Media Distribution & Marketing Group, Inc.	3122297
American Media Mini Mags, Inc.	3122307
American Media Newspaper Group, Inc.	3122292
American Media Property Group, Inc.	3188217
AMI Digital Commerce, Inc.	4910731
Country Music Media Group, Inc.	2367853

Distribution Services, Inc.	0819752
Globe Communications Corp.	0743027
Globe Editorial, Inc.	3120824
Mira! Editorial, Inc.	3122312
National Enquirer, Inc.	398726
National Examiner, Inc.	3120822
Star Editorial, Inc.	2098825
Weider Publications, LLC	3595495

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State
American Media, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

American Media Consumer Entertainment, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

American Media Consumer Magazine Group, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

American Media Distribution & Marketing Group, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

American Media Mini Mags, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

American Media Newspaper Group, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

American Media Property Group, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

AMI Digital Commerce, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

Country Music Media Group, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

Distribution Services, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

Globe Communications Corp.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

Globe Editorial, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

Mira! Editorial, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

National Enquirer, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

National Examiner, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

Star Editorial, Inc.	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

Weider Publications, LLC	1000 American Media Way Boca Raton, FL 33464	Palm Beach	Florida

(b) [Intentionally omitted]

(c) The jurisdiction of incorporation or organization of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction
American Media, Inc.	Delaware
American Media Consumer Entertainment, Inc.	Delaware
American Media Consumer Magazine Group, Inc.	Delaware
American Media Distribution & Marketing Group, Inc.	Delaware
American Media Mini Mags, Inc.	Delaware
American Media Newspaper Group, Inc.	Delaware
American Media Property Group, Inc.	Delaware
AMI Digital Commerce, Inc.	Delaware
Country Music Media Group, Inc.	Delaware
Distribution Services, Inc.	Delaware
Globe Communications Corp.	Delaware
Globe Editorial, Inc.	Delaware
Mira! Editorial, Inc.	Delaware

National Enquirer, Inc.	Florida
National Examiner, Inc.	Delaware
Star Editorial, Inc.	Delaware
Weider Publications, LLC	Delaware

(d) [Intentionally omitted]

(e) [Intentionally omitted]

(f) Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property, the street address for each property and the agreed market value apportioned to each site:

Address	Sq. Feet	Owned or Leased	Agreed Value
21122 Erwin Street (EAST) Woodland Hills, CA 91367	28,893	leased	n/a

6420 Wilshire Boulevard, 15th Floor Los Angeles, CA 90025	10,509	leased	n/a

4950 Communication Drive Boca Raton, FL 33431	56,660	leased	n/a

1020 Holland Drive, Bay 121 Boca Raton, FL 33487	1,108	leased	n/a

1665 Palm Beach Lakes Boulevard, Suites 401 & 409 West Palm Beach, FL 33401	7,763	leased	n/a

Space 305 (Warehouse) 1801 Hypoluxo Road Lantana, FL 33462	n/a	leased	n/a

1932 & 1934 7th Court North Lake Worth, FL 33461	7,250	leased	n/a

444 North Michigan Avenue, Suite 400 Chicago, IL 60611	6,366	leased	n/a

296 Town Center Drive Troy, MI 48084	1,006	leased	n/a

One Park Avenue, 10th Floor New York, NY 10016	24,739	leased	n/a

One Park Avenue, 3rd Floor New York, NY 10016	18,686	leased	n/a

One Park Ave, 3rd Floor New York, NY 10016	33,118	leased	n/a

118 16th Avenue South, Suites 230, 240D, 240E, 250E, 250C & 250D Nashville, TN 37203	4,500	leased	n/a

1955 Lake Park Drive, Suite 400 Smyrna, GA 30080	300	leased	n/a

901 Avenue S Grand Prairie, TX 75050	300	leased	n/a

27500 Riverview Center Boulevard, Suite 113 Bonita Springs, FL 34134	800	leased	n/a

(g) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Mailing Address	County	State
American Media, Inc.	Trend Offset Printing 3791 Catalina Street Los Alamitos, CA 90720	Orange	California

American Media, Inc.	Trend Offset Printing 2323 McDaniel Drive Carrollton, TX 75006	Dallas and Denton	Texas

American Media, Inc.	Trend Offset Printing 10301 Busch Drive North Jacksonville, FL 32218	Duval	Florida

American Media, Inc.	Quad/Graphics Inc. N63 W23075 Main Street Sussex, WI 53089	Waukesha	Wisconsin

American Media, Inc.	Quad/Graphics Inc. W22N3322 Duplainville Road Pewaukee, WI 53072	Waukesha	Wisconsin

American Media, Inc.	Quad/Graphics Inc. 6801 S. Sunnylane Road Oklahoma City OK 73135	Oklahoma	Oklahoma

American Media, Inc.	Quad/Graphics Inc. 56 Duplainville Road Saratoga Springs, NY 12866	Saratoga	New York

American Media, Inc.	Quad/Graphics Inc. 100 Duplainville Road P.O. Box 174 The Rock, GA 30285	Upson	Georgia

American Media, Inc.	R. R. Donnelley & Sons Company 300 Jones Road Spartanburg, SC 29307	Spartanburg	South Carolina

American Media, Inc.	R. R. Donnelley & Sons Company 3201 Lebanon Road Danville, KY 40422	Boyle	Kentucky

American Media, Inc.	R. R. Donnelley & Sons Company 1375 Harrisburg Pike Lancaster, PA 17601	Lancaster	Pennsylvania

American Media, Inc.	R. R. Donnelley & Sons Company 120 Donnelley Drive Glasgow, KY 42141	Barren	Kentucky

American Media, Inc.	R. R. Donnelley & Sons Company 801 Steam Plant Road Gallatin, TN 37066	Sumner	Tennessee

American Media, Inc.	R. R. Donnelley & Sons Company 2801 West Old Route 30 Warsaw, IN 46581	Kosciusko	Indiana

American Media, Inc.	R. R. Donnelley & Sons Company 216 Greenfield Road Lancaster, PA 17601	Lancaster	Pennsylvania

American Media, Inc.	R. R. Donnelley & Sons Company 5800 Peachtree Road Chamblee, GA 30341	DeKalb	Georgia

American Media, Inc.	R. R. Donnelley & Sons Company 1600 N. Main Street Pontiac, IL 61764	Livingston	Illinois

American Media, Inc.	WSI Warehouse Specialists 7144 Daniels Drive Allentown, PA 18106	Lehigh	Pennsylvania

American Media, Inc.	WSI Warehouse Specialists 356 Dixie Street Fond Du Lac, WI 54935	Wisconsin

American Media, Inc.	WSI Warehouse Specialists 1771 Morris Street Fond Du Lac, WI 54935	Fond Du Lac	Wisconsin

American Media, Inc.	BNSF Warehouse 3420 1/2 Garfield Avenue Track #6 Commerce, CA 90040	Los Angeles	California

American Media, Inc.	BNSF Warehouse 1141 East Glendale Ave Sparks, NV 89431	Washoe	Nevada

American Media, Inc.	Communications Data Services, Inc. 1901 Bell Avenue Des Moines, IA 50315	Des Moines	Iowa

American Media, Inc.	Communications Data Services, Inc. 411 E. South Street Tipton, IA 52772	Cedar	Iowa

American Media, Inc.	Communications Data Services, Inc. 1419 W. 5th Street Wilton, IA 52778	Muscatine	Iowa

Weider Publications, LLC	Communications Data Services, Inc. 1901 Bell Avenue Des Moines, IA 50315	Des Moines	Iowa

Weider Publications, LLC	Communications Data Services, Inc. 411 E. South Street Tipton, IA 52772	Cedar	Iowa

Weider Publications, LLC	Communications Data Services, Inc. 1419 W. 5th Street Wilton, IA 52778	Muscatine	Iowa

Weider Publications, LLC	P3 Corp. 28355 Witherspoon Pkway Valencia, CA 91355	Los Angeles	California

American Media, Inc.	R.R. Donnelley Logistics, Inc. 8200 East Slauson Pico Rivera, CA 90660	Los Angeles	California

American Media, Inc.	Nationwide Mag & Book 3680 East 52nd Avenue Denver, CO 80216	Denver	Colorado

American Media, Inc.	Skips Cargo, INC. 1585 Cliveden Avenue, Unit 12 Annacis Island, Delta, BC		British Columbia

American Media, Inc.	The News Group 2571 Saradan Drive Jackson, MI 49202	Jackson	Michigan

American Media, Inc.	Nationwide Mag & Book 4350 West 2100 Street, Suite B Salt Lake City, UT 84120	Salt Lake	Utah

American Media, Inc.	FSI/RRD Logistics 1565 North MacArthur Drive Tracy, CA 95376	San Joaquin	California

American Media, Inc.	Seewhy Transportation 1511 Pearl Street Waukesha, WI 53186	Waukesha	Wisconson

American Media, Inc.	Nationwide Magazines Northwest 4429 95th Street SW, Suite D Lakewood, WA 98499	Pierce	Washington

American Media, Inc.	Clark Distribution Systems 2400 International Parkway Woodridge, IL 60517	DuPage, Will and Cook	Illinois

American Media, Inc.	Clark Distribution 1401 Gould Boulevard La Vergne, TN 37086	Rutherford	Tennessee

American Media, Inc.	Clark Distribution 1 Passan Drive Bldg #4 Laflin, PA 18702	Luzerne	Pennsylvania

American Media, Inc.	Highway Distribution Systems, Inc. 1601 Kelly Boulevard Carrollton, TX 75006	Dallas	Texas

American Media, Inc.	Highway Distribution Systems, Inc. 8250 NE Underground Dr, Pillar 158 Kansas City, MO 64161	Jackson, Clay, Cass, and Platte	Missouri

American Media, Inc.	Highway Distribution Systems, Inc. Unit D, 601 Memory Lane York, PA 17402-2235	York	Pennsylvania

American Media, Inc.	Nationwide Magazine and Books Dist. Inc. 3000 E Grauwyler Irving, TX 75061	Dallas	Texas

American Media, Inc.	Nationwide Magazines 121 NE Middlefield Road Portland, OR 97211	Multnomah	Oregon

American Media, Inc.	Nationwide Magazines Midwest 4921 SO. Ohio Street, Unit A Michigan City, IN 46330	LaPorte	Indiana

American Media, Inc.	Nationwide Magazines Southeast 1000 South River Industrial Blvd. Atlanta, GA 30315	Fulton	Georgia

American Media, Inc.	Nationwide Magazines N.E. 401 Moulstown Road, #H Hanover, PA 17331	York	Pennsylvania

American Media, Inc.	Nationwide Magazines N.E. 6 Old Amity Road Bethany, CT 06525	New Haven	Connecticut

American Media, Inc.	FSI/RRD Logistics DC Portland 972RR 14950 NE Mason St Portland, OR 97230	Multnomah	Oregon

American Media, Inc.	FSI/RRD Logistics DC Stockton 3837 Producers Drive, Suite 500 Stockton, CA 95296	San Joaquin	California

3. Unusual Transactions. Except as disclosed in Schedule 3 attached hereto, all of the Collateral has been originated by each Grantor in the ordinary course of business or consists of goods which have been acquired by such Grantor in the ordinary course of business from a person in the business of selling goods of that kind.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding Equity Interests owned by each Grantor and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of each Grantor that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all instruments, including promissory notes and other evidence of indebtedness held by each Grantor that are required to be pledged to satisfy the Security Documents, including all intercompany notes between the Borrower or any Subsidiary and the Borrower or any other Subsidiary.

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by the Borrower or any Subsidiary to the Borrower or any Subsidiary (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged pursuant to the Security Documents and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary.

10. Mortgage Filings. Attached hereto as Schedule 10(a) is a schedule setting forth (a) all real property owned, leased or otherwise held by each Grantor located in the United States as of the Closing Date and (b) with respect to each Mortgaged Property (i) common names, addresses and uses of each Mortgaged Property (stating improvements located thereon) (ii) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (iii) if different from the name identified pursuant to clause (i) the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a

Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein. Except as described on Schedule 10(b) attached hereto: (a) no Grantor has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property described in Schedule 10(a) and (b) no Grantor has any leases which require the consent of the landlord, tenant or other party thereto to the Transactions. The Mortgages delivered as of the date hereof are in the appropriate form for filing in the filing offices in the jurisdictions identified in Schedule 10(a).

11. Intellectual Property. Attached hereto as Schedule 11(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth, to the best of each Grantor’s knowledge, all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses registered or applied for with the United States Patent and Trademark Office and all other Patents and Trademarks, including the name of the registered owner or applicant and the registration, application or publication number, as applicable, of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 11(B) in proper form for filing with the United States Copyright Office is a schedule setting forth, to the best of each Grantor’s knowledge, all of each Grantor’s Copyrights and Copyright Applications, including the name of the registered owner and the registration number of each Copyright or Copyright Application owned by any Grantor.

12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of commercial tort claims held by any Grantor, including a brief description thereof.

13. Deposit Accounts, Securities Accounts and Commodity Accounts. Attached hereto as Schedule 13 is a true and correct list of deposit accounts, securities accounts and commodity accounts maintained by each Grantor, including the name and address of each institution where each such account is held, the name of each such account, the name of each entity that holds each account and stating if such account is required to be subject to a control agreement requirement.

14. Insurance. Attached hereto as Schedule 14 is a true and correct list of all insurance policies of the Grantors.

15. Other Collateral. Attached hereto as Schedule 15 is a true and correct list of all of the following types of collateral, if any, owned or held by each Grantor: (a) all agreements and contracts with any Governmental Authority, (b) all FCC licenses, (c) all aircraft and airplanes, (d) all ships and boat vessels, (e) all rolling stock and trains, (f) all oil, gas, minerals and as extracted collateral, stating in each case, if such types of collateral are required to be pledged pursuant to the Security Documents.

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